UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05038

Clearwater Investment Trust

(Exact name of registrant as specified in charter)

2000 Wells Fargo Place, 30 East 7th Street, Saint Paul, Minnesota 55101-4930

(Address of principal executive offices) (Zip code)

Karen P. Rau

Fiduciary Counselling, Inc.

2000 Wells Fargo Place, 30 E. 7th Street

Saint Paul, Minnesota 55101-4930

Copy to:

John V. O’Hanlon, Esq.

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 651-228-0935

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

CLEARWATER INVESTMENT TRUST

Clearwater Core Equity Fund
Clearwater Small Companies Fund
Clearwater Tax-Exempt Bond Fund
Clearwater International Fund

Annual Report
for the year ended
December 31, 2019

Management Discussion of Clearwater Funds’ Performance

Clearwater Core Equity Fund

The Clearwater Core Equity Fund (the “Core Equity Fund” or the “Fund”) seeks long-term growth of capital. Under normal market conditions, the Core Equity Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. The Core Equity Fund’s assets are managed in a “multi-manager, multi-style” approach. As of December 31, 2019, the Fund had three subadvisers that provide day-to-day management of Fund assets. Parametric Portfolio Associates LLC (“Parametric”), with approximately 40% to 60% of the Fund’s assets, manages its portion of the Fund’s assets to track the Russell 1000® Index as closely as possible without requiring the Fund to realize taxable gains. The remaining Fund assets are divided between AQR Capital Management, LLC (“AQR”) and O’Shaughnessy Asset Management, LLC (“OSAM”), who both utilize an active management style.

2019 Market Overview:

Domestic large capitalization equities, as defined by the Russell 1000® Index, generated more than 30% returns in 2019, driven by the Federal Reserve’s shift to a more accommodative monetary policy stance and improved investor sentiment that was in part derived from the announcement of a phase one trade deal between the U.S. and China. Value stocks underperformed growth stocks for the third straight year, as measured by the Russell 1000® Value Index and the Russell 1000® Growth Index.

2019 Performance and 2020 Outlook:

The Core Equity Fund gained 29.1%, net of fees, in 2019 compared to an increase of 31.4% for the Russell 1000® Index, the Fund’s benchmark.

Each of the three subadvisers comment on the performance of their specific portions of the Fund and provide a market outlook for the next year in the paragraphs below. For comparison of the subadvisers’ capabilities, performance is shown gross of fees. The Fund pays a single advisory fee to Clearwater Management Co., Inc., which in turn pays the subadvisers out of its advisory fee.

Although the overall performance of the Core Equity Fund is measured against its benchmark, as stated above, each of the underlying subadvisers may manage their portion of the Fund against a different benchmark that aligns more closely with their strategy. In each section below, the subadvisers discuss their view of the market over the last twelve months, the performance of their portfolios with respect to the benchmark against which their particular portfolio is managed and their outlook for the next twelve months. Parametric, the subadviser that follows a tax-managed passive strategy, slightly underperformed its benchmark in 2019. Both active managers, AQR and OSAM, underperformed their respective benchmarks in 2019 by a larger margin.

AQR Commentary

General Market Overview:

We trade a set of strategies based on the value, momentum, and quality signals of individual securities that seek a positive expected return versus the appropriate benchmark, in a variety of economic environments. Because our investment approach employs a systematic set of rules based on economic intuition and testing to seek to ensure they are robust across time, macro environments, and geographies, we typically do not offer general market overviews.

2019 Performance:

The portion of the Core Equity Fund managed by AQR (the “Portfolio”) underperformed the Russell 1000® Index (the “benchmark”) in 2019, returning 28.8%, gross of fees, while the benchmark returned 31.4%. Sector allocation was additive to performance, while stock selection within sectors detracted from performance. The largest detractor was the Health Care sector, where both sector allocation and stock selection within the sector contributed to underperformance versus the benchmark.

2020 Outlook:

In terms of sector positioning, we are currently overweight Financials while being underweight Energy. With respect to long-term attractiveness, we believe that valuations are currently less attractive in the U.S.

OSAM Commentary

General Market Overview:

2019 was a strong year for returns in global equity markets and a few key themes emerged for the year. Growth outperformed value (the Russell 1000® Growth Index outperformed the Russell 1000® Value Index by 9.8% in 2019) and large capitalization stocks outperformed small capitalization stocks (the Russell 1000® Index outperformed the Russell 2000® Index by 5.9%). 2019 was marred by trade wars, Federal Reserve policy, and political tensions. The Federal Reserve cut interest rates for the third time in October and the U.S. came to a verbal agreement with China on signing a phase one trade deal that marked a potential first step to ending the trade war.

2019 Performance:

The portion of the Core Equity Fund managed by OSAM (the “Portfolio”) underperformed the Russell 1000® Index (the “benchmark”) in 2019, returning 26.2%, gross of fees, while the benchmark returned 31.4%. The elimination of lower quality stocks was the largest detractor from the Portfolio’s performance. The Portfolio’s tilts toward factors such as value and momentum and an underweight exposure to large capitalization stocks also detracted from performance.

2020 Outlook:

We believe our Portfolio is positioned well for 2020. Our investment process favors companies that have higher levels of return on capital, lower reliance on external financing, and trade at what we believe are deep discounts across many valuation factors relative to the benchmark. At year- end 2019, the Portfolio’s holdings were returning capital to shareholders at a rate of 6.2% versus the benchmark’s 2.9%. We believe that these combined advantages can only be delivered by a portfolio which is distinct from the benchmark. We also believe that our Portfolio continues to represent a unique take on the U.S. equity market. Entering 2020 we expect to continue to focus on what we believe is our market niche: quality companies, often trading at out-of-favor prices, which are aggressively returning capital to equity shareholders through dividends and share repurchases.

Parametric Commentary

General Market Overview:

The stock market had a strong year in 2019, spanning across large and small capitalization stocks as well as value and growth stocks. The two decisive factors that impacted the market in 2019 were the trade tensions with China and Federal Reserve’s interest rate policy. In May, market sentiment turned negative when the United States increased tariffs on Chinese products and threatened new tariffs with coinciding retaliatory announcements by China. Market sentiment turned positive after trade talks resumed and phase one of the trade deal was announced. In the wake of the trade war and a slowdown in economic activity, the Federal Reserve cut interest rates three times (beginning in July), from 2.50% to 1.75%. This accommodative monetary policy further boosted market confidence.

2019 Performance:

The portion of the Core Equity Fund managed by Parametric (the “Portfolio”) underperformed the Russell 1000® Index (the “benchmark”) in 2019, returning 31.2%, gross of fees, while the benchmark returned 31.4%. Most of the underperformance was attributed to holding a small amount of cash in a strong up market (cash drag). The Technology sector was slightly underweight relative to the benchmark, which also contributed to the underperformance.

2020 Outlook:

The phase one trade deal between the U.S. and China was signed in January 2020. However, there are still many issues between the two largest economic powers. How it unfolds in 2020 remains an uncertainty. The Federal Reserve seems to be committed to low interest rates, ready to accommodate any deteriorating economic conditions.

Clearwater Small Companies Fund

The Clearwater Small Companies Fund (the “Small Companies Fund” or the “Fund”) seeks long-term growth of capital. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. The Fund defines “small companies” as issuers with market capitalizations no greater than that of the largest market capitalization company included in the Russell 2000® Index at the time of purchase. Equity securities consist primarily of exchange-traded common and preferred stocks and convertible securities. The Fund uses a “multi-style, multi-manager” approach with three subadvisers who employ distinct investment styles: Cooke & Bieler, L.P. (“Cooke & Bieler”), Kennedy Capital Management Inc. (“Kennedy”), and Pzena Investment Management, LLC (“Pzena”). At December 31, 2019, Kennedy managed about 60% of the Fund while Cooke & Bieler and Pzena managed about 20% each.

2019 Market Overview:

Domestic small capitalization equities, as defined by the Russell 2000® Index, generated more than 25% returns in 2019, driven by the Federal Reserve’s shift to a more accommodative monetary policy stance and improved investor sentiment that was in part derived from the announcement of a phase one trade deal between the U.S. and China. Value stocks underperformed growth stocks for the third straight year, as measured by the Russell 2000® Value Index and the Russell 2000® Growth Index.

2019 Performance and 2020 Outlook:

The Small Companies Fund gained 26.4%, net of fees, during 2019 compared to a gain of 25.5% for the Russell 2000® Index, the Fund’s benchmark.

Each of the three subadvisers comment on the performance of their specific portions of the Fund and provide a market outlook for the next year in the paragraphs below. For comparison of the subadvisers’ capabilities, performance is shown gross of fees. The Fund pays a single advisory fee to Clearwater Management Co., Inc., which in turn pays the subadvisers out of its advisory fee.

Although the overall performance of the Small Companies Fund is measured against its benchmark, as stated above, each of the underlying subadvisers may manage their portion of the Fund against a different benchmark that aligns more closely with their strategy. In each section below, the subadvisers discuss their view of the market over the last twelve months, the performance of their portfolios with respect to the benchmark against which their particular portfolio is managed and their outlook for the next twelve months. Both Cooke & Bieler and Pzena outperformed their respective benchmarks in 2019, while Kennedy underperformed its benchmark.

Kennedy Commentary

General Market Overview:

2019 marked a significant turnaround for small capitalization equity markets, with the Russell 2000® Index rising 25.5% following an 11.0% decline in 2018. 2019 was headlined by a few important themes, including tariffs, cyclicality, impeachment, and large cap growth. After driving significant volatility in late 2018, fears of a trade war with China began to subside in 2019 as investors came to realize that verbal sparring is less likely to drive meaningful changes in cash flow for companies. As economic activity continued apace and the yield curve steepened, concerns around a near term economic contraction began to fade. Amidst this steady economic backdrop, uncertainty created by the impeachment hearings seemed to have little effect on equity markets. Gains from large capitalization growth stocks were particularly impressive and were well ahead of the gains from small capitalization value stocks. We find it surprising that the gap between large and small capitalization returns remains this wide, which we believe creates an attractive opportunity for small capitalization investors in the years to come.

2019 Performance:

The portion of the Small Companies Fund managed by Kennedy (the “Portfolio”) underperformed the Russell 2000® Index (the “benchmark”) in 2019, returning 24.5%, gross of fees, while the benchmark returned 25.5%. Positive stock selection in Financials and an underweight to Energy was more than offset by underperformance in the Health Care, Consumer Discretionary, and Industrials sectors. Considering the strength in the equity market, the Portfolio’s cash position also detracted from performance.

2020 Outlook:

As we contemplate the year to come, we are watching a few important themes. As usual, election years come with policy uncertainty, and we believe that heightened political polarity will likely lead to increased market volatility as investors grapple with potential outcomes from the presidential race. From a more fundamental perspective, the health of the U.S. consumer remains foremost in our minds, given our belief that consumers are the engine that drive our economy and hence our companies. Based on employment trends and various income metrics, coupled with continued low inflation, we believe the consumer’s buying power remains strong. Given these factors, we believe the U.S. economy should continue to grow at a modest pace over the near to medium term. From a portfolio perspective, regardless of the economic environment, we remain confident in our ability to find management teams who we believe are adept at utilizing their companies’ cash flows to enable continuing high returns. This is a dynamic that we believe is often overlooked by market participants with shorter time horizons and accrues to our benefit over time.

Cooke & Bieler Commentary

General Market Overview:

U.S. equity markets ended 2019 on a very strong note, with certain indices reaching record highs. Investor optimism was buoyed by easing trade tensions and indications of diminishing recession risks. Growth stocks outperformed value stocks and bond-proxy sectors, such as Utilities, underperformed the broader market. Investors were soothed by the Federal Reserve’s accommodative monetary policy pivot, which boosted U.S. equity indices, with particular strength in the Technology sector. Volatility receded from higher levels in 2018.

2019 Performance:

The portion of the Small Companies Fund managed by Cooke & Bieler (the “Portfolio”) outperformed the Russell 2000® Value Index (the “benchmark”) in 2019, returning 37.6%, gross of fees, while the benchmark returned 22.4%. Stock selection within sectors contributed nearly all the outperformance, although sector allocation also contributed positively. Stock selection in the Industrials, Materials, and Consumer Discretionary sectors was particularly strong. Significant individual contributors to the Portfolio’s return included Winnebago, Colfax, Schweitzer-Mauduit, Reliance Steel, and Syneos Health.

2020 Outlook:

Looking forward, we are cautiously optimistic. The Portfolio’s fundamentals remain strong, but valuations have risen to more demanding levels. The Portfolio’s pro-cyclical tilt benefitted performance in 2019 as recession fears moderated but will likely be less of a tailwind going forward. Nonetheless, we remain confident in the Portfolio’s positioning and our ability to identify what we believe to be reasonably priced stocks of high-quality businesses that should add value over the long term. All things considered, we believe the market likely will be more volatile in 2020, creating opportunities for investors like us. We remain watchful for those openings, with the knowledge that timely eliminations can strengthen the Portfolio as much as initiations.

Pzena Commentary

General Market Overview:

Stocks ended 2019 strongly with large and small capitalization stocks up significantly for the year. Small capitalization stocks lagged large capitalization stocks and growth stocks outperformed value stocks in 2019. Growth’s outperformance shifted between companies viewed as delivering reliable growth with little concern for their valuations and those that provided stability and yield. On the other hand, companies that disappointed in delivering growth were severely punished, even if the underlying businesses remained healthy.

2019 Performance:

The portion of the Small Companies Fund managed by Pzena (the “Portfolio”) outperformed the Russell 2000® Value Index (the “benchmark”) in 2019, returning 26.2%, gross of fees, while the benchmark returned 22.4%. The outperformance was driven by stock selection within the Materials, Consumer Discretionary, and Industrials sectors. Sector allocation within Financials and Health Care detracted from performance.

Specialty technology distributor Anixter was the largest individual contributor to performance, rising as a private equity player and competitor Wesco made competing bids to acquire the company. The initial takeout offer was lower than we felt reasonable, but incremental bidding brought the valuation closer to our estimate of the stock’s fair value, which led us to sell the position. C&J Energy Services was the largest individual detractor on weak crude oil prices. The company operates in the critical oil services industry, which is necessary to find and produce oil and gas. We believe weak oil prices and temporary oversupply are masking the fact that oil and gas capital spending must pick up dramatically to offset a looming shortfall in energy supply coming over the next several years, and the weak prices favor it over suppliers. The company merged with Keane Energy and was renamed NexTier Oilfield Solutions. We believe that the new combined company has incremental scale with two complementary companies brought together.

2020 Outlook:

The large underperformance of value versus growth stocks and small capitalization versus large capitalization stocks has created what we believe to be an abundance of opportunity to build an attractive small cap value portfolio. The wide dispersion between what we believe are the cheapest and most expensive stocks is near unprecedented levels. This is significant, as a wide dispersion has generally led to strong outperformance by value stocks over the long term. We continue to see a broadening of opportunities due to market moves in recent months, but the Portfolio remains heavily invested in what we believe to be attractively valued, economically sensitive market segments. We are still not yet finding opportunities in perceived safe sectors such as REITs and Utilities.

Clearwater Tax-Exempt Bond Fund

The Clearwater Tax-Exempt Bond Fund (the “Tax-Exempt Bond Fund” or the “Fund”) seeks high current income that is exempt from U.S. federal income tax, consistent with preservation of capital. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories, and possessions and the District of Columbia. The interest on these securities is generally exempt from both U.S. regular federal income tax and U.S. federal alternative minimum tax. However, the Fund may invest up to 20% of its assets in securities that generate interest income subject to federal alternative minimum tax for individuals. The Fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. The Fund’s subadviser, Sit Fixed Income Advisors II, LLC (“Sit”), provides day-to-day management for the Fund. It should be noted that the Fund is not a money market fund and is not intended to be a money market fund substitute. Under normal market conditions, the Fund’s investments may be more susceptible than a money market fund to interest rate risk and credit risks relevant to the Fund’s investments.

Sit has provided the commentary below regarding the Tax-Exempt Bond Fund. The Fund pays a single advisory fee to Clearwater Management Co., Inc., which in turn pays the subadviser out of its advisory fee.

Sit Commentary

General Market Overview:

Tax-exempt municipal bonds delivered strong returns in 2019 supported by record inflows into tax-exempt municipal bond funds and net negative supply. The U.S. Treasury yield curve inverted in March and remained inverted until the fourth quarter. Ultra-short yields fell approximately 25-40 basis points in the first half of the year, before falling further to end the year down 90-95 basis points. Meanwhile, short to intermediate yields, which fell 70-75 basis points in the first half of the year, fell slightly in the second half to end the year down about 75-80 basis points. Long U.S. Treasury yields fell by about 50 basis points in the first half of the year and ended the year down 60-65 basis points, so the net result was a slightly steeper U.S. Treasury yield curve. Meanwhile, the municipal yield curve flattened with short and intermediate tax-exempt yields down roughly 75-85 basis points on the year compared to the 30-year maturity which was down 93 basis points.

Credit fundamentals remain generally sound as credit spreads tightened significantly in the first half of the year, then remained stable in the second half. State government general fund revenue collections continue to be strong and state budgets remain largely healthy, despite a few notable exceptions such as Illinois, New Jersey and Connecticut. Puerto Rico bonds rallied significantly in 2019 as the Financial Oversight and Management Board for Puerto Rico reached agreements with various creditor groups and the debt restructuring process proceeded through U.S. District Court. The Federal Reserve kept short-term interest rates unchanged in the first half of 2019, then cut them by 25 basis points in July, September and October. Finally, direct and indirect retail demand remained solid in 2019 in the wake of the tax legislation passed in December 2017 that capped state and local tax deductions.

2019 Performance:

The Tax-Exempt Bond Fund returned 7.7%, net of fees, in 2019. The Fund’s benchmark, the Barclays Municipal Bond 5 Year (4-6) Index (the “benchmark”), returned 5.4% over the same period. In 2019 we continued hedging interest rate risk by shorting U.S. Treasury futures. We adjusted the hedge throughout the year as interest rates declined before finally taking off in November. The Fund’s average life duration, a measure of the Fund’s sensitivity to changes in interest rates, increased slightly from 4.6 years at the beginning of the year to 4.9 years at the end of the year. For comparison, the benchmark had a duration of 4.0 years at the beginning and the end of the year.

The Fund’s longer duration as well as an allocation to and superior security selection within non-rated bonds were the primary reasons for the outperformance during 2019. Lower investment grade rated bonds and non-rated bonds outperformed those of higher credit quality as investors sought higher yields. Another contributing factor was the Fund’s position in closed-end municipal bond funds, which performed well in 2019. The Fund’s yield fell during the year, but the Fund continues to maintain a significant yield advantage over its benchmark.

2020 Outlook:

Political discord, ongoing impeachment proceedings and the presidential election add political risk to the financial markets in 2020. In general, we believe the economy enters 2020 with good momentum, aided by precautionary monetary easing, healthy consumer spending and a reduction in trade-related risks with China. We expect U.S. real GDP growth to slow from its estimated pace of 2.5% in 2019 to around 2.0% in 2020, and inflation to inch higher. Uncertainty exists regarding the shape of the yield curve in 2020. The Federal Reserve’s “midcycle adjustment” to interest rates appears to be over for now. The Federal Reserve has indicated a pause after cutting interest rates three times in the second half of 2019 but continues to monitor the implications of incoming information. We expect gross municipal supply to be comparable to 2019, perhaps exceeding maturities and redemptions to generate positive net supply. However, taxable bond issuance continues to become a bigger component of municipal supply with tax-exempt issuance flat. That dynamic provides technical support to the tax-exempt market. We also expect strong retail demand from residents of high-income tax states to continue in the wake of the virtual elimination of the state and local income tax deduction.

Regarding credit, after tightening markedly in 2019, we expect credit spreads to modestly widen which will dampen performance of lower investment grade and non-rated bonds. More progress is expected to be made in Puerto Rico in 2020 with debt swap deals occurring within the next twelve months. We believe that Illinois, New Jersey and Connecticut related concerns will continue to weigh on the market and could produce some volatility. Furthermore, we believe the funding of retirement pensions and healthcare obligations for states and large local municipalities will remain a hot topic and the subject of negative media reports about the municipal market. We believe that the Fund’s income advantage and diversification in terms of yield curve positioning and credit quality have positioned it opportunistically for the economic and interest rate environment that we expect in 2020. We expect our investment of new cash flows to be focused on maturities in the 5-30 year range.

Clearwater International Fund

The Clearwater International Fund (the “International Fund” or the “Fund”) seeks long-term growth of capital. The Fund generally invests at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States. The Fund diversifies its investments among many different countries throughout the world and may invest in companies of any size. The Fund does not intend to invest more than 20% of its net assets in the equity securities of developing or emerging market issuers. The Fund uses a “multi-style, multi-manager” approach. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently has four subadvisers that provide day-to-day management of Fund assets. Parametric Portfolio Associates LLC (“Parametric”) manages its portion of the portfolio (approximately 35%) to track the MSCI World Ex U.S.A. Index – Net Dividends as closely as possible without requiring the Fund to realize taxable gains. The Fund’s other three subadvisers, Artisan Partners Limited Partnership (“Artisan”), LSV Asset Management (“LSV”) and WCM Investment Management, LLC (“WCM”), utilize an active management style and manage the remaining 65% of the Fund. LSV was added as a subadviser in September 2019 and at the same time WCM, which already managed a large cap strategy, began managing a separate small cap strategy for the Fund. Templeton Investment Counsel, LLC was terminated as a subadviser at that time.

2019 Market Overview:

As defined by the Fund’s benchmark, the MSCI World Ex U.S.A. Index - Net Dividends (the “benchmark”), large and mid-capitalization, international developed market stocks returned more than 22% in 2019. The strong performance was partially attributable to the renewed prospects for, and ultimately a phase one trade deal between the U.S. and China. International small capitalization stocks outperformed large capitalization stocks in 2019, after underperforming in 2018.

2019 Performance and 2020 Outlook:

The International Fund gained 26.5%, net of fees, in 2019 compared to an increase of 22.5% for the benchmark.

Each of the four subadvisers comment on the performance of their specific portions of the Fund and provide a market outlook for the next year in the paragraphs below. For comparison of the subadvisers’ capabilities, performance is shown gross of fees. The Fund pays a single advisory fee to Clearwater Management Co., Inc., which in turn pays the subadvisers out of its advisory fee.

Although the overall performance of the International Fund is measured against its benchmark, as stated above, each of the underlying subadvisers may manage their portion of the Fund against a different benchmark that aligns more closely with their strategy. In each section below, the subadvisers discuss their view of the market over the last twelve months, the performance of their portfolios with respect to the benchmark against which their particular portfolio is managed and their outlook for the next twelve months. Each subadviser allocation outperformed its respective benchmark for the applicable period, with WCM’s Focused Growth International strategy generating significant outperformance.

Artisan Commentary

General Market Overview:

Measured in U.S. dollar terms, the MSCI EAFE Index (the “benchmark”) returned 22.0% in 2019, as a variety of concerns abated, including global trade tensions, global monetary policy’s future direction, Brexit uncertainty and signs of slowing economic growth (particularly as the year concluded). U.S. stocks outperformed developed international stocks. All sectors generated positive returns in 2019, led by Technology, Health Care and Industrials. Conversely, Energy was the worst-performing sector on a relative basis.

2019 Performance:

The portion of the International Fund managed by Artisan (the “Portfolio”) outperformed the benchmark in 2019, returning 25.2%, gross of fees, while the benchmark returned 22.0%. Performance of the following stocks had a positive impact on the Portfolio during the period: Samsung Electronics, a leader in smartphones, semiconductors and other electronic components; Arch Capital, a Bermuda-based company that writes insurance and reinsurance on a worldwide basis; NXP Semiconductors, one of the two dominant suppliers of semiconductors to the automotive industry and one of the top-five suppliers of analog semiconductors for general industrial uses; ABB, a leading global engineering company and the largest global supplier of industrial motors, generators and power grids; and Tesco, the UK’s largest food retailer. Among the period’s negative contributors were Baidu, the dominant Internet search business in China; Bankia, a leading Spanish bank; Fresenius Medical Care, the world’s leading provider of essential kidney dialysis services via its network of owned clinics and in patients’ homes; John Wood Group, a provider of project, engineering and technical services to the oil and gas, industrial, refining, power generation and other sectors worldwide; and Diageo, a world-leading producer and distiller of alcoholic beverages.

2020 Outlook:

As markets rose over the course of 2019, the Portfolio’s discount to intrinsic value accordingly narrowed; however, we still believe the Portfolio holds strong businesses that are trading at attractive valuations.

LSV Commentary

General Market Overview:

International equities rallied in the fourth quarter of 2019, capping off a strong calendar year of performance. Developed international small capitalization stocks outperformed international large capitalization stocks. From a style perspective, international small capitalization value stocks underperformed international small capitalization growth stocks. We define value stocks as stocks that are cheap on multiple measures of value with particular emphasis on stocks that are attractive based on their ability to generate strong cash flow and earnings. While it has been a difficult environment for value stocks over the last several years, our portfolio of value stocks recovered some over the last few months of 2019.

2019 Performance:

The portion of the International Fund managed by LSV (the “Portfolio”) outperformed the MSCI All-Country World Ex U.S.A. Small Cap Value Index - Net Dividends (the “benchmark”) since LSV’s inception in the Fund on September 26, 2019, returning 14.0%, gross of fees, while the benchmark returned 10.8%. Strong stock selection across several sectors accounted for most of the outperformance. Stock selection was particularly strong in the Industrials, Financials and Technology sectors. Within Industrials, our airline and construction companies were positive contributors. In Technology, our holdings in the electronic equipment, electronic components and semiconductor equipment industries added value.

2020 Outlook:

While we do not develop an outlook or use macro forecasts in our investment decision making process, we can comment on the relative attractiveness of the Portfolio from a valuation standpoint. While valuation multiples for the market and the Portfolio expanded in 2019 given the strong market performance, we believe the Portfolio is trading at a significant discount relative to the benchmark. The Portfolio is also yielding nearly 4%, which is in excess of the benchmark’s yield of 3.5%.

While value stocks performed well over the last four months of 2019, we believe that value stocks continue to trade at a significant discount to growth stocks relative to history, after relatively poor performance over the last several years. While it is difficult to time growth/value performance cycles, in the past when we have observed similar spreads between growth and value, value as a style has recovered over the subsequent years.

WCM Commentary

General Market Overview:

Global equity markets enjoyed a strong rally to end 2019, pushing most indices to all-time highs. Investors applauded the more stable U.S.-China trade relationship going into year-end. We did see a resurgence of secular growth stocks toward the end of 2019, although these types of stocks carry a smaller weight in the portfolio as we continue to trim more expensive stocks within this portion of the portfolio.

2019 Performance (Focused Growth International strategy):

The portion of the International Fund managed by WCM pursuant to WCM’s Focused Growth International strategy (the “Portfolio”) significantly outperformed the MSCI All-Country World Ex U.S.A. Growth Index - Net Dividends (the “benchmark”) in 2019, returning 37.4%, gross of fees, while the benchmark returned 27.3%. Stock selection was the primary driver of the outperformance. Sector allocation also contributed to performance, driven by overweights to the Technology, Health Care and Consumer Discretionary sectors. Geographically the story was similar. Country allocation provided a relatively modest contribution to performance, meaning that stock selection drove most of the outperformance.

2019 Performance (International Small Cap Growth strategy):

The portion of the International Fund managed by WCM pursuant to WCM’s International Small Cap Growth strategy (the “Portfolio”) outperformed the MSCI All-Country World Ex U.S.A. Small Cap Growth Index - Net Dividends (the “benchmark”) since WCM’s inception in the Fund on September 27, 2019, returning 15.6%, gross of fees, while the benchmark returned 10.9%. The outperformance was driven about equally by stock selection and sector allocation. An overweight to the Technology sector and an underweight to the Real Estate sector was additive to performance. Stock selection within the Financials, Industrials and Consumer Discretionary sectors contributed positively. Geographically, nearly all the outperformance was attributable to stock selection.

2020 Outlook:

Despite our Focused Growth International strategy realizing its second strongest absolute return in the strategy’s history, we still believe there are plenty of market inefficiencies in global equity markets that can be exploited by our focused, low turnover approach.

Parametric Commentary

General Market Overview:

In 2019, global markets rallied strongly from the December 2018 lows. Global markets rebounded on the renewed prospects of a U.S. trade deal with China. The rally was widespread across all economic sectors and countries. The Technology sector had the highest returns, followed by Health Care.

2019 Performance:

The portion of the International Fund managed by Parametric (the “Portfolio”) outperformed the MSCI World Ex U.S.A. Index - Net Dividends (the “benchmark”) in 2019, returning 23.4%, gross of fees, while the benchmark returned 22.5%. Most of the outperformance was attributable to stock selection in the Materials and Financials sectors. Cash was the largest detractor from performance given the market’s strong returns during the period.

2020 Outlook:

We believe that in 2020, the potential trade war between the U.S. and China could still have a significant impact on the rest of the world. Given China’s large market and imports, a slowdown in its economy due to the trade war directly affects the rest of the world. We believe this risk factor will persist into the foreseeable future.

Comparison of the Change in Value of a $10,000 Investment in the Core Equity Fund and the Russell 1000® Index

Comparison of the Change in Value of a $10,000 Investment in the Small Companies Fund and the Russell 2000® Index

Comparison of the Change in Value of a $10,000 Investment in the Tax-Exempt Bond Fund and the Barclays Capital U.S. Municipal Bond 5 Year (4-6) Index

Comparison of the Change in Value of a $10,000 Investment in the International Fund and the MSCI World Ex U.S.A. Index - Net Dividends

Fund Expense Example

(unaudited)

As a shareholder of the Clearwater Core Equity Fund (“Core Equity Fund”), Clearwater Small Companies Fund (“Small Companies Fund”), Clearwater Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”), and Clearwater International Fund (“International Fund” and together with the Core Equity Fund, Small Companies Fund and Tax-Exempt Bond Fund, the “Funds”), you incur costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing costs which the Funds pay directly, you as a shareholder indirectly bear the expenses of any outside exchange traded funds or mutual funds in which the Funds invest. (These are also referred to as “acquired funds” and those indirect expenses represent the Funds’ pro rata portion of the cumulative expense charged by the acquired funds.)

The example provided is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2019.

Actual Expenses

The first section of the table on the following page provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period July 1, 2019 through December 31, 2019” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the second section of the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of the Funds to other mutual funds that charge transaction costs and/or sales charges or redemption fees.

Actual returns	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period July 1, 2019 through December 31, 2019*
Core Equity Fund	$1,000.00	$1,103.30	$1.86
Small Companies Fund	$1,000.00	$1,086.20	$5.15
Tax-Exempt Bond Fund	$1,000.00	$1,024.00	$1.63
International Fund	$1,000.00	$1,087.10	$3.58

Hypothetical 5% return (before expenses)
Core Equity Fund	$1,000.00	$1,023.44	$1.79
Small Companies Fund	$1,000.00	$1,020.27	$4.99
Tax-Exempt Bond Fund	$1,000.00	$1,023.59	$1.63
International Fund	$1,000.00	$1,021.78	$3.47

*	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expense ratios for the most recent one-half year period may differ from expense ratios based on one-year data in the Financial Highlights.

The annualized expense ratios (reflecting voluntary fee waivers in effect during the period) are as follows:

Core Equity Fund	0.35%
Small Companies Fund	0.98%
Tax-Exempt Bond Fund	0.32%
International Fund	0.68%

Approval of Investment Management and Subadvisory Agreements

Clearwater Management Co., Inc. (“CMC”) is responsible for managing the investment programs and strategies for the Core Equity Fund, Small Companies Fund, Tax-Exempt Bond Fund, and International Fund (collectively, the “Funds”). CMC also provides other administrative services to the Funds and these services, as well as its investment management services, are provided to the Funds under an agreement (the “Management Agreement”). CMC conducts due diligence when selecting each subadviser (collectively, the “Subadvisers”) for the Funds and oversees the performance of the Subadvisers. The Subadvisers provide portfolio management and related services for the Funds under individual subadvisory agreements (the “Subadvisory Agreements”).

The Trust’s Board of Trustees (the “Board” or “Trustees”) met periodically throughout the year to address a broad range of agenda items. For example, at each regularly scheduled meeting, the Trustees reviewed information about the investment performance and financial results of the Funds. On an annual basis, the Trustees, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), consider the renewal of the Management Agreement and the Subadvisory Agreements. In addition, the Trustees periodically consider the retention of new subadvisers.

Approval of Subadvisory Agreement – LSV Asset Management (International Fund)

At an in-person meeting held on September 12, 2019, the Trustees considered a new subadvisory agreement with LSV Asset Management (“LSV”) (the “LSV Agreement”) for the International Fund. At this meeting, the Trustees met with representatives of LSV and received a presentation discussing LSV’s investment philosophy and process, past performance, subadvisory experience, investment team and organizational structure.

In advance of the meeting on September 12, 2019, the Trustees received written information that included: information as to the proposed allocation of assets among the Fund’s subadvisers, and a summary of information about LSV, including its investment professionals, process, philosophy, portfolio construction, past performance and proposed subadvisory fees. In addition, at the meeting on September 12, 2019, the Trustees received information from the Trust’s Chief Compliance Officer as to his review of LSV’s Code of Ethics, Form ADV and compliance program.

At the September 12, 2019 meeting, counsel to the International Fund and Trustees reviewed with the Trustees the various factors relevant to their consideration of the LSV Agreement and the Trustees’ responsibilities related to their review. The Trustees reviewed and analyzed a number of factors that the Trustees deemed relevant with respect to the LSV Agreement. These factors included: the nature, quality, and extent of the services to be provided to the International Fund by LSV; LSV’s investment process; performance data for LSV’s strategy; the qualifications and experience of the investment professionals who would be responsible for the management of their allocation of the International Fund’s assets; and LSV’s overall resources.

No single factor determined whether or not the agreement would be approved but rather the totality of factors considered was determinative. Following an analysis and discussion of the factors described below, the Trustees, including all of the Independent Trustees, approved the LSV Agreement.

Nature, Extent, and Quality of Services Provided

The Trustees considered the specific investment processes LSV would use in managing its allocation of the Fund’s assets. The Trustees looked at the qualifications of LSV’s investment team who would be responsible for managing its allocation of the Fund’s assets. The Trustees concluded that the nature, extent, and quality of the subadvisory services expected to be provided by LSV were appropriate for the Fund.

Investment Performance

The Trustees discussed the performance record for the strategy LSV would use in managing its allocation of the Fund’s assets as compared to its strategy benchmark. The Trustees noted that the strategy’s performance compared favorably to its strategy benchmark for the period since its inception in 2002. The Trustees concluded that this data supported the decision to approve the LSV Agreement.

Comparative Fees and Cost of Services Provided

The Trustees evaluated the proposed subadvisory fee schedule, which was negotiated at arm’s length by CMC. The Trustees noted that the fee schedule was competitive with the fee schedule for the current subadviser managing a small cap portfolio based on the expected allocation to LSV. The Trustees also noted that CMC, not the Fund, would pay the subadvisory fee to LSV. The Trustees concluded that the proposed subadvisory fee schedule was reasonable given the nature, extent and quality of the subadvisory services to be performed by LSV.

Benefits to the Subadviser

The Trustees considered the ancillary benefits that could accrue to LSV due to its relationship with the Fund and noted that the relationship would be limited to the provision of subadvisory services. The Trustees concluded that no significant ancillary benefits would result from the LSV Agreement.

Profitability

The Trustees considered that LSV is an independent firm and that the subadvisory fee to be charged is the result of arm’s length bargaining between LSV and CMC.

Economies of Scale

The Trustees noted that CMC, not the Fund, would pay the subadvisory fee to LSV and that the Trustees consider on an annual basis whether economies of scale might be realized by CMC as the Fund’s assets grow and whether there also might be benefits from such growth for the Fund’s shareholders

Other Considerations

The Trustees considered CMC’s judgment and recommendation that adding LSV as a subadviser would add value to the Fund’s shareholders and would be complementary to the Fund’s other subadvisers.

Conclusion

After full consideration of the factors described above along with other information, with no single factor identified as being of paramount importance, the Trustees, including all of the Independent Trustees, concluded that the approval of the LSV Agreement was in the best interests of the Fund and its shareholders and approved the LSV Agreement, with the proposed fee to be paid by CMC out of its management fee.

Approval of Subadvisory Agreement – WCM Investment Management, LLC (International Fund)

At an in-person meeting held on September 12, 2019, the Trustees considered an amended and restated subadvisory agreement with WCM Investment Management, LLC (“WCM”) pursuant to which WCM would manage a sleeve of the International Fund using its International Small Cap Growth strategy, in addition to its existing sleeve managed using is Focused Growth International strategy (the “New WCM Agreement”). At this meeting, the Trustees met with representatives of WCM and received a presentation discussing WCM’s investment philosophy and process, past performance, investment team and organizational structure.

In advance of the meeting on September 12, 2019, the Trustees received written information that included: information as to the proposed allocation of assets among the Fund’s subadvisers, and a summary of information about WCM, including its investment professionals, process, philosophy, portfolio construction, past performance and proposed subadvisory fees.

At the September 12, 2019 meeting, counsel to the International Fund and Trustees reviewed with the Trustees the various factors relevant to their consideration of the New WCM Agreement and the Trustees’ responsibilities related to their review. The Trustees reviewed and analyzed a number of factors that the Trustees deemed relevant with respect to the New WCM Agreement. These factors included: the nature, quality, and extent of the services to be provided to the International Fund by WCM; WCM’s investment process; performance data for WCM’s strategy; the qualifications and experience of the investment professionals who would be responsible for the management of their allocation of the International Fund’s assets; and WCM’s overall resources.

No single factor determined whether or not the agreement would be approved but rather the totality of factors considered was determinative. Following an analysis and discussion of the factors described below, the Trustees, including all of the Independent Trustees, approved the New WCM Agreement

Nature, Extent, and Quality of Services Provided

The Trustees considered the specific investment processes WCM would use in managing its new allocation of the Fund’s assets. The Trustees looked at the qualifications of WCM’s investment team who would be responsible for managing its allocation of the Fund’s assets. The Trustees concluded that the nature, extent, and quality of the subadvisory services expected to be provided by WCM were appropriate for the Fund.

Investment Performance

The Trustees discussed the performance record for the strategy WCM would use in managing its allocation of the Fund’s assets as compared to its strategy benchmark. The Trustees noted that the strategy’s performance compared favorably to its strategy benchmark for the period since its inception in 2015. The Trustees concluded that this data supported the decision to approve the New WCM Agreement.

Comparative Fees and Cost of Services Provided

The Trustees evaluated the proposed subadvisory fee schedule, which was negotiated at arm’s length by CMC. The Trustees noted that the WCM fee schedule is competitive when compared to the Templeton fee schedule based on the prior allocation to Templeton. The Trustees also noted that CMC, not the Fund, would pay the subadvisory fee to WCM. The Trustees concluded that the proposed subadvisory fee schedule was reasonable given the nature, extent and quality of the subadvisory services to be performed by WCM.

Benefits to the Subadviser

The Trustees considered the ancillary benefits that could accrue to WCM due to its relationship with the Fund and noted that the relationship would be limited to the provision of subadvisory services. The Trustees concluded that no significant ancillary benefits would result from the New WCM Agreement.

Profitability

The Trustees considered that WCM is an independent firm and that the subadvisory fee to be charged is the result of arm’s length bargaining between WCM and CMC.

Economies of Scale

The Trustees noted that CMC, not the Fund, would pay the subadvisory fee to WCM and that the Trustees consider on an annual basis whether economies of scale might be realized by CMC as the Fund’s assets grow and whether there also might be benefits from such growth for the Fund’s shareholders.

Other Considerations

The Trustees considered CMC’s judgment and recommendation that hiring WCM to manage an additional sleeve of the International Fund would add value to the Fund’s shareholders and would be complementary to the Fund’s other subadvisers.

Conclusion

After full consideration of the factors described above along with other information, with no single factor identified as being of paramount importance, the Trustees, including all of the Independent Trustees, concluded that the approval of the New WCM Agreement was in the best interests of the Fund and its shareholders and approved the New WCM Agreement, with the proposed fee to be paid by CMC out of its management fee.

Approval of Investment Management and Subadvisory Agreements (All Funds)

At their in-person meetings on November 1 and December 12, 2019, the Trustees considered the renewal of the Management Agreement and the Subadvisory Agreements for AQR Capital Management, LLC (“AQR”), Artisan Partners Limited Partnership, Cooke & Bieler, L.P., Fiduciary Counselling, Inc. (“FCI”), Kennedy Capital Management (“KCM”), Inc., O’Shaughnessy Asset Management, LLC, Parametric Portfolio Associates LLC (“Parametric”), Pzena Investment Management, LLC, Sit Fixed Income Advisors II, LLC (“Sit”) and WCM.

Prior to the November 1, 2019 meeting, the Trustees requested, received, and reviewed written responses from CMC and the Subadvisers to questions posed to them on behalf of the Trustees and supporting materials relating to those questions and responses. The information presented at the meeting, including comparative performance and expense data, was designed to assist the Trustees in making their determination as to the renewal of the Management Agreement and Subadvisory Agreements. At this meeting, counsel to the Funds and Trustees reviewed with the Trustees the various factors relevant to their consideration of the Management Agreement and Subadvisory Agreements, and the Trustees’ responsibilities related to their review.

At the November 1 and December 12, 2019 meetings, the Trustees considered a number of factors, including those discussed below, that they believed to be relevant. No single factor determined whether or not an agreement would be approved but rather the totality of factors considered was determinative. Following an analysis and discussion of the factors described below, the Trustees, including all of the Independent Trustees, approved the renewal of the Management Agreement and the Subadvisory Agreements.

Nature, Extent, and Quality of Services Provided

The Trustees considered information presented as to the nature, extent, and quality of services provided by CMC and the Subadvisers, as well as their investment expertise, resources, and capabilities. The Trustees considered the quality of the Subadvisers previously recommended by CMC, as well as the ongoing work performed by CMC to recommend enhancements to individual fund management. The Trustees reviewed information regarding the financial condition of CMC and the Subadvisers related to their ongoing ability to provide services specified under the Management Agreement and Subadvisory Agreements. The Trustees considered that FCI provides, in addition to investment management services, certain services related to due diligence, performance reporting, compliance, and other administrative functions that support the investment management services and Subadviser oversight services provided by CMC. Based on their analysis of the data presented, the Trustees concluded that they were generally satisfied with the nature and quality of the services being provided under the Management Agreement and respective Subadvisory Agreements.

Investment Performance

The Trustees reviewed specific information as to the investment performance of the Funds over various periods of time as compared to the performance of their respective benchmark indices and peer groups. On a quarterly basis, the Trustees reviewed reports summarizing the net assets, redemptions, and purchases of shares of the Funds, as well as information regarding the performance of each Subadviser compared to the benchmark against which its particular portfolio is measured. The Trustees concluded that they were generally satisfied with CMC’s and the Subadvisers’ investment performance to date.

Comparative Fees and Cost of Services Provided

The Trustees reviewed the fees paid to CMC and the Subadvisers. The Trustees reviewed reports describing both the management fees charged by CMC and the total expense ratios of the Funds in comparison to those of similarly situated funds. In addition, on a quarterly basis, the Trustees reviewed information as to the expense ratios of the Funds compared to the median expense ratio of a peer group of funds with comparable investment strategies. The Trustees also reviewed information provided by each of the Subadvisers as to fees they charge to other clients, as applicable.

The Trustees noted the ongoing efforts of CMC to reduce expenses charged to shareholders through oversight of service providers and by voluntarily waiving a portion of the management fee payable to CMC as specified in the Funds’ prospectus. In this regard, the Board considered that, effective January 1, 2020, CMC has voluntarily agreed to waive: (i) the management fee for the Core Equity Fund from the contractual fee of 0.90% to 0.31%; (ii) the management fee for the Small Companies Fund from the contractual fee of 1.35% to 0.95%; (iii) the management fee for the Tax-Exempt Bond Fund from the contractual fee of 0.60% to 0.29%; and the management fee for the International Fund from the contractual fee of 1.00% to 0.65%.

At its November 1, 2019 meeting, the Trustees approved amendments to the subadvisory agreements between the Trust, CMC, and each of: (i) AQR on behalf of the Core Equity Fund; (ii) KCM on behalf of the Small Companies Fund; (iii) Sit on behalf of the Tax-Exempt Bond Fund; (iv) Parametric on behalf of the Core Equity Fund; and (v) Parametric on behalf of the International Fund, in each case to reduce the fee rates payable by CMC thereunder based on current asset levels. The Trustees noted that CMC passes through the benefit of subadvisory fee reductions to the Funds through its voluntary fee waiver arrangements.

Management Profitability

The Trustees reviewed CMC’s level of profitability with respect to the Funds, particularly noting CMC’s payment of fees and expenses typically absorbed by mutual fund shareholders. The Trustees concluded that profitability levels for CMC were reasonable. The Trustees considered that the Subadvisers are each independent firms and the subadvisory fees charged are the result of arm’s length bargaining between them and CMC.

Economies of Scale

The Trustees considered whether economies of scale might be realized by CMC as the Funds’ assets grow and whether there also might be benefits from such growth for the Funds’ shareholders. The Trustees noted that the Funds have been in operation for a number of years and, based on their distribution strategy, the Funds will probably not see significant increases in size. However, the Trustees determined that they would continue to monitor the assets of the Funds and consider whether there were additional opportunities to realize benefits from economies of scale for shareholders in the future.

Conclusion

Based on the factors described above, the Trustees, including all of the Independent Trustees, concluded that the investment management fees and subadvisory fees were fair and reasonable in view of the investment performance and quality of services provided. In reaching this conclusion, no single factor was considered determinative.

Quarterly Portfolio Schedule of Investments

The Funds file a complete schedule of their portfolio holdings as of the close of the first and third quarters of their fiscal years with the Securities and Exchange Commission (the “SEC”) on Form N-PORT. Shareholders may request portfolio holdings information free of charge by calling the Transfer Agent toll free at 1- 855-684-9144 or by sending a written request to: The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766 Attn: Clearwater Investment Trust Funds. These filings are also available on the SEC’s Internet site at http://www.sec.gov.

Voting Proxies on Fund Portfolio Securities

The Funds have established Proxy Voting Policies and Procedures (“Policies”) that the Funds use to determine how to vote proxies relating to portfolio securities. They also report, on Form N-PX, how the Funds voted any such proxies during the most recent 12-month period ended June 30. Shareholders may request copies of the Policies or Form N-PX free of charge by calling Fiduciary Counselling, Inc. toll free at 1-888-228-0935 or by sending a written request to: Fiduciary Counselling, Inc., 30 East 7th Street, Suite 2000, St. Paul, MN 55101 Attn: Clearwater Investment Trust Funds. Form N-PX is also available from the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

EXECUTIVE OFFICERS AND TRUSTEES

(As of February 2020)

Information About the Independent Trustees

Name and Age	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years and Other Relevant Experience	Number of Portfolios in the Fund Complex to Be Overseen by the Trustee	Other Directorships Held by the Trustee During the Last 5 Years
Charles W. Rasmussen[1](53) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chair of the Board	As Trustee: Tenure: 2000 - Present Term: Indefinite As Chair: Tenure: 2020 - Present Term: Indefinite	President and Chief Executive Officer, P&G Manufacturing, Inc. (air filtration equipment, 2002-Present)	4	Forest History Society. (non-profit, 2018- Present) Nu Star Inc. (private company 2014- Present)
Sara G. Dent (61) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chair of the Governance and Nominating Committee	As Trustee: Tenure: 2013- Present Term: Indefinite As Chair of the Governance and Nominating Committee: Tenure: 2019– Present Term: Indefinite	Private Investor	4	None
Laura E. Rasmussen[1](56) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chair of the Audit Committee	As Trustee: Tenure: 2000- Present Term: Indefinite As Chair of the Audit Committee: Tenure: 2016 – Present Term: Indefinite	Business Owner, 3 Kittens Needle Arts (textile sales, 2006- Present)	4	None
James E. Johnson (77) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 2011- Present Term: Indefinite	Retired as Executive Vice President, Securian Financial Group, Inc. in 2010, Securian Financial Group, Inc. (1968-2010); Chair of the Board of the Trust (2013 – 2019)	4	None
Lindsay R. Schack (42) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 2015- Present Term: Indefinite	Owner and Architect, LS Architecture (2013 – Present), Adjunct Faculty, Montana State University School of Architecture (2007 – 2013)	4	None

Name and Age	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years and Other Relevant Experience	Number of Portfolios in the Fund Complex to Be Overseen by the Trustee	Other Directorships Held by the Trustee During the Last 5 Years
David M. Weyerhaeuser (61) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 2016- Present Term: Indefinite	Vice President, Sales and Marketing, Northwest Hardwoods (lumber manufacturer and distributor, 1991 – 2016)	4	Chicago Capital, LLC (investment adviser, 2018 - Present) R.D. Merrill Company, Inc. (private company, 1992 – Present)

1 Mr. Rasmussen and Ms. Rasmussen are siblings-in-law.

Information about the Funds’ Executive Officers and Interested Trustees

Name and Age	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years and Other Relevant Experience	Number of Portfolios in the Fund Complex to Be Overseen by the Officer/ Trustee	Other Directorships Held by the Officer/ Trustee During the Last 5 Years
E. Rodman Titcomb, Jr.[2](71) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 2016 – Present Term: Indefinite	Chairman and Chief Executive Officer, Rock Island Company (Communications and event planning, 1998-2013), Managing Director, Elizabeth Ordway Dunn Foundation (1983-2013)	4	None
Justin H. Weyerhaeuser [3](46) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, President and Treasurer	As Trustee: Tenure: 2008 – Present Term: Indefinite As President and Treasurer Tenure: 2013- Present Term: Reappointed Annually	Private Investor (February 2013 - Present), Attorney, Davis Graham & Stubbs LLP (law firm, November 2011- February 2013)	4	None

Name and Age	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years and Other Relevant Experience	Number of Portfolios in the Fund Complex to Be Overseen by the Officer/ Trustee	Other Directorships Held by the Officer/ Trustee During the Last 5 Years
Karen P. Rau (60) 30 East 7th Street Saint Paul, Minnesota 55101	Secretary and Interim Chief Compliance Officer	As Secretary: Tenure: 2020 – Present Term: Reappointed Annually As Interim Chief Compliance Officer: Tenure: 2020 – Present Term: Reappointed Annually	Senior Compliance Analyst, Fiduciary Counselling, Inc. (August 2016 – Present), Regional Manager, Fifth Third Bank (October 2013 – July 2016)	N/A	N/A
Shari L. Clifford (51) 30 East 7th Street Saint Paul, Minnesota 55101	Assistant Treasurer	Tenure: 2014 - Present Term: Reappointed Annually	Chief Financial Officer and Treasurer, Fiduciary Counselling, Inc. (February 2014-Present) Controller and Finance Director, Woodbury Financial Services, Inc. November 2007 - February 2014)	N/A	N/A
Michael D. Jiang (35) The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603	Assistant Secretary	Tenure: 2016- Present Term: Reappointed Annually	Vice President, (2018-Present), Second Vice President, The Northern Trust Company, (2015-2018), Cabrini Green Legal Aid (2014-2015)	N/A	N/A

2 Mr. Titcomb is an interested Trustee due to his brother’s position as a director of CMC.

3 Mr. Justin H. Weyerhaeuser is an interested Trustee due to his position as the Funds’ President and Treasurer.

Additional information about the Funds’ Directors is available in the Funds’ Statement of Additional Information (“SAI”). The SAI is available without charge, upon request, by contacting the transfer agent at 1-855-684-9144 or writing the Funds at The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766. The Funds do not have an internet website.

Federal Tax Information

(unaudited)

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), 100.00% of ordinary dividends paid during the fiscal year ended December 31, 2019 for the Core Equity Fund, 100.00% of ordinary dividends paid during the fiscal year ended December 31, 2019 for the Small Companies Fund, and 100.00% of ordinary dividends paid during the fiscal year ended December 31, 2019 for the International Fund are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2019.

Corporate Dividends-Received Deduction. 100.00%, 100.00%, and 0.37% of the dividends distributed during the fiscal year ended December 31, 2019, for the Core Equity, Small Companies, and International Funds, respectively, qualify for the dividends-received deduction for corporate shareholders.

Capital Gain Distribution. The following Funds made capital gain distributions in December 2019, and hereby designated these long-term capital gain distributions as follows:

Fund	Long-Term Capital Gain

Core Equity Fund	$2,349,736	(1)
Small Companies Fund	5,292,066	(2)
Tax-Exempt Bond Fund	—
International Fund	8,846,708	(3)

(1)	During the fiscal year 2019, Core Equity Fund designated long-term capital gain distributions in the amount of $2,635,960. Core Equity Fund utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of long-term capital gain. As a result the Fund paid long-term capital gain distributions in the amount of $2,349,736.

(2)	During the fiscal year 2019, Small Companies Fund designated long-term capital gain distributions in the amount of $5,358,161. Small Companies Fund utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of long-term capital gain. As a result the Fund paid long-term capital gain distributions in the amount of $5,292,066.

(3)	During the fiscal year 2019, International Fund utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of long-term capital gains in the amount of $9,080,240. As a result the Fund paid long-term capital gain distributions in the amount of $8,846,708.

Clearwater Investment Trust

Financial Statements

For the Fiscal Year Ended December 31, 2019

Table of Contents

Financial Statements:
1	Report of Independent Registered Public Accounting Firm
2	Statements of Assets and Liabilities
3	Statements of Operations
4	Statements of Changes in Net Assets
5	Financial Highlights
9	Notes to Financial Statements
30	Schedules of Investments
30	Core Equity Fund
42	Small Companies Fund
50	Tax-Exempt Bond Fund
66	International Fund

KPMG LLP

4200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Clearwater Investment Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Clearwater Core Equity Fund, Clearwater Small Companies Fund, Clearwater Tax-Exempt Bond Fund, and Clearwater International Fund (collectively, the Funds), including the schedules of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights of each Fund present fairly, in all material respects, the financial position of each Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Clearwater Investment Trust investment companies since 1992.

Minneapolis, Minnesota

February 25, 2020

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with
KPMG International Cooperative (“KPMG International”), a Swiss entity.

CLEARWATER INVESTMENT TRUST
Statements of Assets and Liabilities
December 31, 2019

	Core Equity Fund	Small Companies Fund	Tax-Exempt Bond Fund	International Fund
Assets
Investments in securities, at fair value (including securities on loan of: $0, $3,424,021, $0 and $7,056,635, respectively); (identified cost: $268,556,334, $331,850,201, $569,172,843 and $502,542,174, respectively)	$543,176,764	378,091,114	598,475,122	717,689,979
Foreign currencies, at value (cost: $0, $0, $0 and $2,078,240, respectively)	-	-	-	2,113,910
Receivable for securities sold	3,758,107	1,655,194	-	92,485
Receivable for shares of beneficial interest sold	17,200	12,900	-	4,400
Accrued dividend and interest receivable	551,422	405,676	5,653,629	726,017
Foreign tax reclaim receivable	3,498	-	-	1,137,111
Unrealized appreciation on forward foreign currency exchange contracts	-	-	-	2,800
Total assets	547,506,991	380,164,884	604,128,751	721,766,702
Liabilities
Payables for investment securities purchased	-	2,332,788	-	458,770
Payable for fund shares redeemed	3,872,231	22,224	22,900	-
Accrued investment advisory fee	463,458	876,203	481,085	1,140,385
Payable for dividend distribution	-	-	348,180	-
Payable upon return of securities loaned	-	3,509,148	-	8,084,387
Unrealized depreciation on forward foreign currency exchange contracts	-	-	-	27,677
Deferred foreign capital gains taxes payable	-	-	-	204,467
Total liabilities	4,335,689	6,740,363	852,165	9,915,686
Net assets	$543,171,302	373,424,521	603,276,586	711,851,016
Capital
Capital Stock and additional paid-in capital (authorized unlimited number of shares at no par value for each Fund: 11,283,799, 20,240,648, 59,528,485 and 41,201,732 shares, respectively)	$266,019,126	326,323,233	576,620,212	499,212,474
Distributable earnings	277,152,176	47,101,288	26,656,374	212,638,542
Net assets	$543,171,302	373,424,521	603,276,586	711,851,016
Net asset value per share of outstanding capital stock	$48.14	18.45	10.13	17.28

See accompanying notes to financial statements.

2

CLEARWATER INVESTMENT TRUST
Statements of Operations
Year ended December 31, 2019

	Core Equity Fund	Small Companies Fund	Tax-Exempt Bond Fund	International Fund
Investment income:
Income:
Dividends (net of foreign taxes withheld of $12,296, $6,411, $0 and $1,343,496, respectively)	$9,584,310	5,507,189	1,262,966	15,337,805
Interest	2,136	22,422	23,160,925	-
Net income from securities loaned	-	26,989	-	178,883
Total income	9,586,446	5,556,600	24,423,891	15,516,688
Expenses:
Investment advisory fee	4,565,655	4,621,039	3,349,753	6,050,114
Voluntary fee reduction	(2,790,127)	(1,266,509)	(1,563,207)	(1,936,028)
Other expenses	185	185	185	185
Total net expenses	1,775,713	3,354,715	1,786,731	4,114,271
Net investment income	7,810,733	2,201,885	22,637,160	11,402,417
Net realized gain (loss) on:
Security transactions	39,171,077	7,694,544	871,784	12,232,001
Forward foreign currency exchange contracts	-	-	-	30,802
Foreign currency transactions	(5)	-	-	(148,486)
Futures contracts	-	-	(3,999,188)	-
Net increase (decrease) in unrealized appreciation/depreciation on:
Security transactions (net of increase (decrease) in deferred foreign taxes of $0, $0, $0 and $204,467, respectively)	81,303,814	69,837,002	19,255,936	118,446,624
Forward foreign currency exchange contracts	-	-	-	19,828
Futures contracts	-	-	1,955,452	-
Translation of other assets and liabilities denominated in foreign currencies	13	-	-	39,194
Net gain (loss) on investments	120,474,899	77,531,546	18,083,984	130,619,963
Net increase (decrease) in net assets resulting from operations	$128,285,632	79,733,431	40,721,144	142,022,380

See accompanying notes to financial statements.

3

CLEARWATER INVESTMENT TRUST
Statements of Changes in Net Assets
Years ended December 31, 2019 and 2018

	Core Equity Fund		Small Companies Fund
	12/31/2019	12/31/2018	12/31/2019	12/31/2018
Operations:
Net investment income	$7,810,733	7,754,414	2,201,885	1,227,135
Net realized gain	39,171,072	54,663,683	7,694,544	24,516,139
Net increase (decrease) in unrealized appreciation/depreciation	81,303,827	(94,000,932)	69,837,002	(69,388,527)
Net increase (decrease) in net assets resulting from operations	128,285,632	(31,582,835)	79,733,431	(43,645,253)
Distributions to shareholders	(9,748,573)	(28,188,556)	(7,557,886)	(31,837,966)
Capital share transactions:
Proceeds from shares sold	46,023,492	52,599,700	7,397,888	3,357,200
Reinvestment of distributions from net investment income and net realized gain	9,732,390	28,187,392	7,557,886	31,837,966
Payments for shares redeemed	(87,995,545)	(102,533,603)	(19,627,687)	(23,511,008)
Net increase (decrease) in net assets from capital share transactions	(32,239,663)	(21,746,511)	(4,671,913)	11,684,158
Total increase (decrease) in net assets	86,297,396	(81,517,902)	67,503,632	(63,799,061)
Net assets:
At the beginning of the year	456,873,906	538,391,808	305,920,889	369,719,950
At the end of the year	$543,171,302	456,873,906	373,424,521	305,920,889

	Tax-Exempt Bond Fund		International Fund
	12/31/2019	12/31/2018	12/31/2019	12/31/2018
Operations:
Net investment income	$22,637,160	22,454,249	11,402,417	10,808,402
Net realized gain (loss)	(3,127,404)	3,454,386	12,114,317	12,136,620
Net increase (decrease) in unrealized appreciation/depreciation	21,211,388	(17,587,001)	118,505,646	(108,837,773)
Net increase (decrease) in net assets resulting from operations	40,721,144	8,321,634	142,022,380	(85,892,751)
Distributions to shareholders	(24,064,555)	(29,103,950)	(20,986,457)	(26,624,900)
Capital share transactions:
Proceeds from shares sold	65,972,600	21,685,452	76,508,600	7,693,600
Reinvestment of distributions from net investment income and net realized gain	23,964,450	29,094,769	20,986,457	26,624,900
Payments for shares redeemed	(32,802,047)	(25,668,816)	(31,388,422)	(21,734,393)
Net increase in net assets from capital share transactions	57,135,003	25,111,405	66,106,635	12,584,107
Total increase (decrease) in net assets	73,791,592	4,329,089	187,142,558	(99,933,544)
Net assets:
At the beginning of the year	529,484,994	525,155,905	524,708,458	624,642,002
At the end of the year	$603,276,586	529,484,994	711,851,016	524,708,458

See accompanying notes to financial statements.

4

CLEARWATER INVESTMENT TRUST
Financial Highlights

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years or period ended and selected information for each year or period ended is as follows:

	Year ended December 31,
Core Equity Fund	2019	2018	2017	2016	2015
Net asset value, beginning of year	$37.97	43.21	37.43	35.57	39.41
Income (loss) from investment operations:
Net investment income	0.72	0.68	0.64	0.65	0.64
Net realized and unrealized gains (losses)	10.32	(3.46)	8.03	3.27	(0.96)
Total from investment operations	11.04	(2.78)	8.67	3.92	(0.32)
Less distributions to shareholders from:
Net investment income	(0.66)	(0.67)	(0.65)	(0.49)	(0.60)
Net realized gain	(0.21)	(1.79)	(2.24)	(1.57)	(2.92)
Total distributions to shareholders:	(0.87)	(2.46)	(2.89)	(2.06)	(3.52)
Net asset value, end of year	$48.14	37.97	43.21	37.43	35.57
Total return (a)	29.11%	(6.61)%	23.26%	10.98%	(0.71)%
Net assets, end of year (000s omitted)	$543,171	456,874	538,392	466,482	492,418
Ratio of expenses, net of waivers, to average net assets (b), (c), (d), (e), (f), (g)	0.35%	0.38%	0.39%	0.43%	0.42%
Ratio of expenses, before waivers, to average net assets (b), (c), (d), (e), (f), (g)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss), net of waivers, to average net assets (c), (d), (e), (f), (g)	1.54%	1.47%	1.51%	1.63%	1.52%
Ratio of net investment income (loss), before waivers, to average net assets (c), (d), (e), (f), (g)	0.99%	0.95%	1.00%	1.16%	1.02%
Portfolio turnover rate (excluding short-term securities)	33.73%	34.64%	31.13%	44.11%	94.07%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.
(b)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(c)	Effective December 12, 2018 the investment advisory fee, net of voluntary waivers, decreased to 0.35%. Also effective December 12, 2018, the Adviser increased the voluntary waiver to 0.55%.
(d)	Effective September 22, 2017, the investment advisory fee, net of voluntary waivers, increased to 0.38%. Also effective September 22, 2017, the Adviser decreased the voluntary waiver to 0.52%.
(e)	Effective March 16, 2017, the investment advisory fee, net of voluntary waivers, decreased to 0.37%. Also effective March 16, 2017, the Adviser increased the voluntary waiver to 0.53%.
(f)	Effective March 16, 2016, the investment advisory fee, net of voluntary waivers, increased to 0.44%. Also effective March 16, 2016, the Adviser decreased the voluntary waiver to 0.46%.
(g)	Effective March 16, 2015, the investment advisory fee, net of voluntary waivers, decreased to 0.40%. Also effective March 16, 2015, the Adviser increased the voluntary waiver to 0.50%.

See accompanying notes to financial statements.

5

CLEARWATER INVESTMENT TRUST
Financial Highlights

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years or period ended and selected information for each year or period ended is as follows:

	Year ended December 31,
Small Companies Fund	2019	2018	2017	2016	2015
Net asset value, beginning of year	$14.90	18.92	19.79	17.18	20.30
Income (loss) from investment operations:
Net investment income	0.14	0.07	0.02	0.07	0.07
Net realized and unrealized gains (losses)	3.79	(2.37)	2.58	3.30	(0.90)
Total from investment operations	3.93	(2.30)	2.60	3.37	(0.83)
Less distributions to shareholders from:
Net investment income	(0.11)	(0.07)	(0.03)	(0.05)	(0.06)
Net realized gain	(0.27)	(1.65)	(3.44)	(0.71)	(2.23)
Total distributions to shareholders:	(0.38)	(1.72)	(3.47)	(0.76)	(2.29)
Net asset value, end of year	$18.45	14.90	18.92	19.79	17.18
Total return (a)	26.40%	(12.49)%	13.46%	19.67%	(3.96)%
Net assets, end of year (000s omitted)	$373,425	305,921	369,720	343,393	299,380
Ratio of expenses, net of waivers, to average net assets (b), (c), (d), (e), (f), (g)	0.98%	1.03%	0.99%	1.02%	0.97%
Ratio of expenses, before waivers, to average net assets (b), (c), (d), (e), (f), (g)	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss), net of waivers, to average net assets (c), (d), (e), (f), (g)	0.64%	0.33%	0.11%	0.28%	0.22%
Ratio of net investment income (loss), before waivers, to average net assets (c), (d), (e), (f), (g)	0.27%	0.01%	(0.25)%	(0.05)%	(0.16)%
Portfolio turnover rate (excluding short-term securities)	64.32%	63.08%	113.85%	78.82%	58.71%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.
(b)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(c)	Effective December 12, 2018, the investment advisory fee, net of voluntary waivers, decreased to 0.98%. Also effective December 12, 2018, the Adviser increased the voluntary waiver to 0.37%.
(d)	Effective September 22, 2017, the investment advisory fee, net of voluntary waivers, increased to 1.03%. Also effective March 16, 2017, the Adviser decreased the voluntary waiver to 0.32%.
(e)	Effective March 16, 2017, the investment advisory fee, net of voluntary waivers, decreased to 0.96%. Also effective March 16, 2017, the Adviser increased the voluntary waiver to 0.39%.
(f)	Effective March 16, 2016, the investment advisory fee, net of voluntary waivers, increased to 1.03%. Also effective March 16, 2016, the Adviser decreased the voluntary waiver to 0.32%.
(g)	Effective March 16, 2015, the investment advisory fee, net of voluntary waivers, increased to 0.98%. Also effective March 16, 2015, the Adviser decreased the voluntary waiver to 0.37%.

See accompanying notes to financial statements.

6	(Continued)

CLEARWATER INVESTMENT TRUST
Financial Highlights

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years or period ended and selected information for each year or period ended is as follows:

	Year ended December 31,
Tax-Exempt Bond Fund	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.82	10.21	9.93	10.16	10.16
Income (loss) from investment operations:
Net investment income	0.40	0.42	0.45	0.46	0.42
Net realized and unrealized gains (losses)	0.34	(0.26)	0.38	(0.23)	0.04
Total from investment operations	0.74	0.16	0.83	0.23	0.46
Less distributions to shareholders from:
Net investment income	(0.43)	(0.45)	(0.49)	(0.44)	(0.42)
Net realized gain	-	(0.10)	(0.06)	(0.02)	(0.04)
Total distributions to shareholders:	(0.43)	(0.55)	(0.55)	(0.46)	(0.46)
Net asset value, end of year	$10.13	9.82	10.21	9.93	10.16
Total return (a)	7.69%	1.59%	8.54%	2.28%	4.73%
Net assets, end of year (000s omitted)	$603,277	529,485	525,156	484,856	512,773
Ratio of expenses, net of waivers, to average net assets (b), (c), (d)	0.32%	0.34%	0.34%	0.34%	0.34%
Ratio of expenses, before waivers, to average net assets (b), (c), (d)	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss), net of waivers, to average net assets (c), (d)	4.05%	4.22%	4.35%	4.54%	4.23%
Ratio of net investment income (loss), before waivers, to average net assets (c), (d)	3.77%	3.96%	4.09%	4.28%	3.97%
Portfolio turnover rate (excluding short-term securities)	12.53%	11.36%	13.28%	13.48%	18.93%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.
(b)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(c)	Effective December 12, 2018, the investment advisory fee, net of voluntary waivers, decreased to 0.32%. Also effective December 12, 2018, the Adviser increased the voluntary waiver to 0.28%.
(d)	Effective March 16, 2015, the investment advisory fee, net of voluntary waivers, increased to 0.34%. Also effective March 16, 2015, the Adviser decreased the voluntary waiver to 0.26%.

See accompanying notes to financial statements.

7	(Continued)

CLEARWATER INVESTMENT TRUST
Financial Highlights

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years or period ended and selected information for each year or period ended is as follows:

	Year ended December 31,
International Fund	2019	2018	2017	2016	2015
Net asset value, beginning of year	$14.08	17.23	14.04	14.02	14.41
Income (loss) from investment operations:
Net investment income	0.29	0.30	0.27	0.27	0.28
Net realized and unrealized gains (losses)	3.43	(2.70)	3.44	0.02	(0.31)
Total from investment operations	3.72	(2.40)	3.71	0.29	(0.03)
Less distributions to shareholders from:
Net investment income	(0.30)	(0.29)	(0.30)	(0.27)	(0.28)
Net realized gain	(0.22)	(0.46)	(0.22)	- (a)	(0.08)
Total distributions to shareholders:	(0.52)	(0.75)	(0.52)	(0.27)	(0.36)
Net asset value, end of year	$17.28	14.08	17.23	14.04	14.02
Total return (b)	26.47%	(14.01)%	26.54%	2.09%	(0.15)%
Net assets, end of year (000s omitted)	$711,851	524,708	624,642	508,999	491,184
Ratio of expenses, net of waivers, to average net assets (c), (d), (e), (f), (g)	0.68%	0.68%	0.67%	0.70%	0.69%
Ratio of expenses, before waivers, to average net assets (c), (d), (e), (f), (g)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss), net of waivers, to average net assets (d), (e), (f), (g)	1.88%	1.79%	1.67%	1.90%	1.87%
Ratio of net investment income (loss), before waivers, to average net assets (d), (e), (f), (g)	1.56%	1.47%	1.34%	1.60%	1.56%
Portfolio turnover rate (excluding short-term securities)	49.69%	19.57%	36.17%	37.21%	18.49%

(a)	Per share amounts from distributions paid from net realized gain were less than $0.01 per share.
(b)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.
(c)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)	Effective September 22, 2017, the investment advisory fee, net of voluntary waivers, increased to 0.68%. Also effective September 22, 2017, the Advisor decreased the voluntary waiver to 0.32%.
(e)	Effective March 16, 2017, the investment advisory fee, net of voluntary waivers, decreased to 0.65%. Also effective March 16, 2017, the Adviser increased the voluntary waiver to 0.35%.
(f)	Effective March 16, 2016, the investment advisory fee, net of voluntary waivers, increased to 0.70%. Also effective March 16, 2016, the Adviser decreased the voluntary waiver to 0.30%.
(g)	Effective March 16, 2015, the investment advisory fee, net of voluntary waivers, increased to 0.69%. Also effective March 16, 2015, the Advisor decreased the voluntary waiver to 0.31%.

See accompanying notes to financial statements.

8	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2019

(1)	Organization

Clearwater Investment Trust (the “Trust”) was established on January 12, 1987 as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (as amended) as a diversified open end management investment company and presently includes four series: Clearwater Core Equity Fund (“Core Equity Fund”), Clearwater Small Companies Fund (“Small Companies Fund”), ClearwaterTax-Exempt Bond Fund (“Tax-Exempt Bond Fund”), and Clearwater International Fund (“International Fund” and together with the Core Equity Fund, Small Companies Fund and Tax-Exempt Bond Fund, the “Funds”). Clearwater Management Co., Inc. (the “Adviser”) serves as the investment adviser for each of the Funds and is responsible for the oversight of each of the Fund’s subadvisers. The Trust’s declaration of trust permits the Board of Trustees to create additional funds in the future. The investment objective of the Core Equity, Small Companies, and International Funds is long-term capital growth. The investment objective of the Tax-Exempt Bond Fund is high current income that is exempt from United States (“U.S.”) federal income tax, consistent with preservation of capital.

Fiduciary Counselling, Inc. (“FCI”) acts as subadviser to each of the Funds. FCI does not provide day-to-day management, but provides the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by the Adviser. FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Funds by the Adviser.

The Northern Trust Company serves as the custodian, administrator, accounting services agent and transfer agent for the Trust.

Effective September 12, 2019, the Trust terminated the subadvisory agreement with Templeton Investment Counsel, LLC (“Templeton”), one of the subadvisers to the International Fund. At the same time, the Trust appointed LSV Asset Management (“LSV”) as a subadviser to the International Fund. LSV began managing assets for the Fund on September 26, 2019.

Under normal market conditions, the Core Equity Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. The equity securities in which the Fund primarily invests are common and preferred stocks. The Fund employs a multi-style (growth and value) and multi-manager approach whereby portions of the Fund are allocated to different subadvisers who employ distinct investment styles. The Fund’s Adviser allocates portions of the Fund’s assets among subadvisers. The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Parametric Portfolio Associates, LLC (“Parametric”), AQR Capital Management (“AQR”), and O’Shaughnessy Asset Management (“OSAM”). The allocation among subadvisers will vary over time, but the current intent of the Fund’s Adviser is that under normal market conditions approximately 60% of the Fund’s total assets will be allocated to Parametric; the remaining assets will be allocated to one or more of the Fund’s two other subadvisers that provide day-to-day management. Parametric manages its portion of the Fund’s assets using a passive management strategy to seek investment results that track, before fees and expenses, the investment results of the Russell 1000® Index as closely as possible without requiring the Fund to realize taxable gains. In addition, as noted above, FCI also acts as a subadviser to the Fund but does not provide day-to-day management.

9	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2019

Under normal market conditions, the Small Companies Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. The Fund defines “small companies” as issuers with market capitalizations no greater than that of the largest capitalization company included in the Russell 2000® Index at the time of purchase. The equity securities the Fund invests in consist primarily of exchange-traded common and preferred stocks. The Fund may also invest in a type of equity security called a convertible security to reduce volatility or correlation risk in the portfolio. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. It is intended that the Fund holds a portion of its portfolio for more than two years to allow for the change that prompted the relevant security’s purchase to yield results. The Fund uses a “multi-style, multi-manager” approach. The Fund’s Adviser allocates portions of the Fund’s assets between subadvisers who employ distinct investment styles. The Fund currently allocates assets between the following subadvisers who provide day-to-day management for the Fund: Kennedy Capital Management, Inc. (“KCM”), Cooke & Bieler, L.P. (“Cooke & Bieler”), and Pzena Investment Management, LLC (“Pzena”). FCI also acts as a subadviser to the Fund but does not provide day-to-day management.

Under normal market conditions, the Tax-Exempt Bond Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia. The interest on these bonds is generally exempt from both U.S. regular federal income tax and U.S. federal alternative minimum tax. However, the Fund may invest up to 20% of its net assets in bonds that generate interest income subject to federal alternative minimum tax for individuals. The Fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. The Fund currently has one subadviser that provides day-to-day management for the Fund, Sit Fixed Income Advisors II, LLC (“Sit”). FCI also acts as a subadviser to the Fund but does not provide day-to-day management.

Under normal market conditions, the International Fund intends to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States. Equity securities in which the Fund invests include common and preferred stock, sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, exchange-traded funds, and other investment companies. The Fund diversifies its investments among a number of different countries throughout the world, and may invest in companies of any size. The Fund does not intend to invest more than 20% of its net assets in the equity securities of developing or emerging market issuers. In order to hedge against adverse movements in currency exchange rates, the Fund may enter into foreign currency exchange contracts. The Fund may invest in foreign currency exchange contracts, options, futures contracts or options in futures contracts for speculative purposes. The Fund uses a “multi-style, multi-manager” approach. The Fund’s assets are allocated to different subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Parametric, Artisan Partners Limited Partnership (“Artisan Partners”), WCM Investment Management, LLC (“WCM”) and LSV. The allocation among subadvisers will vary over time, but the current intent of the Fund’s Adviser is that under normal market conditions approximately 35% of the Fund’s assets will be allocated to Parametric, and the remaining assets will be allocated to one or more of the Fund’s three other subadvisers that provide day-to-day management of the Fund. Parametric manages its portion of the Fund’s assets using a passive management strategy to seek investment results that track, before fees and expenses, the investment results of the MSCI World Ex U.S.A. Index - Net Dividends as closely as

10	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2019

possible without requiring the Fund to realize taxable gains. FCI also acts as a subadviser to the Fund but does not provide day-to-day management.

(2)	Summary of Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

The significant accounting policies followed by the Funds are as follows:

(a)	Investments in Securities

Investments in U.S. and foreign equity securities are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Foreign security values are stated in U.S. dollars. Equity securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Debt securities are valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities. Shares of open end investment companies are valued at their daily net asset value (“NAV”). Shares of closed-end funds and exchange traded funds are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded.

Securities for which no market quotations are readily available (including those for which trading has been suspended), or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the NAV, are valued at fair value as determined in good faith using procedures established by the Board of Trustees. This may occur particularly with respect to certain foreign securities held by the International Fund, whereby the Board of Trustees may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of these foreign securities as of the time the Fund’s NAV is calculated. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. These procedures are used by the Valuation Committee, in accordance with the procedures established by the Board of Trustees, to determine the fair value of the security or securities. Such determinations are then submitted for review and ratification by the Board of Trustees. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

Security transactions are accounted for on the trade date, which is the date the securities are purchased or sold. Realized gains and losses are calculated on an identified cost basis. Dividend income is recognized on the ex-dividend date or, for foreign securities, as soon as the information is available. Interest income, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method.

11	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2019

(b)	Foreign Currency Translation

The International Fund invests in securities which are purchased and sold in foreign currencies as a principal investment strategy. The costs of purchases, proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The value of the International Fund’s net assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are recorded within net realized gain (loss) on security transactions and within net increase (decrease) in unrealized appreciation/depreciation on security transactions on the Statements of Operations. The realized gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies are recorded within net realized gain (loss) on foreign currency transactions on the Statements of Operations. The International Fund also will incur costs in converting U.S. dollars to local currencies, and vice versa. Risks may arise upon investing in foreign securities including, but not limited to, political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income tax and possible delays in the settlement of foreign stock exchange transactions. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the U.S.

(c)	Futures Contracts

The Tax-Exempt Bond Fund invests in long or short financial futures contracts for hedging purposes or to gain exposure to interest rate risk. When used as a hedge, the Fund will purchase and sell various kinds of futures contracts. The Fund will also enter into closing purchase and sale transactions with respect to any such futures contracts. The futures contracts may be based on various interest rates or indices. The Fund bears the market risk arising from changes in the value of these financial instruments. At the time the Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian or broker of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized appreciation or depreciation. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts within Net realized gain (loss) on futures contracts, and any unrealized gains or losses on open futures contracts within Net increase (decrease) in unrealized appreciation/depreciation on futures contracts. Additional information on derivative instruments and how these positions may impact the financial statements is found in Note 8, Derivative Instruments.

(d)	Forward Foreign Currency Exchange Contracts

The International Fund enters into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against adverse movements in foreign currency exchange rates, specific transactions or the portfolio position. The objective of the International Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the International Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. Forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded on forward foreign currency exchange contracts within net increase (decrease) in unrealized appreciation/depreciation on the Statements of Operations. The International Fund records any realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a

12	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2019

closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are recorded within Net realized gain (loss) on forward foreign currency exchange contracts on the Statements of Operations. Risks may arise upon entering into forward foreign currency exchange contracts from the potential of the counterparty to default on its obligations under the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The International Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the issuer fails to perform. Additional information on derivative instruments and how these positions may impact the financial statements is found in Note 8, Derivative Instruments.

(e)	Spot Contracts

The International Fund routinely enters into spot contracts in order to buy or sell a certain amount of foreign currency at the current market rate. The International Fund may enter into spot contracts in order to make payments, or to receive payments, based on investment trading activity in a foreign currency. A spot contract allows the International Fund to buy or sell foreign currency on the day it chooses to deal. From time to time, the Core Equity Fund may also enter into spot contracts in order to make or receive payments due to investment trading activity in a foreign currency on a non-U.S. exchange. Spot contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in translation of other assets and liabilities denominated in foreign currencies within net increase (decrease) in unrealized appreciation/depreciation on the Statements of Operations. Unrealized gains or losses on outstanding spot contracts are recorded in payables for investment securities purchased or receivable for securities sold, respectively, on the Statements of Assets and Liabilities. The Funds record any realized gains or losses at the time the spot contract settles. Realized gains or losses, if any, are included within Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Risks may arise upon entering into spot contracts from unanticipated movements in the value of a foreign currency relative to the U.S. dollar in a short period of time. The Funds bear the market risk from changes in foreign currency exchange rates.

(f)	Master Limited Partnerships

The International Fund invests in Master Limited Partnerships (“MLPs”). The benefits derived from the Fund’s investments in MLPs are largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs held by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investments in such MLPs would be materially reduced, causing a decline in the value of the common stock. The Fund must include its allocable share of an MLP’s taxable income in its reportable taxable income, whether or not it receives a distribution in cash from the MLP. In such case, the Fund may have to liquidate securities to make required distributions to shareholders.

(g)	Delayed Delivery Transactions and When-Issued Securities

Certain Funds may engage in securities transactions on a when-issued or delayed-delivery basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment, with payment and delivery scheduled for a future date. During this period, the securities are subject to market fluctuations. When delayed-delivery purchases are outstanding, a Fund will segregate liquid assets on its records in amounts sufficient to meet the purchase price. A Fund may dispose of or renegotiate a delayed-delivery transaction, which may result in a capital gain or loss.

13	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2019

(h)	Short-Term Investments

The Core Equity, Small Companies, Tax-Exempt Bond, and International Funds currently invest in the U.S. Government Select Portfolio, a money market portfolio of Northern Institutional Funds, an investment company advised by Northern Trust Investments, Inc. The U.S. Government Select Portfolio primarily invests in securities issued by the U.S. government, government agencies, and government-sponsored enterprises.

(i)	Recoverable Taxes

The balances disclosed as foreign tax reclaim receivable, if any, represent net amounts withheld by foreign governments on dividend income earned in the respective countries subject to reclaims. All reclaims are paid directly to the applicable Funds.

(j)	Federal Taxes

The Trust’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. On a calendar-year basis, the Funds intend to distribute substantially all of their net investment income and net realized gains, if any, to avoid the payment of federal income and excise taxes. Therefore, no income tax provision is required. Each Fund is treated as a separate entity for federal income tax purposes.

Management has analyzed the Funds’ tax positions taken on federal tax returns for all open tax years and has concluded that as of December 31, 2019, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for the 2016, 2017, 2018, and 2019 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue. Net investment income and net realized gain (loss) for the Funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) were recorded by the Funds. The Trust has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Further, the Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The tax character of distributions by the Funds during the years ended December 31, 2019 and 2018 was as follows:

	Tax-Exempt		Ordinary Income*
	2019	2018	2019	2018
Core Equity Fund	$—	$—	$7,398,837	$7,833,537
Small Companies Fund	—	—	2,265,820	13,643,176
Tax-Exempt Bond Fund	23,538,099	23,513,734	426,352	2,426,996
International Fund	—	—	12,139,749	10,507,300

14	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2019

	Long-Term Capital Gains**
	2019	2018
Core Equity Fund	$2,349,736	$20,355,019
Small Companies Fund	5,292,066	18,194,790
Tax-Exempt Bond Fund	—	3,154,039
International Fund	8,846,708	16,117,600

* In addition to the ordinary income distributions, during 2019 the following Funds utilized equalization accounting for tax purposes whereby a portion of redemption payments were treated as distributions of ordinary income in the following amounts:

Core Equity Fund	$350,142
Small Companies Fund	$4,263
International Fund	$21,020

** In addition to the long-term capital gain distributions, during 2019 the following Funds utilized equalization accounting for tax purposes whereby a portion of redemption payments were treated as distributions of long-term capital gains in the following amounts:

Core Equity Fund	$286,224
Small Companies Fund	$66,095
International Fund	$233,532

As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:

	Core Equity Fund	Small Companies Fund	Tax-Exempt Bond Fund	International Fund
Undistributed ordinary income	$94,083	$—	$—	$163,546
Undistributed tax-exempt income	—	—	500,735	—
Undistributed capital gain	2,727,592	1,876,119	—	1,816,947
Accumulated capital losses and other	—	—	(4,306,006)	—
Unrealized appreciation/depreciation	274,330,501	45,225,169	30,461,645	210,658,049
Total	$277,152,176	$47,101,288	$26,656,374	$212,638,542

Distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from such amounts recorded in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Accordingly, the Funds may make reclassifications among certain of their capital

15	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2019

accounts in order to reflect the tax treatment for certain permanent differences that exist between federal income tax regulations and U.S. GAAP. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. The primary reasons for permanent differences are the Funds use of equalization accounting whereby a portion of redemption payments were treated as distributions and realized gains on in-kind redemptions that are not recognized for tax purposes. These reclassifications have no impact on the total net assets or the NAV per share of the Funds. At December 31, 2019, reclassifications have been recorded among the following capital accounts on the Statements of Assets and Liabilities:

	Core Equity Fund	Small Companies Fund	Tax-Exempt Bond Fund	International Fund
Distributable earnings	$(34,505,313)	$(70,358)	$—	$(254,552)
Additional paid-in capital	34,505,313	70,358	—	254,522

(k)	Distributions to Shareholders

Distributions to shareholders from net investment income, if any, are declared annually for the Core Equity, Small Companies, and International Funds and declared daily, payable monthly, for the Tax-Exempt Bond Fund. Distributions to shareholders from net realized gains, if any, are declared annually for all Funds. Distributions are paid in cash or reinvested in additional shares at the direction of the shareholders. During the year ended December 31, 2019, the Core Equity, Small Companies and International Funds utilized equalization accounting with respect to distributions to shareholders, in order to keep remaining shareholders’ interest in undistributed income from being affected.

(l)	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(m)	Indemnification

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims. The Funds believe that the likelihood of any such claims is remote.

(3)	Fair Value Measurements

Fair value is an estimate of the price the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market for the security. This guidance establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in

16	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2019

determining the value of the Funds’ investments, as described in Note 2(a). These inputs are summarized in the three broad levels listed below.

●	Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

●

Level 2 – Other significant observable inputs including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc. or quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data are also considered Level 2 measurement. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

●	Level 3 – Valuations based on unobservable inputs, which may include the Adviser’s own assumptions in determining the fair value of an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following is a summary of the inputs used in valuing each Fund’s investments and other financial instruments, if any, which are carried at fair value, as of December 31, 2019.

	Core Equity Fund (a)
	Level 1	Level 2	Level 3	Total
Common Stocks	$540,259,888	$—	$—	$540,259,888
Short-Term Investments	2,916,876	—	—	2,916,876
Total	$543,176,764	$—	$—	$543,176,764

(a) For the Core Equity Fund, the investment value is comprised of equity securities and short-term investments. See the Fund’s Schedule of Investments for industry classification. Investments in equity and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Investments in rights generally are determined by taking into account the terms of the rights as well as the value of the underlying equity securities, which are determined by the valuation methodology described above.

17	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2019

	Small Companies Fund (b)
	Level 1	Level 2	Level 3		Total
Common Stocks	$356,673,356	$—	$—		$356,673,356
Convertible Bonds	—	316,794	—		316,794
Convertible Preferred Stocks	145,722	—	—		145,722
Investment Companies	3,036,400	—	—		3,036,400
Master Limited Partnerships	423,183	—	—		423,183
Preferred Stocks	4,294,586	—	—		4,294,586
Rights	—	—	—	*	—	*
Warrants	—	—	—	*	—	*
Short-Term Investments	13,201,073	—	—		13,201,073
Total	$377,774,320	$316,794	$—	*	$378,091,114

* Security has been deemed worthless and is a Level 3 investment.

(b) For the Small Companies Fund, the investment value is comprised of equity securities, convertible bonds, investment companies, master limited partnerships and short-term investments. See the Fund’s Schedule of Investments for industry classification. Investments in equity and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded.

There were no significant Level 3 valuations at December 31, 2019.

18	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2019

	Tax-Exempt Bond Fund (c)
	Level 1	Level 2	Level 3	Total
Closed-End Funds	$32,249,979	$—	$—	$32,249,979
Municipal Bonds
Airports	—	2,766,505	—	2,766,505
Development	—	53,952,124	—	53,952,124
Education	—	40,725,664	—	40,725,664
Facilities	—	3,289,437	—	3,289,437
General	—	50,927,615	—	50,927,615
General Obligations	—	18,456,909	—	18,456,909
Higher Education	—	20,885,592	—	20,885,592
Housing	—	22,830,386	—	22,830,386
Medical	—	21,781,496	—	21,781,496
Mello-Roos	—	698,964	—	698,964
Multifamily Housing	—	52,135,091	—	52,135,091
Nursing Home	—	82,037,425	—	82,037,425
Power	—	3,879,200	—	3,879,200
School District	—	34,993,188	—	34,993,188
Single Family Housing	—	116,947,577	—	116,947,577
Student Loan	—	545,416	—	545,416
Tobacco Settlement	—	1,497,015	—	1,497,015
Transportation	—	7,472,805	—	7,472,805
Utilities	—	556,913	—	556,913
Water	—	7,264,301	—	7,264,301
Short-Term Investments	22,581,520	—	—	22,581,520
Total	$54,831,499	$543,643,623	$—	$598,475,122

(c) For the Tax-Exempt Bond Fund, the investment value is comprised of closed-end funds, municipal bonds, and short-term investments. Investments in closed-end funds and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Investments in municipal bonds generally are based on valuations using adjusted evaluated prices provided by the primary pricing provider. The Board of Trustees has delegated to the Valuation Committee the responsibility to determine in good faith the fair value of securities for which no price quotation is available from an approved pricing service or broker-dealer at the time the Tax-Exempt Bond Fund’s NAV is calculated, including securities for which the prices do not represent fair value or for which a significant event occurs that materially affects the value of the security after the close of the market on which the security principally trades and before the time the Tax-Exempt Bond Fund’s NAV is calculated.

19	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2019

	International Fund (d)
	Level 1	Level 2	Level 3	Total
Common Stocks
Singapore	$2,613,414	$—	$524,010	$3,137,424
Thailand	—	213,498	—	213,498
All other countries	664,932,902	—	—	664,932,902
Preferred Stocks	8,646,629	—	—	8,646,629
Rights	22,199	—	—	22,199
Short-Term Investments	40,737,327	—	—	40,737,327
Total	$716,952,471	$213,498	$524,010	$717,689,979

(d) For the International Fund, the investment value is comprised of equity securities, rights, investment companies and short-term investments. See the Fund’s Schedule of Investments for additional information on industry sector and currency concentration information. Investments in equity and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Shares of open end investment companies are valued at their daily net asset value. Two equity securities were deemed Level 3 classifications, as their trading was suspended pending custody agents, these equities were valued at period end using internally determined prices.

There were no significant Level 3 valuations for which significant in unobservable inputs were used at December 31, 2019.

International Fund
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Forward foreign currency exchange contracts	$—	$2,800	$—	$2,800
Liabilities
Forward foreign currency exchange contracts	—	(27,677)	—	(27,677)
Net Other Financial Instruments	$—	$(24,877)	$—	$(24,877)

The forward foreign currency exchange contracts outstanding at December 31, 2019 are considered Level 2 investments due to the contracts being marked-to-market daily at the applicable exchange rates that have been adjusted from the initial quoted rate. Forward foreign currency exchange contracts are shown on a gross basis in the above table and on the Statements of Assets and Liabilities.

20	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2019

(4)	Investment Security Transactions

The cost of purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 2019, were as follows:

	Purchases	Sales
Core Equity Fund	$169,584,084	$202,748,868
Small Companies Fund	212,010,381	218,803,580
Tax-Exempt Bond Fund	104,445,448	67,229,341
International Fund	325,806,521	288,060,945

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, deferral of post-October currency and capital losses for tax purposes, and the recharacterization of income recognition on investments in PFICs.

At December 31, 2019, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Funds	Unrealized Appreciation	Unrealized Depreciation	Net Appreciation (Depreciation)	Cost Basis of Investments
Core Equity Fund	$275,206,545	$(876,044)	$274,330,501	$268,846,262
Small Companies Fund	58,188,362	(12,963,193)	45,225,169	332,865,945
Tax-Exempt Bond Fund	36,780,370	(6,318,726)	30,461,644	568,013,478
International Fund	217,605,907	(6,789,150)	210,816,757	506,873,222

(5)	Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2019 and 2018 were as follows:

	Core Equity Fund		Small Companies Fund
	2019	2018	2019	2018
Sold	1,044,814	1,199,527	428,526	187,783
Issued for reinvestment of distributions	204,376	718,516	412,774	2,068,744
Redeemed	(1,997,685)	(2,345,677)	(1,137,168)	(1,257,751)
Net Increase (decrease)	(748,495)	(427,634)	(295,868)	998,776

21	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2019

	Tax-Exempt Bond Fund		International Fund
	2019	2018	2019	2018
Sold	6,498,951	2,150,381	4,699,885	487,916
Issued for reinvestment of distributions	2,381,364	2,915,620	1,224,414	1,865,795
Redeemed	(3,270,230)	(2,565,535)	(1,983,567)	(1,354,485)
Net Increase (decrease)	5,610,085	2,500,466	3,940,732	999,226

(6)	Capital Loss Carryforward

At December 31, 2019, one Fund had the following short term capital loss carry-forwards and long term capital loss carry forwards available to offset future net capital gains which do not expire. Future utilization of the capital loss carry-forward, may be limited.

	Short-Term	Long-Term	Late-year Gain/Loss	Total
Tax-Exempt Bond Fund	$1,786,605	$2,171,221	$—	$3,957,826

(7)	Expenses and Related-Party Transactions

The Trust has a contract for investment advisory services with the Adviser. Under terms of separate agreements, Core Equity Fund, Small Companies Fund, Tax-Exempt Bond Fund and International Fund each pay an investment advisory fee equal to an annual rate of 0.90%, 1.35%, 0.60% and 1.00%, respectively, of each Fund’s average daily net assets. The Adviser is responsible for the payment or reimbursement of all the Funds’ expenses, except brokerage, taxes, interest, and extraordinary expenses. The Adviser has periodically modified its management fee for each of the Funds through voluntary waivers. For the year ended December 31, 2019, voluntary waivers on management fees were as follows:

Management Fees Voluntary Waivers %
Core Equity Fund	(0.55)
Small Companies Fund	(0.37)
Tax-Exempt Bond Fund	(0.28)
International Fund	(0.32)

The Adviser has periodically modified its management fee for each of the Funds through voluntary waivers. Effective September 22, 2017, the net management fee actually paid for the International Fund due to the Adviser’s modification of the voluntary waiver for the Fund was 0.68%. Effective December 12, 2018, the net management fees actually paid for the Core Equity Fund, the Small Companies Fund, and the Tax-Exempt Bond Fund were 0.35%, 0.98%, and 0.32%, respectively.

The Adviser currently intends to continue these voluntary waivers indefinitely. However, the Adviser may terminate these voluntary arrangements at any time.

22	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2019

In addition to fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of any acquired funds in which they invest, such as short-term investments in mutual funds or other investment companies and investments in closed-end funds. Such indirect expenses are not included in any of the reported expense ratios.

The Adviser has entered into subadvisory contracts with independent investment advisory firms for each Fund to provide daily investment management services. The subadvisory fees are based on each subadviser’s proportional net assets it currently manages within each Fund and are paid directly by the Adviser. For each subadviser, the fee schedule is detailed according to the following schedule:

The subadvisory fee for the Core Equity Fund, payable to Parametric and OSAM is equal to an annual rate of 0.15% and 0.35% of the portions of net assets managed, respectively.

The subadvisory fee for the Core Equity Fund, payable to AQR for its portion of net assets managed is based on the following annual rates:

For the period: January 1, 2019 to September 30, 2019

AQR
First $100 million	0.25%
Next $100 million	0.23%
Next $100 million	0.21%
All assets in excess of $300 million	0.20%

For the period: October 1, 2019 to December 31, 2019

AQR
All Assets	0.22%

The subadvisory fee for the Small Companies Fund, payable to KCM is determined by the net assets managed in two different strategies/accounts for its portion of net assets managed is based on the following annual rates:

For the period: January 1, 2019 to September 30, 2019

Clearwater Small Cap Core Net Assets	Percent
Up to and including $50 million	0.75%
Next $50 million	0.70%
Over $100 million	0.60%

23	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements December 31, 2019

For the period: October 1, 2019 to December 31, 2019

Clearwater Small Cap Core Net Assets	Percent
Up to and including $50 million	0.75%
Next $50 million	0.70%
Over $100 million	0.50%

For the period: January 1, 2019 to December 31, 2019

Clearwater Micro Cap Core Net Assets	Percent
All Assets	0.80%

The subadvisory fee for the Small Companies Fund, payable to Cooke & Bieler for its portion of net assets managed is based on the following annual rates:

Cooke & Bieler
First $15 million	1.00%
Next $20 million	0.765%
Next $25 million	0.7225%
All assets in excess of $60 million	0.68%

The subadvisory fee for the Small Companies Fund, payable to Pzena for its portion of net assets managed is 1.00%.

The subadvisory fee for the Tax-Exempt Bond Fund, payable to Sit for Sit’s portion of net assets managed is based on the following annual rates:

Sit
Up to and including $20 million	0.40%
Next $30 million	0.30%
Next $25 million	0.25%
Next $175 million	0.20%
Over $250 million	0.18%

Effective October 1, 2019, the subadvisory fee for the Tax-Exempt Bond Fund payable to Sit is equal to 0.185% of the portion of net assets managed by Sit if such assets exceed $500 million.

24	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2019

The subadvisory fee for the International Fund payable to Parametric is equal to an annual rate of 0.15% of the portions of net assets managed. The subadvisory fee for the International Fund payable to WCM is equal to an annual rate of 0.80% and 0.70% of the portions of net assets managed for the WCM Focused Growth International strategy and WCM International Small Cap Growth strategy (September 27, 2019 to December 31, 2019), respectively.

The subadvisory fee for the International Fund, payable to Artisan Partners, Templeton (for the period January 1, 2019 to September 12, 2019) and LSV (from September 26, 2019 to December 31, 2019) for each of their respective portions of net assets managed is based on the following annual rates:

Artisan
Partners
First $50 million	0.80%
Next $50 million	0.60%
All assets in excess of $100 million	0.50%

Templeton
First $25 million	0.95%
Next $25 million	0.85%
Next $50 million	0.75%
Next $150 million	0.65%
Next $250 million	0.55%
Over $500 million	0.50%

LSV
First $25 million	0.95%
Next $25 million	0.85%
Over $50 million	0.75%

The Adviser has also engaged FCI as a subadviser for each Fund. FCI regularly provides the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by the Adviser. FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Trust by the Adviser. For its services, FCI is compensated with a subadvisory fee payable by the Adviser of 0.20% of each Fund’s average daily net assets, paid on a quarterly basis. FCI is compensated out of the investment advisory fees the Adviser receives from the respective Funds. FCI has agreed to waive the difference between the amount calculated under the subadvisory fee schedule and an amount determined by multiplying the total number of hours worked by FCI in providing services under the subadvisory agreement by an hourly rate that is approved by the Adviser.

25	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2019

(8)	Derivative Instruments

Information concerning the types of derivatives in which the Tax-Exempt Bond Fund and International Fund invest, the objectives for using them and their related risks can be found in Note 2 (c) and (d). Below are the types of derivatives held in the International Fund by location as presented in the Statements of Assets and Liabilities as of December 31, 2019, with additional detail on the net amounts impacting the Statements of Assets and Liabilities. The forward foreign currency exchange contracts presented below are not subject to master netting agreements or other similar agreements.

ASSETS				LIABILITIES
Name of Fund	Derivative Type	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value	Counterparty
International Fund	Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$2,800	Unrealized depreciation on forward foreign currency exchange contracts	$27,677	Barclays/Brown Brothers Harriman/Northern Trust

The following tables set forth by primary risk exposure the Tax-Exempt Bond Fund’s and International Fund’s net realized gain (loss) and net increase (decrease) in appreciation/depreciation on futures contracts and forward foreign currency exchange contracts for the year ended December 31, 2019:

Name of Fund	Derivative Type	Statements of Operations Location	Value	Name of Fund	Derivative Type	Statements of Operations Locations	Value
Tax-Exempt Bond Fund	Futures contracts	Net realized gain (loss) on futures contracts	$(3,999,188)	Tax-Exempt Bond Fund	Futures Contracts	Net increase (decrease) in unrealized appreciation/depreciation on futures contracts	$1,955,452
International Fund	Forward foreign currency exchange contracts	Net realized gain (loss) on forward foreign currency exchange contracts	$30,802	International Fund	Forward foreign currency exchange contracts	Net increase (decrease) in unrealized appreciation/depreciation on forward foreign currency exchange contracts	$19,828

Derivative transactions are measured in terms of the notional amount. The following table presents, for the Tax-Exempt Bond Fund and International Fund, the number of transactions and weighted average notional amounts of futures contracts and forward foreign currency exchange contracts, which is indicative of the volume of derivative activity, for the year ended December 31, 2019.

Tax-Exempt Bond Fund
Future Contracts
Number of Transactions	Weighted Average Notional Amount
1,695	$40,333,963

26	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2019

International Fund
Forward Foreign Currency Exchange Contracts
Number of Transactions	Weighted Average Notional Amount
28	$4,372,757

(9)	Short-term Financing

ReFlow Fund, LLC (“ReFlow”) provides each Fund with a potential source of cash to meet net shareholder redemptions through share purchases for a fee. The Fund then generally redeems those shares when it experiences net sales. The shares may be redeemed in-kind in accordance with the Fund’s redemption in-kind policies. The Fund is generally required to redeem the shares purchased by ReFlow within 30 days (15 days if redeemed in-kind). As such, the proceeds received from ReFlow’s purchase of fund shares is treated as a liability on the statement of assets and liabilities. The fee paid on outstanding shares owned by ReFlow is based on an auction starting at a minimum bid of 0.20% and is paid by the Adviser under the unified advisory fee agreement. For the year ended December 31, 2019, the Core Equity Fund had total sales in kind of $38,607,496, resulting in realized gains of $33,868,947. These realized gains are not recognized for tax purposes as discussed in note 2. As of December 31, 2019, the Fund’s ReFlow account had a zero balance. During the year ended December 31, 2019, the Fund had the following activity:

	Average Amount Oustanding for Days in Use	Days Used
Core Equity Fund	$481,471	168

(10)	Portfolio Securities Loaned

The Small Companies Fund and the International Fund participate in a securities lending program and have loaned portions of their investment portfolios at December 31, 2019. Under the program, the Funds loan securities to borrowers who post collateral for those loaned securities. The Securities Finance Trust Company serves as the Funds’ securities lending agent (the lending agent) who operates and maintains the securities lending program. The loans are governed by a securities lending agreement between the lending agent, acting on behalf of the Funds, and each borrowing counterparty. The fair value of securities on loan as of December 31, 2019 is recognized within investments in securities, at fair value, on the Funds’ Statements of Assets and Liabilities.

Each borrower receives a negotiated interest rate, which is generally referred to as the rebate rate, on the cash that it delivers to the Funds as collateral for the securities loaned and agrees to pay a negotiated rate with respect to the loaned securities. The amount of these rates for each securities lending transaction may differ depending on several factors, including the demand for the security, tax considerations and the credit quality of the borrower. A net payment is generally made by the borrower with respect to these rates upon termination of the loan (the Net Rate). The value of the securities loan will be marked-to-market daily, and the borrower will be required to provide

27	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2019

additional collateral if the posted amount falls below certain negotiated levels, and the lending agent (on behalf of the Funds) will be required to return collateral to the borrower if the amount of collateral posted is greater than such negotiated levels.

During the reporting period, the cash collateral received from borrowers related to the Funds’ securities lending activities was invested in the Fidelity Investments Money Market Government Portfolio and the daily residual was swept into the Northern Institutional Fund-U.S Government Select Portfolio. The short-term investments purchased with the cash collateral in the amount of $3,509,148 and $8,084,387 are included in Investment in Securities on the Statement of Assets and Liabilities of the Small Companies Fund and the International Fund, respectively.

The Funds provide compensation to the lending agent in connection with operating and maintaining the securities lending program. The lending agent is compensated in an amount of 15% of gross revenues for the 12 month period commencing as of implementation date. The fee will then be increased to 20% for the first $1 million of gross revenues and 15% of any gross revenues in excess of $ 1 million. The revenues derived from the securities lending activities of the Funds depend on many factors, including the value of the securities available to be loaned, the demand for the securities available to be loaned, the actual percentage of the Fund’s securities that are on loan (the utilization rate), the amount earned from the investment of any collateral and the amount of the fees or profit retained by the lending agent. All compensation, costs and expenses associated with the securities lending program are considered transaction charges that are borne by the Funds and are not an obligation of the Manager under the securities lending agency agreement. These transaction charges are netted with the income from securities lending and included in net income from securities loaned on the accompanying Statement of Operations.

The Funds’ securities lending program involves certain risks, including counterparty or borrower risk, collateral investment risk, replacement risk, operational, legal, tax and accounting risks. In the event the borrower does not meet its contractual obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

28	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2019

The following is information on the securities lending activities by the lending agent for the Funds as of December 31, 2019:

	Gross Amounts of Securities Loaned in Statement of Assets and Liabilities	% of Net Assets	Collateral Received
Small Companies Fund	$3,424,021	0.92%	$3,509,148
International Fund	7,056,635	0.99%	8,084,387

At December 31, 2019, there were no offsetting of securities and they are presented on a gross basis.

(11)	LIBOR Transition

Certain of the Funds’ investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offered Rate (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (FCA), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. The transition away from Reference Rates may lead to increased volatility and illiquidity in markets that are tied to such Reference Rates and reduced values of Reference Rate-related instruments. This announcement and any additional regulatory or market changes that occur as a result of the transition away from Reference Rates may have an adverse impact on a Fund’s investments, performance or financial condition.

(12)	Subsequent Events

Effective January 1, 2020, CMC has voluntarily agreed to waive a portion of the management fee for the Core Equity Fund, the Small Companies Fund, the Tax-Exempt Bond Fund and the International Fund to achieve an effective management fee rate equal to 0.31%, 0.95%, 0.29% and 0.65%, respectively, of each Fund’s average daily net assets. It is CMC’s current intent to continue these fee reductions indefinitely. Nonetheless, the investment manager may terminate any voluntary fee reduction at any time.

Additionally, effective January 1, 2020, for each of the Core Equity Fund and the International Fund, the subadvisory fee payable to Parametric is equal to an annual rate of 0.10% of the portion of net assets managed.

Management has evaluated subsequent events for the Funds through the date the financial statements were issued and has concluded there no additional events that require financial statement disclosure and/or adjustments to the financial statements.

29	(Continued)

CLEARWATER INVESTMENT TRUST

 Schedule of Investments - Clearwater Core Equity Fund

December 31, 2019

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Communication Services:
18,873	ACTIVISION BLIZZARD, INC.	$289,107	1,121,434
5,805	ALPHABET, INC., CLASS A(b)	2,494,100	7,775,159
4,279	ALPHABET, INC., CLASS C(b)	1,763,252	5,721,109
5,717	ALTICE U.S.A, INC., CLASS A(b)	167,165	156,303
26,992	AMC NETWORKS, INC., CLASS A(b)	1,021,304	1,066,184
127,220	AT&T, INC.	3,334,070	4,971,758
300	CABLE ONE, INC.	113,966	446,541
1,900	CARS.COM, INC.(b)	14,708	23,218
1,929	CHARTER COMMUNICATIONS, INC., CLASS A(b)	79,053	935,719
57,795	COMCAST CORP., CLASS A	632,884	2,599,041
41,063	DISCOVERY, INC., CLASS A(b)	1,190,733	1,344,403
3,880	DISH NETWORK CORP., CLASS A(b)	128,509	137,624
11,266	ELECTRONIC ARTS, INC.(b)	280,102	1,211,208
31,804	FACEBOOK, INC., CLASS A(b)	1,885,863	6,527,771
1,360	GCI LIBERTY, INC., CLASS A(b)	51,149	96,356
1,972	IAC/INTERACTIVECORP(b)	156,820	491,245
15,600	INTERPUBLIC GROUP OF (THE) COS., INC.	40,950	360,360
5,832	LIBERTY GLOBAL PLC, CLASS A(b)(c)	42,377	132,620
7,374	LIBERTY GLOBAL PLC, CLASS C(b)(c)	51,974	160,716
1,600	LIVE NATION ENTERTAINMENT, INC.(b)	88,717	114,352
1,100	MATCH GROUP, INC.(b)	31,366	90,321
2,211	NETFLIX, INC.(b)	713,130	715,413
2,375	NEWS CORP., CLASS A	7,170	33,583
19,418	OMNICOM GROUP, INC.	1,331,957	1,573,246
625	ROKU, INC.(b)	93,606	83,687
14,300	SIRIUS XM HOLDINGS, INC.	90,452	102,245
9,840	SPRINT CORP.(b)	21,187	51,266
724	TAKE-TWO INTERACTIVE SOFTWARE, INC.(b)	88,784	88,639
1,544	TEGNA, INC.	7,743	25,769
1,900	TELEPHONE & DATA SYSTEMS, INC.	50,350	48,317
9,228	T-MOBILE U.S., INC.(b)	422,845	723,660
4,559	TRIPADVISOR, INC.	130,522	138,502
8,700	TWITTER, INC.(b)	197,336	278,835
63,543	VERIZON COMMUNICATIONS, INC.	2,754,029	3,901,540
25,548	VIACOMCBS, INC., CLASS B	1,165,626	1,072,230
27,007	WALT DISNEY (THE) CO.	679,844	3,906,022
1,000	ZAYO GROUP HOLDINGS, INC.(b)	26,680	34,650
		21,639,430	48,261,046	8.88%
Consumer Discretionary:
1,800	ADIENT PLC(b)	38,861	38,250
1,500	ADVANCE AUTO PARTS, INC.	53,557	240,240
4,444	AMAZON.COM, INC.(b)	1,734,004	8,211,801
500	APTIV PLC(c)	30,790	47,485
10,387	ARAMARK	451,940	450,796
1,100	AUTOLIV, INC.(c)	13,982	92,851
2,406	AUTOZONE, INC.(b)	2,034,736	2,866,292
24,507	BEST BUY CO., INC.	914,218	2,151,715
1,400	BIG LOTS, INC.	15,477	40,208
447	BOOKING HOLDINGS, INC.(b)	527,689	918,017
47,974	BORGWARNER, INC.	1,785,739	2,081,112
831	BURLINGTON STORES, INC.(b)	85,265	189,493
8,300	CAESARS ENTERTAINMENT CORP.(b)	66,994	112,880
3,068	CARMAX, INC.(b)	33,093	268,972
3,796	CARNIVAL CORP.	164,606	192,951
2,100	CARVANA CO.(b)	130,236	193,305
126	CHIPOTLE MEXICAN GRILL, INC.(b)	100,702	105,476
4,600	D.R. HORTON, INC.	22,057	242,650
2,195	DARDEN RESTAURANTS, INC.	120,499	239,277
5,977	DICK’S SPORTING GOODS, INC.	173,600	295,802
3,089	DOLLAR GENERAL CORP.	207,226	481,822
5,224	DOLLAR TREE, INC.(b)	52,773	491,317
900	DOMINO’S PIZZA, INC.	90,041	264,402
45,945	EBAY, INC.	1,419,210	1,659,074
1,022	EXPEDIA GROUP, INC.	35,459	110,519
791	FLOOR & DECOR HOLDINGS, INC., CLASS A(b)	22,319	40,191
25,008	FOOT LOCKER, INC.	916,636	975,062

See accompanying notes to financial statements.	30	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Core Equity Fund

December 31, 2019

Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Discretionary (Cont’d):
38,163	FORD MOTOR CO.	$164,117	354,916
1,300	FRONTDOOR, INC.(b)	30,171	61,646
1,336	GAMESTOP CORP., CLASS A	5,383	8,123
26,342	GAP (THE), INC.	443,927	465,727
5,579	GARMIN LTD.(c)	202,757	544,287
2,018	GARRETT MOTION, INC.(b)(c)	16,668	20,160
6,433	GENERAL MOTORS CO.	211,146	235,448
15,000	GENTEX CORP.	106,860	434,700
3,450	GENUINE PARTS CO.	102,424	366,493
2,000	HANESBRANDS, INC.	10,096	29,700
400	HASBRO, INC.	10,206	42,244
900	HILTON GRAND VACATIONS, INC.(b)	23,760	30,951
17,037	HOME DEPOT (THE), INC.	2,754,688	3,720,540
20,337	KOHL’S CORP.	642,230	1,036,170
971	KONTOOR BRANDS, INC.	5,113	40,772
7,467	L BRANDS, INC.	110,693	135,302
2,538	LAS VEGAS SANDS CORP.	25,066	175,224
6,763	LENNAR CORP., CLASS A	275,494	377,308
58	LENNAR CORP., CLASS B	652	2,593
1,200	LKQ CORP.(b)	14,970	42,840
400	LOWE’S COS., INC.	34,236	47,904
5,034	LULULEMON ATHLETICA, INC.(b)(c)	644,872	1,166,227
15,878	MACY’S, INC.	228,901	269,926
3,038	MARRIOTT INTERNATIONAL, INC., CLASS A	63,603	460,044
294	MARRIOTT VACATIONS WORLDWIDE CORP.	4,103	37,855
10,620	MCDONALD’S CORP.	433,348	2,098,618
7,000	MGM RESORTS INTERNATIONAL	64,629	232,890
600	MOHAWK INDUSTRIES, INC.(b)	26,796	81,828
600	MURPHY USA, INC.(b)	4,392	70,200
5,415	NEWELL BRANDS, INC.	61,523	104,076
17,800	NIKE, INC., CLASS B	268,854	1,803,318
4,300	NORDSTROM, INC.	45,233	175,999
13,113	NORWEGIAN CRUISE LINE HOLDINGS LTD.(b)	651,339	765,930
503	NVR, INC.(b)	1,170,386	1,915,630
2,300	O’REILLY AUTOMOTIVE, INC.(b)	511,946	1,007,998
800	PENSKE AUTOMOTIVE GROUP, INC.	32,264	40,176
300	POLARIS, INC.	23,007	30,510
370	POOL CORP.	34,226	78,581
35,744	PULTEGROUP, INC.	815,511	1,386,867
600	PVH CORP.	22,503	63,090
5,300	QURATE RETAIL, INC.(b)	12,356	44,679
1,500	RALPH LAUREN CORP.	31,320	175,830
4,743	ROSS STORES, INC.	176,855	552,180
3,870	ROYAL CARIBBEAN CRUISES LTD.	82,045	516,684
24,469	SKECHERS U.S.A., INC., CLASS A(b)	854,529	1,056,816
48,492	STARBUCKS CORP.	2,313,956	4,263,417
5,000	TAPESTRY, INC.	19,161	134,850
13,226	TARGET CORP.	1,424,767	1,695,705
860	TESLA, INC.(b)	22,377	359,764
1,900	THOR INDUSTRIES, INC.	22,315	141,151
1,400	TIFFANY & CO.	35,210	187,110
20,188	TJX (THE) COS., INC.	86,033	1,232,679
1,466	TOPBUILD CORP.(b)	11,809	151,115
753	ULTA BEAUTY, INC.(b)	117,541	190,614
8,340	URBAN OUTFITTERS, INC.(b)	174,368	231,602
200	VAIL RESORTS, INC.	42,166	47,966
1,100	VEONEER, INC.(b)(c)	5,428	17,182
6,800	VF CORP.	81,950	677,688
400	VISTEON CORP.(b)	24,116	34,636
600	WAYFAIR, INC., CLASS A(b)	49,325	54,222
7,474	WHIRLPOOL CORP.	893,635	1,102,639
637	WILLIAMS-SONOMA, INC.	36,201	46,781
1,800	WYNN RESORTS LTD.	52,106	249,966
2,716	YUM CHINA HOLDINGS, INC.(c)	5,770	130,395
		28,115,141	56,260,442	10.36%
Consumer Staples:
8,800	ALTRIA GROUP, INC.	564,326	439,208

See accompanying notes to financial statements.	31	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Core Equity Fund

December 31, 2019

Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Staples (Cont’d):
10,300	ARCHER-DANIELS-MIDLAND CO.	$188,618	477,405
7,290	BROWN-FORMAN CORP., CLASS B	57,343	492,804
19,848	CHURCH & DWIGHT CO., INC.	886,114	1,396,108
2,848	CLOROX (THE) CO.	426,516	437,282
57,881	COCA-COLA (THE) CO.	869,464	3,203,713
1,280	COLGATE-PALMOLIVE CO.	36,019	88,115
1,900	CONAGRA BRANDS, INC.	26,152	65,056
7,649	COSTCO WHOLESALE CORP.	612,726	2,248,194
7,270	ESTEE LAUDER (THE) COS., INC., CLASS A	694,476	1,501,546
12,400	GENERAL MILLS, INC.	277,056	664,144
5,300	HERBALIFE NUTRITION LTD.(b)	36,401	252,651
9,115	HERSHEY (THE) CO.	1,207,882	1,339,723
4,800	HORMEL FOODS CORP.	43,206	216,528
16,650	INGREDION, INC.	1,224,758	1,547,618
8,444	JM SMUCKER (THE) CO.	819,934	879,274
1,643	KEURIG DR. PEPPER, INC.	-	47,565
3,336	KIMBERLY-CLARK CORP.	278,758	458,867
3,714	KRAFT HEINZ (THE) CO.	26,692	119,331
56,921	KROGER (THE) CO.	955,468	1,650,140
2,112	LAMB WESTON HOLDINGS, INC.	134,817	181,695
700	MCCORMICK & CO., INC. (NON VOTING)	21,613	118,811
4,160	MOLSON COORS BREWING CO., CLASS B	192,976	224,224
6,969	MONDELEZ INTERNATIONAL, INC., CLASS A	94,887	383,853
7,364	MONSTER BEVERAGE CORP.(b)	206,981	467,982
232	NU SKIN ENTERPRISES, INC., CLASS A	8,194	9,507
30,860	PEPSICO, INC.	2,651,046	4,217,636
13,329	PHILIP MORRIS INTERNATIONAL, INC.	886,823	1,134,165
15,562	PILGRIM’S PRIDE CORP.(b)	498,841	509,111
700	POST HOLDINGS, INC.(b)	43,421	76,370
39,496	PROCTER & GAMBLE (THE) CO.	1,223,858	4,933,050
500	SPECTRUM BRANDS HOLDINGS, INC.	24,845	32,145
21,075	SYSCO CORP.	1,178,483	1,802,756
18,262	TYSON FOODS, INC., CLASS A	762,351	1,662,572
46,065	WALGREENS BOOTS ALLIANCE, INC.	1,894,994	2,715,992
13,104	WALMART, INC.	1,023,284	1,557,279
		20,079,323	37,552,420	6.91%
Energy:
1,162	APERGY CORP.(b)	18,689	39,252
20,075	CABOT OIL & GAS CORP.	334,981	349,506
48,290	CHEVRON CORP.	3,637,504	5,819,428
3,600	CNX RESOURCES CORP.(b)	25,763	31,860
1,700	CONCHO RESOURCES, INC.	49,632	148,869
58,769	CONOCOPHILLIPS	2,553,972	3,821,748
450	CONSOL ENERGY, INC.(b)	5,125	6,530
2,000	CONTINENTAL RESOURCES, INC.	20,765	68,600
1,337	DIAMONDBACK ENERGY, INC.	80,335	124,154
9,794	ENBRIDGE, INC.(c)	137,797	389,507
600	EOG RESOURCES, INC.	19,976	50,256
40,751	EXXON MOBIL CORP.	1,583,108	2,843,605
7,200	HALLIBURTON CO.	75,727	176,184
3,100	HELMERICH & PAYNE, INC.	39,003	140,833
21,996	HOLLYFRONTIER CORP.	1,278,395	1,115,417
6,912	KINDER MORGAN, INC.	56,110	146,327
3,652	MARATHON PETROLEUM CORP.	134,026	220,033
3,000	MURPHY OIL CORP.	39,255	80,400
4,022	NATIONAL OILWELL VARCO, INC.	51,730	100,751
6,101	OCCIDENTAL PETROLEUM CORP.	58,993	251,422
2,000	ONEOK, INC.	15,766	151,340
31,900	PARSLEY ENERGY, INC., CLASS A	509,926	603,229
5,203	PHILLIPS 66	53,571	579,666
730	PIONEER NATURAL RESOURCES CO.	117,143	110,500
11,233	SCHLUMBERGER LTD.	148,574	451,567
1,000	TARGA RESOURCES CORP.	20,287	40,830
13,103	VALERO ENERGY CORP.	529,604	1,227,096
5,200	WPX ENERGY, INC.(b)	50,544	71,448
		11,646,301	19,160,358	3.53%

See accompanying notes to financial statements.	32	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Core Equity Fund

December 31, 2019

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials:
15,982	AFLAC, INC.	$520,002	845,448
500	ALLEGHANY CORP.(b)	140,685	399,785
9,753	ALLSTATE (THE) CORP.	296,804	1,096,725
19,826	ALLY FINANCIAL, INC.	404,611	605,883
3,633	AMERICAN EXPRESS CO.	111,938	452,272
3,400	AMERICAN FINANCIAL GROUP, INC.	210,306	372,810
5,500	AMERICAN INTERNATIONAL GROUP, INC.	129,086	282,315
18,154	AMERIPRISE FINANCIAL, INC.	1,671,730	3,024,093
848	AON PLC(c)	32,575	176,630
35,638	ARCH CAPITAL GROUP LTD.(b)(c)	916,635	1,528,514
2,300	ARTHUR J. GALLAGHER & CO.	80,002	219,029
4,900	ASSURANT, INC.	218,575	642,292
30,441	ASSURED GUARANTY LTD.(c)	1,106,313	1,492,218
4,149	ATHENE HOLDING LTD., CLASS A(b)(c)	181,572	195,127
18,209	AXA EQUITABLE HOLDINGS, INC.	449,112	451,219
1,300	AXIS CAPITAL HOLDINGS LTD.(c)	43,361	77,272
205,320	BANK OF AMERICA CORP.	3,485,544	7,231,370
10,000	BANK OF NEW YORK MELLON (THE) CORP.	206,454	503,300
27,906	BERKSHIRE HATHAWAY, INC., CLASS B(b)	3,620,611	6,320,709
11,926	BRIGHTHOUSE FINANCIAL, INC.(b)	443,135	467,857
620	CANNAE HOLDINGS, INC.(b)	2,893	23,058
15,798	CAPITAL ONE FINANCIAL CORP.	913,383	1,625,772
17,900	CHARLES SCHWAB (THE) CORP.	156,088	851,324
6,250	CHUBB LTD.(c)	587,621	972,875
66,282	CITIGROUP, INC.	4,019,221	5,295,269
865	CME GROUP, INC.	31,878	173,623
500	CREDIT ACCEPTANCE CORP.(b)	86,421	221,165
11,776	DISCOVER FINANCIAL SERVICES	330,143	998,840
10,182	E*TRADE FINANCIAL CORP.	276,402	461,957
4,686	EVERCORE, INC., CLASS A	356,466	350,325
469	FAIRFAX FINANCIAL HOLDINGS LTD.(c)	86,576	220,013
1,863	FIDELITY NATIONAL FINANCIAL, INC.	15,560	84,487
37,220	FIFTH THIRD BANCORP	831,816	1,144,143
400	FIRST CITIZENS BANCSHARES, INC., CLASS A	57,523	212,884
30,500	FIRST HORIZON NATIONAL CORP.	193,065	505,080
10,867	FRANKLIN RESOURCES, INC.	282,498	282,325
2,468	GLOBE LIFE, INC.	145,321	259,757
8,351	GOLDMAN SACHS GROUP (THE), INC.	750,557	1,920,145
3,000	HANOVER INSURANCE GROUP (THE), INC.	215,948	410,010
36,986	HARTFORD FINANCIAL SERVICES GROUP (THE), INC.	1,781,491	2,247,639
35,000	HUNTINGTON BANCSHARES, INC.	169,770	527,800
505	INTERCONTINENTAL EXCHANGE, INC.	12,819	46,738
2,700	INVESCO LTD.	32,170	48,546
15,903	JANUS HENDERSON GROUP PLC(c)	222,792	388,828
59,862	JPMORGAN CHASE & CO.	2,584,346	8,344,763
5,904	KEYCORP	30,107	119,497
1,852	LEGG MASON, INC.	25,956	66,505
200	MARKEL CORP.(b)	67,789	228,634
5,684	MARSH & MCLENNAN COS., INC.	240,120	633,254
1,300	MERCURY GENERAL CORP.	38,018	63,349
11,412	METLIFE, INC.	482,154	581,670
40,278	MGIC INVESTMENT CORP.	530,550	570,739
2,000	MOODY’S CORP.	70,550	474,820
16,800	MORGAN STANLEY	240,305	858,816
3,100	MSCI, INC.	99,138	800,358
5,900	NASDAQ, INC.	240,309	631,890
1,700	NEW RESIDENTIAL INVESTMENT CORP.	24,001	27,387
3,585	PACWEST BANCORP	48,720	137,198
8,825	PNC FINANCIAL SERVICES GROUP (THE), INC.	325,194	1,408,735
11,354	POPULAR, INC.	566,301	667,048
5,628	PRINCIPAL FINANCIAL GROUP, INC.	175,248	309,540
9,491	PROGRESSIVE (THE) CORP.	285,859	687,053
5,900	PRUDENTIAL FINANCIAL, INC.	182,565	553,066
17,302	REGIONS FINANCIAL CORP.	116,601	296,902
3,371	REINSURANCE GROUP OF AMERICA, INC.	296,860	549,675
800	RENAISSANCERE HOLDINGS LTD.(c)	81,779	156,816
3,151	ROYAL BANK OF CANADA(c)	75,538	249,559

See accompanying notes to financial statements.	33	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Core Equity Fund

December 31, 2019

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont’d):
735	S&P GLOBAL, INC.	$24,183	200,692
7,500	SEI INVESTMENTS CO.	108,537	491,100
10,100	SLM CORP.	36,679	89,991
47,700	SYNCHRONY FINANCIAL	1,643,127	1,717,677
3,657	SYNOVUS FINANCIAL CORP.	49,372	143,354
3,549	T. ROWE PRICE GROUP, INC.	106,978	432,410
2,946	TCF FINANCIAL CORP.	51,834	137,873
6,268	TRAVELERS (THE) COS., INC.	482,609	858,403
15,443	TRUIST FINANCIAL CORP.	315,878	869,771
17,585	US BANCORP	318,503	1,042,615
41,867	VOYA FINANCIAL, INC.	2,257,048	2,553,050
9,159	W.R. BERKLEY CORP.	273,043	632,887
1,800	WASHINGTON FEDERAL, INC.	23,535	65,970
79,201	WELLS FARGO & CO.	2,175,324	4,261,014
2,604	WILLIS TOWERS WATSON PLC(c)	454,330	525,852
2,600	ZIONS BANCORP N.A.	49,361	134,992
		41,025,822	78,232,396	14.40%
Health Care:
16,122	ABBOTT LABORATORIES	509,440	1,400,357
24,196	ABBVIE, INC.	1,135,983	2,142,314
1,310	ABIOMED, INC.(b)	251,899	223,473
1,000	ACADIA HEALTHCARE CO., INC.(b)	25,720	33,220
4,120	AGILENT TECHNOLOGIES, INC.	181,587	351,477
5,183	ALEXION PHARMACEUTICALS, INC.(b)	493,459	560,541
1,391	ALIGN TECHNOLOGY, INC.(b)	181,009	388,145
2,233	ALLERGAN PLC	259,023	426,883
38,947	AMERISOURCEBERGEN CORP.	2,826,704	3,311,274
20,287	AMGEN, INC.	3,736,904	4,890,587
7,050	ANTHEM, INC.	381,518	2,129,311
193	AVANOS MEDICAL, INC.(b)	3,014	6,504
8,439	BAXTER INTERNATIONAL, INC.	397,601	705,669
3,965	BECTON DICKINSON AND CO.	492,312	1,078,361
6,962	BIOGEN, INC.(b)	1,759,743	2,065,834
400	BIOMARIN PHARMACEUTICAL, INC.(b)	34,064	33,820
3,200	BLUEBIRD BIO, INC.(b)	414,307	280,800
32,800	BOSTON SCIENTIFIC CORP.(b)	182,160	1,483,216
36,442	BRISTOL-MYERS SQUIBB CO.	1,389,563	2,339,212
2,145	BRUKER CORP.	43,219	109,331
500	CANTEL MEDICAL CORP.	37,230	35,450
44,665	CARDINAL HEALTH, INC.	2,084,688	2,259,156
3,704	CENTENE CORP.(b)	106,465	232,870
3,600	CERNER CORP.	40,604	264,204
7,042	CIGNA CORP.	236,060	1,440,019
200	COOPER (THE) COS., INC.	50,902	64,258
1,520	COVETRUS, INC.(b)	18,619	20,064
7,625	CVS HEALTH CORP.	236,748	566,461
10,529	DANAHER CORP.	287,475	1,615,991
14,902	DAVITA, INC.(b)	1,098,123	1,118,097
5,632	DENTSPLY SIRONA, INC.	152,472	318,715
1,500	DEXCOM, INC.(b)	87,312	328,110
8,226	EDWARDS LIFESCIENCES CORP.(b)	228,593	1,919,044
16,877	ELI LILLY & CO.	1,295,172	2,218,144
1,400	EXACT SCIENCES CORP.(b)	111,825	129,472
42,906	EXELIXIS, INC.(b)	757,356	756,004
22,127	GILEAD SCIENCES, INC.	455,146	1,437,812
1,227	HCA HEALTHCARE, INC.	132,097	181,363
3,800	HENRY SCHEIN, INC.(b)	67,547	253,536
6,608	HOLOGIC, INC.(b)	92,603	345,004
5,942	HORIZON THERAPEUTICS PLC(b)	137,546	215,100
845	HUMANA, INC.	291,040	309,709
200	ICU MEDICAL, INC.(b)	45,928	37,424
2,299	IDEXX LABORATORIES, INC.(b)	98,745	600,338
2,300	ILLUMINA, INC.(b)	98,233	763,002
1,900	INCYTE CORP.(b)	120,836	165,908
9	INSULET CORP.(b)	714	1,541
6,500	INTERCEPT PHARMACEUTICALS, INC.(b)	416,369	805,480
462	INTUITIVE SURGICAL, INC.(b)	100,629	273,111

See accompanying notes to financial statements.	34	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Core Equity Fund

December 31, 2019

Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care (Cont’d):
268	IONIS PHARMACEUTICALS, INC.(b)	$12,689	16,190
4,358	IQVIA HOLDINGS, INC.(b)	434,765	673,355
5,338	JAZZ PHARMACEUTICALS PLC(b)(c)	677,689	796,857
22,636	JOHNSON & JOHNSON	1,317,640	3,301,913
842	LABORATORY CORP. OF AMERICA HOLDINGS(b)	53,269	142,441
10,915	MCKESSON CORP.	934,126	1,509,763
9,400	MEDTRONIC PLC(c)	790,465	1,066,430
53,996	MERCK & CO., INC.	2,071,000	4,910,936
1,317	METTLER-TOLEDO INTERNATIONAL, INC.(b)	123,051	1,044,750
939	MOLINA HEALTHCARE, INC.(b)	122,169	127,413
41,980	MYLAN N.V.(b)	801,414	843,798
300	PENUMBRA, INC.(b)	36,663	49,281
68,946	PFIZER, INC.	1,467,427	2,701,304
4,791	RESMED, INC.	129,046	742,461
200	SAGE THERAPEUTICS, INC.(b)	19,160	14,438
8,751	STERIS PLC	993,359	1,333,827
1,800	TELEFLEX, INC.	195,858	677,592
10,647	THERMO FISHER SCIENTIFIC, INC.	1,185,659	3,458,891
13,105	UNITEDHEALTH GROUP, INC.	1,543,425	3,852,608
3,772	UNIVERSAL HEALTH SERVICES, INC., CLASS B	251,140	541,131
1,880	VAREX IMAGING CORP.(b)	19,829	56,043
5,199	VARIAN MEDICAL SYSTEMS, INC.(b)	193,000	738,310
499	VEEVA SYSTEMS, INC., CLASS A(b)	19,015	70,189
900	VERTEX PHARMACEUTICALS, INC.(b)	22,442	197,055
3,483	WATERS CORP.(b)	266,897	813,803
294	WELLCARE HEALTH PLANS, INC.(b)	80,065	97,082
4,304	ZIMMER BIOMET HOLDINGS, INC.	233,961	644,223
1,159	ZOETIS, INC.	110,713	153,394
		37,692,242	73,211,194	13.48%
Industrials:
6,987	3M CO.	417,187	1,232,647
923	ACCO BRANDS CORP.	3,137	8,639
300	ACUITY BRANDS, INC.	34,488	41,400
4,642	AGCO CORP.	225,963	358,594
900	AIR LEASE CORP.	17,685	42,768
1,533	ALLEGION PLC(c)	40,913	190,920
400	AMERCO	120,202	150,328
5,175	AMETEK, INC.	73,220	516,154
5,136	BOEING (THE) CO.	263,331	1,673,103
1,200	BWX TECHNOLOGIES, INC.	54,215	74,496
5,604	CARLISLE COS., INC.	470,886	906,951
10,504	CATERPILLAR, INC.	272,491	1,551,231
4,440	CINTAS CORP.	592,910	1,194,715
5,739	CRANE CO.	189,222	495,735
3,724	CSX CORP.	136,592	269,469
21,760	CUMMINS, INC.	3,551,689	3,894,170
7,300	DEERE & CO.	199,160	1,264,798
10,100	DELTA AIR LINES, INC.	100,965	590,648
3,663	DOVER CORP.	273,061	422,197
16,254	EATON CORP. PLC	472,195	1,539,579
2,280	EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.	112,692	177,886
5,753	FEDEX CORP.	113,466	869,911
782	FLUOR CORP.	10,432	14,764
3,953	FORTIVE CORP.	71,279	301,970
7,927	FORTUNE BRANDS HOME & SECURITY, INC.	271,063	517,950
1,400	GATX CORP.	24,276	115,990
2,828	GENERAL DYNAMICS CORP.	423,356	498,718
94,400	GENERAL ELECTRIC CO.	715,085	1,053,504
2,150	HEICO CORP.	225,635	245,423
2,156	HEICO CORP., CLASS A	109,365	193,027
360	HERC HOLDINGS, INC.(b)	5,808	17,618
9,188	HONEYWELL INTERNATIONAL, INC.	265,803	1,626,276
1,200	HUBBELL, INC.	43,310	177,384
1,423	HUNTINGTON INGALLS INDUSTRIES, INC.	192,370	357,002
2,271	IDEX CORP.	140,770	390,612
4,865	IHS MARKIT LTD.(b)(c)	341,988	366,578
4,824	ILLINOIS TOOL WORKS, INC.	155,812	866,535

See accompanying notes to financial statements.	35	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Core Equity Fund

December 31, 2019

Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont’d):
10,505	INGERSOLL-RAND PLC	$631,190	1,396,325
1,468	JACOBS ENGINEERING GROUP, INC.	29,713	131,870
2,100	JB HUNT TRANSPORT SERVICES, INC.	40,530	245,238
13,203	JETBLUE AIRWAYS CORP.(b)	81,151	247,160
859	JOHNSON CONTROLS INTERNATIONAL PLC	16,341	34,970
4,274	L3HARRIS TECHNOLOGIES, INC.	274,846	845,696
4,205	LENNOX INTERNATIONAL, INC.	858,156	1,025,894
1,400	LINCOLN ELECTRIC HOLDINGS, INC.	28,970	135,422
1,438	LOCKHEED MARTIN CORP.	338,308	559,928
1,200	MANITOWOC (THE) CO., INC.(b)	10,053	21,000
3,158	MANPOWERGROUP, INC.	145,298	306,642
15,263	MASCO CORP.	139,724	732,471
200	MIDDLEBY (THE) CORP.(b)	20,548	21,904
577	NORDSON CORP.	57,299	93,959
1,702	NORFOLK SOUTHERN CORP.	117,419	330,409
5,973	NORTHROP GRUMMAN CORP.	516,333	2,054,533
2,519	NVENT ELECTRIC PLC(c)	24,113	64,436
7,480	OSHKOSH CORP.	303,782	707,982
1,100	OWENS CORNING	22,578	71,632
1,067	PACCAR, INC.	47,468	84,400
4,628	PARKER-HANNIFIN CORP.	350,966	952,535
2,519	PENTAIR PLC(c)	49,295	115,547
4,100	QUANTA SERVICES, INC.	52,131	166,911
1,157	RAYTHEON CO.	32,516	254,239
14,185	REPUBLIC SERVICES, INC.	880,819	1,271,402
1,531	RESIDEO TECHNOLOGIES, INC.(b)	8,723	18,265
9,210	ROCKWELL AUTOMATION, INC.	692,444	1,866,591
2,580	ROLLINS, INC.	67,194	85,553
804	ROPER TECHNOLOGIES, INC.	130,715	284,801
2,015	SNAP-ON, INC.	191,097	341,341
36,059	SOUTHWEST AIRLINES CO.	1,509,573	1,946,465
5,900	SPIRIT AEROSYSTEMS HOLDINGS, INC., CLASS A	238,478	429,992
2,557	STANLEY BLACK & DECKER, INC.	72,048	423,797
600	STERICYCLE, INC.(b)	18,858	38,286
29,426	TEXTRON, INC.	1,501,033	1,312,400
5,162	TIMKEN (THE) CO.	171,352	290,672
1,596	TORO (THE) CO.	76,510	127,153
500	TRANSDIGM GROUP, INC.	172,159	280,000
8,643	UNION PACIFIC CORP.	137,416	1,562,568
3,503	UNITED AIRLINES HOLDINGS, INC.(b)	165,098	308,579
3,540	UNITED PARCEL SERVICE, INC., CLASS B	166,527	414,392
2,565	UNITED RENTALS, INC.(b)	196,251	427,765
11,340	UNITED TECHNOLOGIES CORP.	444,920	1,698,278
4,716	VERISK ANALYTICS, INC.	626,524	704,287
180	VERITIV CORP.(b)	1,653	3,541
700	W.W. GRAINGER, INC.	30,601	236,964
1,200	WABTEC CORP.	21,945	93,360
975	WASTE CONNECTIONS, INC.	42,575	88,520
26,746	WASTE MANAGEMENT, INC.	1,728,843	3,047,974
4,800	WELBILT, INC.(b)	37,515	74,928
1,600	XYLEM, INC.	30,618	126,064
		24,282,239	52,314,731	9.63%
Information Technology:
6,512	2U, INC.(b)	99,017	156,223
4,949	ACCENTURE PLC, CLASS A(c)	304,426	1,042,111
7,574	ADOBE, INC.(b)	638,010	2,497,981
10,700	ADVANCED MICRO DEVICES, INC.(b)	115,242	490,702
14,739	AKAMAI TECHNOLOGIES, INC.(b)	844,826	1,273,155
2,269	ALLIANCE DATA SYSTEMS CORP.	145,172	254,582
836	ALTERYX, INC., CLASS A(b)	96,023	83,659
4,065	AMDOCS LTD.	200,086	293,452
400	AMPHENOL CORP., CLASS A	35,916	43,292
8,600	ANALOG DEVICES, INC.	120,368	1,022,024
1,200	ANSYS, INC.(b)	30,630	308,892
67,506	APPLE, INC.	4,709,320	19,823,137
7,400	APPLIED MATERIALS, INC.	134,145	451,696
1,109	ARISTA NETWORKS, INC.(b)	215,910	225,571

See accompanying notes to financial statements.	36	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Core Equity Fund

December 31, 2019

Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont’d):
4,877	ARROW ELECTRONICS, INC.(b)	$267,343	413,277
1,300	ATLASSIAN CORP. PLC, CLASS A(b)(c)	116,368	156,442
2,586	AUTODESK, INC.(b)	163,995	474,428
7,679	AUTOMATIC DATA PROCESSING, INC.	511,336	1,309,269
7,371	BLACK KNIGHT, INC.(b)	272,636	475,282
9,493	BOOZ ALLEN HAMILTON HOLDING CORP.	296,190	675,237
5,291	BROADCOM, INC.	497,844	1,672,062
3,413	BROADRIDGE FINANCIAL SOLUTIONS, INC.	106,898	421,642
1,062	CACI INTERNATIONAL, INC., CLASS A(b)	224,187	265,489
36,993	CADENCE DESIGN SYSTEMS, INC.(b)	1,811,009	2,565,834
1,522	CDK GLOBAL, INC.	19,712	83,223
8,276	CDW CORP.	476,119	1,182,144
109,611	CISCO SYSTEMS, INC.	2,735,457	5,256,944
14,390	CITRIX SYSTEMS, INC.	1,371,291	1,595,851
10,090	COGNEX CORP.	458,212	565,444
2,700	COGNIZANT TECHNOLOGY SOLUTIONS CORP., CLASS A	25,751	167,454
400	COHERENT, INC.(b)	51,825	66,540
6,700	CORELOGIC, INC.(b)	76,313	292,857
21,889	CORNING, INC.	229,346	637,189
1,635	DELL TECHNOLOGIES, INC., CLASS C(b)	75,203	84,023
700	DOCUSIGN, INC.(b)	29,771	51,877
2,000	DOLBY LABORATORIES, INC., CLASS A	43,420	137,600
1,615	DXC TECHNOLOGY CO.	38,103	60,708
1,640	ECHOSTAR CORP., CLASS A(b)	21,050	71,028
400	ELASTIC N.V.(b)	28,596	25,720
454	EPAM SYSTEMS, INC.(b)	75,613	96,321
300	EURONET WORLDWIDE, INC.(b)	25,458	47,268
1,300	F5 NETWORKS, INC.(b)	30,063	181,545
12,959	FIDELITY NATIONAL INFORMATION SERVICES, INC.	538,426	1,802,467
1,000	FIRST SOLAR, INC.(b)	46,410	55,960
9,784	FISERV, INC.(b)	172,685	1,131,324
2,135	FLEETCOR TECHNOLOGIES, INC.(b)	508,464	614,282
5,523	FORTINET, INC.(b)	393,491	589,635
200	GARTNER, INC.(b)	25,570	30,820
5,708	GLOBAL PAYMENTS, INC.	297,530	1,042,052
1,700	GODADDY, INC., CLASS A(b)	98,073	115,464
64,690	HEWLETT PACKARD ENTERPRISE CO.	836,454	1,025,983
13,529	HP, INC.	213,661	278,021
68,231	INTEL CORP.	1,023,945	4,083,625
4,778	INTERNATIONAL BUSINESS MACHINES CORP.	482,990	640,443
8,501	INTUIT, INC.	657,198	2,226,667
500	IPG PHOTONICS CORP.(b)	74,090	72,460
8,881	JABIL, INC.	346,906	367,052
6,798	KEYSIGHT TECHNOLOGIES, INC.(b)	414,422	697,679
9,185	LAM RESEARCH CORP.	803,602	2,685,694
27,189	LEIDOS HOLDINGS, INC.	2,191,927	2,661,531
827	LOGMEIN, INC.	17,893	70,907
2,240	MANHATTAN ASSOCIATES, INC.(b)	148,410	178,640
3,770	MARVELL TECHNOLOGY GROUP LTD.	20,234	100,131
7,876	MASTERCARD, INC., CLASS A	1,645,814	2,351,695
4,200	MICROCHIP TECHNOLOGY, INC.	38,962	439,824
48,652	MICRON TECHNOLOGY, INC.(b)	1,137,474	2,616,505
109,446	MICROSOFT CORP.	3,555,593	17,259,634
500	MKS INSTRUMENTS, INC.	32,310	55,005
1,217	NETAPP, INC.	85,113	75,758
14,419	NORTONLIFELOCK, INC.	71,242	367,973
1,100	NUTANIX, INC., CLASS A(b)	46,529	34,386
4,991	NVIDIA CORP.	383,944	1,174,382
38,526	NXP SEMICONDUCTORS N.V.(c)	3,533,140	4,902,819
597	OKTA, INC.(b)	55,185	68,876
36,436	ON SEMICONDUCTOR CORP.(b)	796,653	888,310
60,981	ORACLE CORP.	3,255,991	3,230,773
2,800	PALO ALTO NETWORKS, INC.(b)	116,508	647,500
1,952	PAYCHEX, INC.	139,107	166,037
1,553	PAYCOM SOFTWARE, INC.(b)	217,948	411,172
7,600	PAYPAL HOLDINGS, INC.(b)	595,521	822,092
907	PERSPECTA, INC.	8,504	23,981

See accompanying notes to financial statements.	37	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2019

Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont’d):
600	PROOFPOINT, INC.(b)	$56,232	68,868
2,700	PTC, INC.(b)	107,547	202,203
2,400	PURE STORAGE, INC., CLASS A(b)	43,850	41,064
2,403	QORVO, INC.(b)	185,625	279,301
9,907	QUALCOMM, INC.	775,864	874,095
3,800	RINGCENTRAL, INC., CLASS A(b)	432,566	640,946
3,100	SABRE CORP.	62,820	69,564
8,372	SALESFORCE.COM, INC.(b)	147,727	1,361,622
62,815	SEAGATE TECHNOLOGY PLC	2,445,378	3,737,492
2,100	SERVICENOW, INC.(b)	273,110	592,872
2,258	SKYWORKS SOLUTIONS, INC.	182,369	272,947
500	SPLUNK, INC.(b)	40,835	74,885
3,579	SQUARE, INC., CLASS A(b)	153,539	223,902
1,938	SS&C TECHNOLOGIES HOLDINGS, INC.	86,602	118,993
2,234	SYNNEX CORP.	277,157	287,739
8,981	SYNOPSYS, INC.(b)	778,444	1,250,155
4,600	TERADYNE, INC.	82,730	313,674
28,440	TEXAS INSTRUMENTS, INC.	952,040	3,648,568
7,720	TRIMBLE, INC.(b)	113,413	321,847
200	VERISIGN, INC.(b)	23,200	38,536
23,278	VISA, INC., CLASS A	632,927	4,373,936
7,800	VISHAY INTERTECHNOLOGY, INC.	48,931	166,062
3,772	VMWARE, INC., CLASS A	190,784	572,552
6,045	WESTERN DIGITAL CORP.	99,733	383,676
154,053	WESTERN UNION (THE) CO.	3,216,594	4,125,539
300	WEX, INC.(b)	41,025	62,838
1,700	WORKDAY, INC., CLASS A(b)	254,727	279,565
1,184	XEROX HOLDINGS CORP.	33,188	43,654
6,750	XILINX, INC.	47,180	659,948
2,795	ZEBRA TECHNOLOGIES CORP., CLASS A(b)	414,835	713,955
1,300	ZENDESK, INC.(b)	79,216	99,619
		55,076,307	128,907,351	23.73%
Materials:
1,075	AIR PRODUCTS & CHEMICALS, INC.	43,205	252,614
1,300	ALBEMARLE CORP.	29,152	94,952
13,770	AMCOR PLC(c)	60,200	149,267
700	ASHLAND GLOBAL HOLDINGS, INC.	12,006	53,571
3,165	AVERY DENNISON CORP.	207,899	414,045
2,592	BALL CORP.	140,020	167,625
12,171	CELANESE CORP.	1,230,154	1,498,494
29,430	CF INDUSTRIES HOLDINGS, INC.	1,377,588	1,404,988
7,262	CORTEVA, INC.	88,857	214,665
1,800	CROWN HOLDINGS, INC.(b)	57,831	130,572
7,262	DOW, INC.	147,036	397,449
7,262	DUPONT DE NEMOURS, INC.	212,802	466,220
3,000	EASTMAN CHEMICAL CO.	58,011	237,780
3,891	ECOLAB, INC.	133,579	750,924
15,800	FREEPORT-MCMORAN, INC.	103,648	207,296
238	INTERNATIONAL FLAVORS & FRAGRANCES, INC.	5,120	30,707
46,669	INTERNATIONAL PAPER CO.	1,775,517	2,149,108
4,450	LINDE PLC(c)	723,931	947,405
2,596	LYONDELLBASELL INDUSTRIES N.V., CLASS A	240,311	245,270
700	MARTIN MARIETTA MATERIALS, INC.	27,965	195,748
2,400	MOSAIC (THE) CO.	34,272	51,936
7,400	NEWMONT GOLDCORP CORP.	136,530	321,530
5,844	NUCOR CORP.	99,312	328,900
3,245	PACKAGING CORP. OF AMERICA	133,051	363,408
5,172	PPG INDUSTRIES, INC.	123,888	690,410
6,625	RELIANCE STEEL & ALUMINUM CO.	325,929	793,410
600	ROYAL GOLD, INC.	22,314	73,350
2,400	RPM INTERNATIONAL, INC.	24,657	184,224
500	SCOTTS MIRACLE-GRO (THE) CO.	37,765	53,090
1,400	SEALED AIR CORP.	24,528	55,762
457	SHERWIN-WILLIAMS (THE) CO.	22,208	266,678
3,600	SONOCO PRODUCTS CO.	74,519	222,192
3,234	SOUTHERN COPPER CORP.(c)	38,445	137,380
8,200	STEEL DYNAMICS, INC.	89,708	279,128

See accompanying notes to financial statements.	38	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2019

Shares	Security	Cost	Fair value (a)	Percent of net assets
Materials (Cont’d):
4,392	VALVOLINE, INC.	$24,184	94,033
2,100	VULCAN MATERIALS CO.	63,441	302,379
2,242	WESTROCK CO.	24,357	96,204
		7,973,940	14,322,714	2.64%
Real Estate:
2,100	ALEXANDRIA REAL ESTATE EQUITIES, INC.	106,066	339,318
9,673	AMERICAN TOWER CORP.	1,556,483	2,223,049
3,629	APARTMENT INVESTMENT & MANAGEMENT CO., CLASS A	44,956	187,438
1,734	AVALONBAY COMMUNITIES, INC.	193,548	363,620
3,388	BOSTON PROPERTIES, INC.	171,468	467,070
2,600	BRANDYWINE REALTY TRUST	27,691	40,950
900	CAMDEN PROPERTY TRUST	24,065	95,490
500	CORESITE REALTY CORP.	43,021	56,060
4,700	CROWN CASTLE INTERNATIONAL CORP.	190,955	668,105
500	DIGITAL REALTY TRUST, INC.	26,905	59,870
5,200	DOUGLAS EMMETT, INC.	44,883	228,280
1,700	DUKE REALTY CORP.	28,435	58,939
2,140	EQUINIX, INC.	817,154	1,249,118
10,892	EQUITY LIFESTYLE PROPERTIES, INC.	574,160	766,688
5,416	EQUITY RESIDENTIAL	174,162	438,263
875	ESSEX PROPERTY TRUST, INC.	116,032	263,252
1,500	EXTRA SPACE STORAGE, INC.	130,992	158,430
900	FEDERAL REALTY INVESTMENT TRUST	48,326	115,857
1,046	FOUR CORNERS PROPERTY TRUST, INC.	8,684	29,487
7,000	HEALTHPEAK PROPERTIES, INC.	72,217	241,290
27,674	HOST HOTELS & RESORTS, INC.	359,517	513,353
678	HOWARD HUGHES (THE) CORP.(b)	20,502	85,970
22,016	INVITATION HOMES, INC.	683,161	659,819
700	JBG SMITH PROPERTIES	17,888	27,923
700	JONES LANG LASALLE, INC.	39,951	121,863
6,601	KIMCO REALTY CORP.	66,653	136,707
3,900	LAMAR ADVERTISING CO., CLASS A	43,876	348,114
1,100	LIBERTY PROPERTY TRUST	22,954	66,055
600	LIFE STORAGE, INC.	48,542	64,968
5,123	MACERICH (THE) CO.	108,936	137,911
1,800	MID-AMERICA APARTMENT COMMUNITIES, INC.	132,698	237,348
800	OMEGA HEALTHCARE INVESTORS, INC.	25,845	33,880
10,169	PROLOGIS, INC.	257,893	906,465
1,424	PUBLIC STORAGE	135,843	303,255
6,972	RAYONIER, INC.	74,591	228,403
2,700	REALTY INCOME CORP.	54,729	198,801
3,900	REGENCY CENTERS CORP.	85,344	246,051
9,800	RETAIL PROPERTIES OF AMERICA, INC., CLASS A	80,834	131,320
1,224	RETAIL VALUE, INC.	31,509	45,043
6,422	SBA COMMUNICATIONS CORP.	1,163,408	1,547,638
1,800	SERVICE PROPERTIES TRUST	22,490	43,794
3,140	SIMON PROPERTY GROUP, INC.	254,353	467,734
589	SL GREEN REALTY CORP.	29,460	54,117
2,800	STORE CAPITAL CORP.	73,372	104,272
1,100	SUN COMMUNITIES, INC.	83,011	165,110
2,100	TAUBMAN CENTERS, INC.	53,754	65,289
4,100	UDR, INC.	63,318	191,470
1,300	URBAN EDGE PROPERTIES	18,730	24,934
3,527	VENTAS, INC.	147,330	203,649
10,902	VORNADO REALTY TRUST	686,942	724,983
2,100	WEINGARTEN REALTY INVESTORS	29,916	65,604
4,600	WELLTOWER, INC.	273,411	376,188
5,416	WEYERHAEUSER CO.	75,648	163,563
		9,666,612	16,742,168	3.08%
Utilities:
3,000	AES CORP.	32,870	59,700
2,000	ALLIANT ENERGY CORP.	24,835	109,440
1,600	AMEREN CORP.	40,872	122,880
8,554	AMERICAN ELECTRIC POWER CO., INC.	477,380	808,438
1,735	AQUA AMERICA, INC.	22,973	81,441
13,200	AVANGRID, INC.	502,113	675,312
5,800	CENTERPOINT ENERGY, INC.	66,308	158,166

See accompanying notes to financial statements.	39	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity
Fund December 31, 2019

Shares	Security	Cost	Fair value (a)	Percent of net assets
Utilities (Cont’d):
13,300	CMS ENERGY CORP.	$259,708	835,772
18,263	CONSOLIDATED EDISON, INC.	1,535,633	1,652,254
12,073	DOMINION ENERGY, INC.	450,978	999,886
6,243	DTE ENERGY CO.	510,391	810,778
12,617	DUKE ENERGY CORP.	620,162	1,150,797
8,325	EDISON INTERNATIONAL	179,967	627,788
3,164	ENTERGY CORP.	68,368	379,047
2,974	EVERGY, INC.	67,407	193,578
4,961	EVERSOURCE ENERGY	125,492	422,032
38,066	EXELON CORP.	1,437,136	1,735,429
5,500	FIRSTENERGY CORP.	176,692	267,300
3,067	HAWAIIAN ELECTRIC INDUSTRIES, INC.	138,198	143,720
900	NATIONAL FUEL GAS CO.	20,790	41,886
4,400	NEXTERA ENERGY, INC.	204,691	1,065,504
6,900	NISOURCE, INC.	43,973	192,096
1,200	NRG ENERGY, INC.	33,083	47,700
10,933	OGE ENERGY CORP.	282,750	486,190
7,176	PINNACLE WEST CAPITAL CORP.	498,834	645,338
700	PPL CORP.	10,384	25,116
1,200	PUBLIC SERVICE ENTERPRISE GROUP, INC.	51,552	70,860
3,200	SEMPRA ENERGY	174,758	484,736
8,600	SOUTHERN (THE) CO.	176,010	547,820
5,426	UGI CORP.	80,112	245,038
1,600	WEC ENERGY GROUP, INC.	91,440	147,568
968	XCEL ENERGY, INC.	36,241	61,458
		8,442,101	15,295,068	2.82%
	Sub-total Common Stocks:	265,639,458	540,259,888	99.46%
Short-Term Investments:
2,916,876	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, 1.53%(d)	2,916,876	2,916,876
	Sub-total Short-Term Investments:	2,916,876	2,916,876	0.54%
	Grand total	$268,556,334	543,176,764	100.00%

Notes to Schedule of Investments:

(a)	Investments are valued in accordance with procedures described in note 2 to the financial statements.
(b)	Non-income producing assets.
(c)

Foreign security values are stated in U.S. dollars. As of December 31, 2019, the value of foreign stocks or depositary receipts of companies based outside of the United States represented 3.43% of net assets.

(d)

The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2018, the value of the Clearwater Core Equity Fund’s investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $4,473,835 with net sales of $1,556,959 during the fiscal year ended December 31, 2019.

See accompanying notes to financial statements.	40	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2019

Clearwater Core Equity Fund Portfolio Diversification
(as a percentage of net assets)

See accompanying notes to financial statements.	41	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Small Companies Fund
December 31, 2019

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Communication Services:
149,248	ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.(b)	$269,931	264,169
38,997	AMC ENTERTAINMENT HOLDINGS, INC., CLASS A(c)	364,704	282,338
34,629	BEASLEY BROADCAST GROUP, INC., CLASS A	110,712	107,004
39,992	CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.	154,162	155,169
94,646	ENTERCOM COMMUNICATIONS CORP., CLASS A	456,585	439,157
68,327	ENTRAVISION COMMUNICATIONS CORP., CLASS A	203,102	179,017
23,030	EW SCRIPPS (THE) CO., CLASS A	304,269	361,801
10,066	HEMISPHERE MEDIA GROUP, INC.(b)	119,184	149,480
33,600	IMAX CORP.(b)(d)	669,117	686,448
106,464	MARCHEX, INC., CLASS B(b)	270,241	402,434
60,095	MEET GROUP (THE), INC.(b)	251,025	301,076
69,691	READING INTERNATIONAL, INC., CLASS A(b)	962,179	779,842
32,942	SAGA COMMUNICATIONS, INC., CLASS A	1,008,312	1,001,437
25,579	TOWNSQUARE MEDIA, INC., CLASS A	202,974	255,023
		5,346,497	5,364,395	1.44%
Consumer Discretionary:
181,800	AMERICAN EAGLE OUTFITTERS, INC.	3,316,224	2,672,460
281,528	BBX CAPITAL CORP.	1,478,854	1,342,889
102,790	BLUEGREEN VACATIONS CORP.	996,334	1,062,849
104,726	CALLAWAY GOLF CO.	1,780,579	2,220,191
48,474	CARRIAGE SERVICES, INC.	944,280	1,240,934
14,593	CENTURY CASINOS, INC.(b)	116,977	115,577
213,435	CLARUS CORP.	1,204,054	2,894,179
6,137	COOPER-STANDARD HOLDINGS, INC.(b)	196,880	203,503
11,846	CROWN CRAFTS, INC.	56,505	72,853
120,353	CSS INDUSTRIES, INC.	1,044,954	530,757
57,427	DANA, INC.	984,805	1,045,171
92,821	DRIVE SHACK, INC.(b)	373,395	339,725
71,600	EXTENDED STAY AMERICA, INC.	1,391,461	1,063,976
106,227	FIESTA RESTAURANT GROUP, INC.(b)	1,475,488	1,050,585
267,572	FULL HOUSE RESORTS, INC.(b)	625,764	896,366
87,800	GILDAN ACTIVEWEAR, INC.(d)	2,591,066	2,592,734
20,631	GOPRO, INC., CLASS A(b)(c)	82,494	89,539
8,333	HAMILTON BEACH BRANDS HOLDING CO., CLASS A	141,445	159,160
67,200	HANESBRANDS, INC.	921,601	997,920
15,100	HELEN OF TROY LTD.(b)	1,571,758	2,714,829
57,738	HOOKER FURNITURE CORP.	1,324,417	1,483,289
46,899	J ALEXANDER’S HOLDINGS, INC.(b)	524,538	448,354
35,333	LAKELAND INDUSTRIES, INC.(b)	397,004	381,596
230,067	LIFETIME BRANDS, INC.	2,211,304	1,598,966
40,490	MALIBU BOATS, INC., CLASS A(b)	1,312,739	1,658,065
19,006	MARINEMAX, INC.(b)	308,848	317,210
51,402	MASTERCRAFT BOAT HOLDINGS, INC.(b)	1,213,461	809,582
68,618	MOTORCAR PARTS OF AMERICA, INC.(b)	1,293,852	1,511,655
407,682	OFFICE DEPOT, INC.	773,117	1,117,049
114,891	PENN NATIONAL GAMING, INC.(b)	2,442,231	2,936,614
177,932	POTBELLY CORP.(b)	1,447,478	750,873
64,519	SKYLINE CHAMPION CORP.(b)	1,497,704	2,045,252
5,890	STONERIDGE, INC.(b)	176,096	172,695
62,822	TWIN RIVER WORLDWIDE HOLDINGS, INC.	1,864,875	1,611,384
13,794	UNIFI, INC.(b)	317,257	348,436
11,800	WILLIAMS-SONOMA, INC.	599,653	866,592
76,400	WINNEBAGO INDUSTRIES, INC.	2,332,073	4,047,672
36,281	WYNDHAM DESTINATIONS, INC.	1,828,997	1,875,365
		43,160,562	47,286,846	12.66%
Consumer Staples:
70,132	BJ’S WHOLESALE CLUB HOLDINGS, INC.(b)	1,749,269	1,594,802
29,718	CENTRAL GARDEN & PET CO., CLASS A(b)	770,801	872,520
46,722	PERFORMANCE FOOD GROUP CO.(b)	1,661,403	2,405,249
105,435	PRIMO WATER CORP.(b)	1,161,614	1,183,508
39,763	SPECTRUM BRANDS HOLDINGS, INC.	2,119,401	2,556,363
542,798	SUNOPTA, INC.(b)(c)(d)	2,254,729	1,356,995
39,757	UNIVERSAL CORP.	2,167,649	2,268,534
		11,884,866	12,237,971	3.28%

See accompanying notes to financial statements.	42	(Continued)

CLEARWATER INVESTMENT TRUST

 Schedule of Investments - Clearwater Small Companies Fund

 December 31, 2019

Shares	Security	Cost	Fair value (a)	Percent of net assets
Energy:
81,486	MURPHY OIL CORP.	$1,942,122	2,183,825
322,456	NEXTIER OILFIELD SOLUTIONS, INC.(b)	1,728,828	2,160,455
39,457	PROFIRE ENERGY, INC.(b)	60,294	57,213
31,187	SOLARIS OILFIELD INFRASTRUCTURE, INC., CLASS A	554,616	436,618
		4,285,860	4,838,111	1.29%
Financials:
9,628	1ST CONSTITUTION BANCORP	183,798	213,068
20,328	AMALGAMATED BANK, CLASS A	348,082	395,380
24,065	AMBAC FINANCIAL GROUP, INC.(b)	463,781	519,082
108,687	AMERICAN EQUITY INVESTMENT LIFE HOLDING CO.	2,810,755	3,253,002
10,167	AMERICAN NATIONAL BANKSHARES, INC.	367,944	402,308
32,222	AMERIS BANCORP	1,028,050	1,370,724
13,813	ARGO GROUP INTERNATIONAL HOLDINGS LTD.(d)	723,465	908,205
107,251	ASSOCIATED BANC-CORP	2,470,813	2,363,812
46,550	AXIS CAPITAL HOLDINGS LTD.(d)	2,492,373	2,766,932
47,860	BANCORP (THE), INC.(b)	434,951	620,744
13,321	BANKWELL FINANCIAL GROUP, INC.	368,487	384,178
24,775	BCB BANCORP, INC.	303,494	341,647
59,957	BLACKROCK TCP CAPITAL CORP.	827,704	842,396
7,869	BRIDGE BANCORP, INC.	259,718	263,848
3,597	BRYN MAWR BANK CORP.	136,468	148,340
54,366	CANNAE HOLDINGS, INC.(b)	1,117,259	2,021,872
30,449	CAROLINA FINANCIAL CORP.	1,086,402	1,316,310
9,471	CB FINANCIAL SERVICES, INC.	255,287	285,456
1,879	CENTRAL VALLEY COMMUNITY BANCORP	37,299	40,718
8,950	CITIZENS HOLDING CO.	184,838	195,826
218,602	CNO FINANCIAL GROUP, INC.	3,912,846	3,963,254
32,753	COMMERCE BANCSHARES, INC.	1,610,229	2,225,215
64,236	CRAWFORD & CO., CLASS A	575,568	736,787
6,782	CRAWFORD & CO., CLASS B	52,628	68,837
101,211	DONEGAL GROUP, INC., CLASS A	1,520,565	1,499,947
20,009	DONNELLEY FINANCIAL SOLUTIONS, INC.(b)	193,699	209,494
14,965	EAGLE BANCORP MONTANA, INC.	263,774	320,101
33,111	EMPIRE BANCORP, INC.(b)	447,702	459,912
18,844	ENTERPRISE FINANCIAL SERVICES CORP.	764,625	908,469
47,798	ESSENT GROUP LTD.(b)	2,112,665	2,485,018
137,437	EXANTAS CAPITAL CORP.	1,236,870	1,623,131
6,964	FARMERS NATIONAL BANC CORP.	73,057	113,652
68,287	FIDUS INVESTMENT CORP.	957,431	1,013,379
3,755	FIRST BANCSHARES (THE), INC.	125,075	133,378
20,599	FIRST HAWAIIAN, INC.	528,327	594,281
36,229	FIRST MERCHANTS CORP.	1,471,298	1,506,764
8,878	FIRST MID BANCSHARES, INC.	310,388	312,950
77,252	FIRST MIDWEST BANCORP, INC.	1,720,204	1,781,431
2,758	FIRST NORTHWEST BANCORP	44,522	50,003
31,800	FIRSTCASH, INC.	2,371,961	2,564,034
39,419	FLUSHING FINANCIAL CORP.	840,969	851,648
47,700	GLACIER BANCORP, INC.	2,018,446	2,193,723
26,846	HANCOCK WHITNEY CORP.	1,296,703	1,178,002
16,511	HARBORONE BANCORP, INC.(b)	176,523	181,456
33,023	HERITAGE COMMERCE CORP.	367,840	423,685
147,427	HOPE BANCORP, INC.	2,439,921	2,190,765
41,921	HUNT COS. FINANCE TRUST, INC.	144,020	135,405
89,145	INVESTCORP CREDIT MANAGEMENT BDC, INC.	643,119	597,272
26,251	LAKELAND BANCORP, INC.	437,906	456,242
30,705	LANDMARK BANCORP, INC.	719,534	769,160
9,356	LCNB CORP.	164,215	180,571
5,864	LENDINGTREE, INC.(b)(c)	1,574,874	1,779,372
30,359	LUTHER BURBANK CORP.	326,271	350,039
52,869	MACKINAC FINANCIAL CORP.	792,728	923,093
8,240	MAINSTREET BANCSHARES, INC.(b)	174,029	189,520
57,794	MVC CAPITAL, INC.	524,641	529,971
3,801	NATIONAL WESTERN LIFE GROUP, INC., CLASS A	1,240,185	1,105,635
68,545	NEW MOUNTAIN FINANCE CORP.	921,167	941,808
270,910	OAKTREE SPECIALTY LENDING CORP.	1,223,535	1,479,169
163,263	OAKTREE STRATEGIC INCOME CORP.	1,385,687	1,337,124
6,913	OCEANFIRST FINANCIAL CORP.	147,731	176,558

See accompanying notes to financial statements.	43	(Continued)

CLEARWATER INVESTMENT TRUST

 Schedule of Investments - Clearwater Small Companies Fund

 December 31, 2019

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont’d):
1,581	OCONEE FEDERAL FINANCIAL CORP.	$36,347	41,280
2,015	ORRSTOWN FINANCIAL SERVICES, INC.	45,509	45,579
20,619	PENNANTPARK FLOATING RATE CAPITAL LTD.	239,812	251,139
154,100	PENNANTPARK INVESTMENT CORP.	1,014,166	1,006,273
6,478	PENNS WOODS BANCORP, INC.	181,444	230,358
14,779	PEOPLES BANCORP OF NORTH CAROLINA, INC.	339,412	485,490
34,724	PIONEER BANCORP, INC.(b)	469,703	531,624
41,900	PRA GROUP, INC.(b)	1,175,644	1,520,970
1,087	PROVIDENT BANCORP, INC.(b)	13,076	13,533
4,110	RENAISSANCERE HOLDINGS LTD.(d)	516,890	805,642
3,881	SALISBURY BANCORP, INC.	147,544	177,245
920	SB FINANCIAL GROUP, INC.	15,179	18,115
28,956	SHORE BANCSHARES, INC.	437,007	502,676
2,336	SIERRA BANCORP	40,971	68,024
32,519	SIMMONS FIRST NATIONAL CORP., CLASS A	954,252	871,184
73,125	SOLAR CAPITAL LTD.	1,498,741	1,507,837
59,770	SOUTHERN NATIONAL BANCORP OF VIRGINIA, INC.	942,707	977,240
3,671	SOUTHWEST GEORGIA FINANCIAL CORP.	75,193	128,840
23,920	STIFEL FINANCIAL CORP.	1,177,039	1,450,748
28,558	SUMMIT STATE BANK	363,303	370,254
48,613	SYNOVUS FINANCIAL CORP.	1,568,049	1,905,630
99,660	TCF FINANCIAL CORP.	3,379,328	4,664,088
153,500	UMPQUA HOLDINGS CORP.	2,682,897	2,716,950
16,486	UNITED BANCORP, INC.	204,353	235,750
5,970	UNITED BANCSHARES, INC.	129,860	135,579
25,582	UNITED SECURITY BANCSHARES	263,272	274,495
50,520	UNITY BANCORP, INC.	989,819	1,140,236
26,645	WALKER & DUNLOP, INC.	409,864	1,723,399
41,496	WEBSTER FINANCIAL CORP.	2,008,379	2,214,227
18,716	WEST BANCORPORATION, INC.	392,649	479,691
32,236	WSFS FINANCIAL CORP.	1,348,832	1,418,062
		76,815,687	87,106,261	23.33%
Health Care:
35,615	AMN HEALTHCARE SERVICES, INC.(b)	1,834,243	2,219,171
123,912	AVID BIOSERVICES, INC.(b)	647,353	950,405
38,383	BIOTELEMETRY, INC.(b)	1,539,095	1,777,133
18,169	BRUKER CORP.	492,084	926,074
33,674	CUTERA, INC.(b)	712,555	1,205,866
21,056	EMERGENT BIOSOLUTIONS, INC.(b)	665,082	1,135,971
27,696	GLOBUS MEDICAL, INC., CLASS A(b)	1,332,836	1,630,740
6,586	HARROW HEALTH, INC.(b)	31,441	51,239
206,911	HARVARD BIOSCIENCE, INC.(b)	424,925	631,079
16,780	HILL-ROM HOLDINGS, INC.	1,309,948	1,905,033
56,996	INFUSYSTEM HOLDINGS, INC.(b)	248,414	486,176
53,108	INTEGRA LIFESCIENCES HOLDINGS CORP.(b)	3,113,946	3,095,134
21,757	INVACARE CORP.	215,655	196,248
14,838	LHC GROUP, INC.(b)	967,214	2,044,083
2,830	LIGAND PHARMACEUTICALS, INC.(b)	308,575	295,141
19,324	LIVANOVA PLC(b)(d)	1,827,529	1,457,609
9,317	MAGELLAN HEALTH, INC.(b)	572,931	729,055
27,231	NANOVIBRONIX, INC.(b)	132,728	77,608
37,841	OMNICELL, INC.(b)	2,043,004	3,092,367
12,297	ORTHOFIX MEDICAL, INC.(b)	624,890	567,875
40,419	PREMIER, INC., CLASS A(b)	1,217,182	1,531,072
38,542	PROVIDENCE SERVICE (THE) CORP.(b)	2,435,958	2,280,916
46,660	PSYCHEMEDICS CORP.	624,933	426,939
76,419	STREAMLINE HEALTH SOLUTIONS, INC.(b)	88,635	106,222
52,100	SYNEOS HEALTH, INC.(b)	2,450,918	3,098,648
93,545	TRIPLE-S MANAGEMENT CORP., CLASS B(b)(d)	2,136,298	1,729,647
119,109	VAREX IMAGING CORP.(b)	3,382,287	3,550,639
		31,380,659	37,198,090	9.96%
Industrials:
131,705	ACTUANT CORP., CLASS A	3,286,955	3,428,281
13,700	ACUITY BRANDS, INC.	1,555,656	1,890,600
6,784	AEROVIRONMENT, INC.(b)	362,471	418,844
27,900	AIR LEASE CORP.	965,683	1,325,808
4,547	AIR TRANSPORT SERVICES GROUP, INC.(b)	86,878	106,673

See accompanying notes to financial statements.	44	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Small Companies Fund

December 31, 2019

Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont’d):
17,240	ALBANY INTERNATIONAL CORP., CLASS A	$775,121	1,308,861
14,200	AMERICAN WOODMARK CORP.(b)	1,158,011	1,484,042
23,583	APOGEE ENTERPRISES, INC.	871,456	766,447
37,225	ASGN, INC.(b)	1,690,059	2,641,858
83,571	AVIS BUDGET GROUP, INC.(b)	2,864,798	2,694,329
24,319	BRINK’S (THE) CO.	1,621,214	2,205,247
31,200	BWX TECHNOLOGIES, INC.	1,680,772	1,936,896
18,842	CECO ENVIRONMENTAL CORP.(b)	140,183	144,330
34,190	CIRCOR INTERNATIONAL, INC.(b)	1,234,082	1,580,946
73,700	COLFAX CORP.(b)	2,101,049	2,681,206
26,279	COLUMBUS MCKINNON CORP.	686,170	1,051,948
25,200	DONALDSON CO., INC.	1,139,000	1,452,024
109,800	GATES INDUSTRIAL CORP. PLC(b)	1,573,211	1,510,848
7,603	GIBRALTAR INDUSTRIES, INC.(b)	218,297	383,495
11,900	GORMAN-RUPP (THE) CO.	360,214	446,250
7,650	GP STRATEGIES CORP.(b)	94,397	101,209
98,848	GRAFTECH INTERNATIONAL LTD.	1,227,471	1,148,614
17,647	GRAHAM CORP.	342,564	386,116
73,258	HARSCO CORP.(b)	1,398,611	1,685,667
23,933	HERC HOLDINGS, INC.(b)	1,135,302	1,171,281
28,700	HEXCEL CORP.	1,854,128	2,103,997
82,966	INTERFACE, INC.	1,523,674	1,376,406
134,071	JELD-WEN HOLDING, INC.(b)	3,653,103	3,138,602
19,050	KADANT, INC.	1,650,190	2,006,727
1,302	KELLY SERVICES, INC., CLASS A	27,920	29,399
21,072	KENNAMETAL, INC.	739,914	777,346
219,598	LSI INDUSTRIES, INC.	1,176,894	1,328,568
40,453	MASONITE INTERNATIONAL CORP.(b)	2,648,935	2,921,111
30,987	MERCURY SYSTEMS, INC.(b)	1,424,464	2,141,512
6,240	MSA SAFETY, INC.	577,740	788,486
140,400	NOW, INC.(b)	1,583,047	1,578,096
183,000	PGT INNOVATIONS, INC.(b)	2,861,691	2,728,530
110,865	PIONEER POWER SOLUTIONS, INC.(b)	640,160	251,664
154,047	REV GROUP, INC.	1,757,550	1,883,995
23,500	RUSH ENTERPRISES, INC., CLASS A	961,055	1,092,750
46,101	RYDER SYSTEM, INC.	2,779,246	2,503,745
23,870	SKYWEST, INC.	1,015,599	1,542,718
143,744	STEELCASE, INC., CLASS A	2,071,806	2,941,002
87,936	TEREX CORP.	3,115,428	2,618,734
22,677	THERMON GROUP HOLDINGS, INC.(b)	503,220	607,744
64,293	TITAN MACHINERY, INC.(b)	936,524	950,251
68,793	TRIMAS CORP.(b)	1,808,640	2,160,788
8,106	VALMONT INDUSTRIES, INC.	1,141,610	1,214,117
32,741	VIAD CORP.	1,672,890	2,210,017
28,259	WOODWARD, INC.	1,729,799	3,346,996
		68,424,852	78,195,121	20.94%
Information Technology:
6,863	ADESTO TECHNOLOGIES CORP.(b)	50,420	58,336
3,071	ANIXTER INTERNATIONAL, INC.(b)	186,779	282,839
24,286	ASURE SOFTWARE, INC.(b)	200,315	198,659
69,627	AVIAT NETWORKS, INC.(b)	1,229,827	978,259
34,488	AVNET, INC.	1,429,758	1,463,671
11,693	AXT, INC.(b)	50,256	50,865
14,121	CALAMP CORP.(b)	138,043	135,279
243,464	CELESTICA, INC.(b)(d)	2,556,238	2,013,447
94,200	COHU, INC.	1,510,462	2,152,470
98,463	DSP GROUP, INC.(b)	1,254,137	1,549,808
12,500	ENTEGRIS, INC.	325,159	626,125
8,187	EURONET WORLDWIDE, INC.(b)	370,523	1,289,944
10,465	EVERBRIDGE, INC.(b)	937,687	817,107
40,197	EVO PAYMENTS, INC., CLASS A(b)	981,490	1,061,603
22,573	FARO TECHNOLOGIES, INC.(b)	1,097,560	1,136,551
69,172	FIREEYE, INC.(b)	1,100,746	1,143,413
133,620	FRANKLIN WIRELESS CORP.(b)	287,454	319,352
114,452	FREQUENCY ELECTRONICS, INC.(b)	1,051,440	1,168,555
15,855	HARMONIC, INC.(b)	123,933	123,669
49,349	IDENTIV, INC.(b)	246,885	278,328

See accompanying notes to financial statements.	45	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Small Companies Fund

December 31, 2019

Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont’d):
93,795	IMMERSION CORP.(b)	$710,627	696,897
171,422	INFINERA CORP.(b)	932,404	1,361,091
12,362	INSIGHT ENTERPRISES, INC.(b)	496,249	868,925
38,590	JABIL, INC.	714,871	1,594,925
14,682	KBR, INC.	250,070	447,801
35,070	LIMELIGHT NETWORKS, INC.(b)	142,091	143,086
25,854	LUMENTUM HOLDINGS, INC.(b)	1,404,441	2,050,222
6,890	MKS INSTRUMENTS, INC.	522,844	757,969
18,184	NOVANTA, INC.(b)	583,046	1,608,193
39,981	PERFICIENT, INC.(b)	730,774	1,841,925
13,564	PFSWEB, INC.(b)	29,217	51,814
27,600	PLEXUS CORP.(b)	1,515,111	2,123,544
15,298	PROS HOLDINGS, INC.(b)	532,357	916,656
3,802	ROGERS CORP.(b)	451,806	474,223
65,846	SCANSOURCE, INC.(b)	2,514,326	2,433,010
376,702	SERVICESOURCE INTERNATIONAL, INC.(b)	367,800	629,092
325,211	STEEL CONNECT, INC.(b)	527,819	474,808
85,335	SUPER MICRO COMPUTER, INC.(b)	1,796,261	2,049,747
41,313	SYKES ENTERPRISES, INC.(b)	1,216,536	1,528,168
13,680	SYNNEX CORP.	1,041,979	1,761,984
218,803	TIVO CORP.	1,835,784	1,855,449
76,963	UNISYS CORP.(b)	643,341	912,781
136,170	VERRA MOBILITY CORP.(b)	1,867,511	1,905,018
28,192	VIRTUSA CORP.(b)	1,279,974	1,277,943
29,797	XPERI CORP.	560,195	551,244
		37,796,546	47,164,795	12.63%
Materials:
12,052	AMERICAN VANGUARD CORP.	212,463	234,652
40,100	H.B. FULLER CO.	2,195,774	2,067,957
31,475	INGEVITY CORP.(b)	1,933,623	2,750,286
28,314	KOPPERS HOLDINGS, INC.(b)	543,966	1,082,161
3,564	MERCER INTERNATIONAL, INC.(d)	48,243	43,837
8,768	NORTHERN TECHNOLOGIES INTERNATIONAL CORP.	104,258	123,278
67,231	OLIN CORP.	1,173,329	1,159,735
21,400	RELIANCE STEEL & ALUMINUM CO.	1,596,343	2,562,864
70,900	SCHWEITZER-MAUDUIT INTERNATIONAL, INC.	2,808,249	2,977,091
		10,616,248	13,001,861	3.48%
Real Estate:
35,179	ALPINE INCOME PROPERTY TRUST, INC.	665,288	669,456
54,922	BLUEROCK RESIDENTIAL GROWTH REIT, INC.	461,663	661,810
77,807	CITY OFFICE REIT, INC.(d)	1,019,236	1,051,951
3,296	CLIPPER REALTY, INC.	28,036	34,938
130,852	CONDOR HOSPITALITY TRUST, INC.	1,421,930	1,444,606
67,067	DIAMONDROCK HOSPITALITY CO.	728,909	743,102
78,539	EMPIRE STATE REALTY TRUST, INC., CLASS A	1,190,226	1,096,404
45,086	ESSENTIAL PROPERTIES REALTY TRUST, INC.	938,504	1,118,584
69,962	INDEPENDENCE REALTY TRUST, INC.	1,029,131	985,065
10,800	INNOVATIVE INDUSTRIAL PROPERTIES, INC.(c)	992,487	819,396
34,575	MARCUS & MILLICHAP, INC.(b)	941,579	1,287,919
30,733	MONMOUTH REAL ESTATE INVESTMENT CORP.	385,053	445,014
14,525	ONE LIBERTY PROPERTIES, INC.	404,332	394,935
69,072	PHYSICIANS REALTY TRUST	1,149,562	1,308,224
4,005	POWER REIT(b)	37,858	36,045
23,259	QTS REALTY TRUST, INC., CLASS A	1,075,104	1,262,266
69,283	REALOGY HOLDINGS CORP.(c)	1,827,617	670,659
35,540	STAG INDUSTRIAL, INC.	506,714	1,121,998
60,746	STRATUS PROPERTIES, INC.(b)	1,686,228	1,881,911
41,180	UMH PROPERTIES, INC.	507,529	647,761
65,898	XENIA HOTELS & RESORTS, INC.	1,460,643	1,424,056
		18,457,629	19,106,100	5.12%
Utilities:
8,375	ALLETE, INC.	308,022	679,799
153,899	PURE CYCLE CORP.(b)	1,075,000	1,937,589
20,922	SJW GROUP	1,314,162	1,486,717

See accompanying notes to financial statements.	46	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Small Companies Fund

December 31, 2019

Shares	Security	Cost	Fair value (a)	Percent of net assets
Utilities (Cont’d):
12,840	SPIRE, INC.	$697,520	1,069,700
		3,394,704	5,173,805	1.38%
	Sub-total Common Stocks:	311,564,110	356,673,356	95.51%
Convertible Bonds:
Health Care:
340,000	INVACARE CORP., 4.50%, 6/1/22	291,706	316,794
		291,706	316,794	0.09%
	Sub-total Convertible Bonds:	291,706	316,794	0.09%
Convertible Preferred Stocks:
Real Estate:
4,224	WHEELER REAL ESTATE INVESTMENT TRUST, INC.(b)	47,126	46,422
6,660	WHEELER REAL ESTATE INVESTMENT TRUST, INC. (Step to 10.75% on 9/21/2023), 8.75%(b)(e)	64,211	99,300
		111,337	145,722	0.04%
	Sub-total Convertible Preferred Stocks:	111,337	145,722	0.04%
Investment Companies:
Financials:
18,328	ISHARES RUSSELL 2000 ETF	3,011,261	3,036,400
		3,011,261	3,036,400	0.81%
	Sub-total Investment Companies:	3,011,261	3,036,400	0.81%
Master Limited Partnerships:
Industrials:
34,968	STEEL PARTNERS HOLDINGS L.P.(b)	471,461	423,183
		471,461	423,183	0.11%
	Sub-total Master Limited Partnerships:	471,461	423,183	0.11%
Preferred Stocks:
Industrials:
184,080	STEEL PARTNERS HOLDINGS L.P.	3,199,053	4,294,586
		3,199,053	4,294,586	1.15%
	Sub-total Preferred Stocks:	3,199,053	4,294,586	1.15%
Rights:
Consumer Discretionary:
55,700	MEDIA GENERAL, INC. (CONTINGENT VALUE RIGHTS)(b)(f)	-	-
		-	-	0.00%
	Sub-total Rights:	-	-	0.00%
Warrants:
Health Care:
19,977	NANOVIBRONIX, INC.(b)(f)	200	-
		200	-	0.00%
	Sub-total Warrants:	200	-	0.00%
Short-Term Investments:
	FIDELITY INVESTMENTS MONEY MARKET
3,509,148	GOVERNMENT PORTFOLIO(g)	3,509,148	3,509,148
	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT
9,691,925	SELECT PORTFOLIO, 1.53%(h)	9,691,925	9,691,925
	Sub-total Short-Term Investments:	13,201,073	13,201,073	3.54%
	Grand total	$331,850,201	378,091,114	101.25%

Notes to Schedule of Investments:

(a)	Investments are valued in accordance with procedures described in note 2 to the financial statements.

(b)	Non-income producing assets.

(c)	Security is either wholly or partially on loan.

(d)	Foreign security values are stated in U.S. dollars. As of December 31, 2019, the value of foreign stocks or depositary receipts of companies based outside of the United States represented 4.13% of net assets.

(e)	For step bonds, the coupon rate disclosed is the current rate in effect.

(f)	Security has been deemed worthless and is a Level 3 investment.

(g)	Investment relates to cash collateral received from portfolio securities loaned.

See accompanying notes to financial statements.	47	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Small Companies Fund

December 31, 2019

(h)	The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2018, the value of the Clearwater Small Companies Fund’s investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $12,345,333 with net sales of $2,653,408 during the fiscal year ended December 31, 2019.

See accompanying notes to financial statements.	48	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Small Companies Fund

December 31, 2019

Clearwater Small Companies Fund Portfolio Diversification

(as a percentage of net assets)

See accompanying notes to financial statements.	49	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2019

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Closed-End Funds:
197,600	BLACKROCK LONG-TERM MUNICIPAL ADVANTAGE TRUST			$2,002,821	2,523,352
54,180	BLACKROCK MUNICIPAL INCOME QUALITY TRUST			739,165	761,229
19,200	BLACKROCK MUNIENHANCED FUND INC			201,815	214,272
58,171	BLACKROCK MUNIHOLDINGS FUND II INC			822,154	885,944
91,327	BLACKROCK MUNIHOLDINGS INVESTMENT QUALITY FUND			1,010,095	1,213,736
32,117	BLACKROCK MUNIHOLDINGS NEW JERSEY QUALITY FUND INC			455,993	460,879
83,977	BLACKROCK MUNIHOLDINGS QUALITY FUND II INC			1,060,120	1,058,950
66,500	BLACKROCK MUNIHOLDINGS QUALITY FUND INC			860,392	835,905
55,111	BLACKROCK MUNIYIELD INVESTMENT QUALITY FUND			701,111	747,305
157,958	BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND INC			2,064,776	2,242,214
51,700	BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND			729,423	738,793
102,096	BLACKROCK MUNIYIELD QUALITY FUND II INC			1,309,732	1,327,248
118,472	BLACKROCK MUNIYIELD QUALITY FUND III INC			1,572,465	1,599,372
141,249	DWS MUNICIPAL INCOME TRUST			1,615,481	1,600,351
178,050	INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II			1,981,830	1,988,819
113,205	INVESCO MUNICIPAL OPPORTUNITY TRUST			1,406,896	1,399,214
80,614	INVESCO MUNICIPAL TRUST			1,025,311	996,389
134,886	INVESCO QUALITY MUNICIPAL INCOME TRUST			1,622,828	1,696,866
60,000	INVESCO TRUST FOR INVESTMENT GRADE MUNICIPALS			772,688	771,000
65,834	NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND			969,329	1,097,453
300,875	NUVEEN AMT-FREE QUALITY MUNICIPAL INCOME FUND			4,065,667	4,326,582
15,963	NUVEEN MICHIGAN QUALITY MUNICIPAL INCOME FUND			214,604	225,717
52,779	NUVEEN PENNSYLVANIA QUALITY MUNICIPAL INCOME FUND			723,142	746,823
165,984	NUVEEN QUALITY MUNICIPAL INCOME FUND			2,355,520	2,423,366
28,000	PUTNAM MUNICIPAL OPPORTUNITIES TRUST			371,050	368,200
	Sub-total Closed-End Funds:			30,654,408	32,249,979	5.35%
Municipal Bonds:
500,000	9TH AVENUE MET DIST #2 CO	12/1/2048	5.00	500,000	526,825
2,350,000	ACALANES CA UNION HIGH SCH DIST (Step to 6.55% on 8/1/2024)(b)	8/1/2039	0.00	1,751,368	2,524,370
1,000,000	AEROTROPOLIS REGL TRANPRTN AUTH CO SPL REVENUE	12/1/2051	5.00	1,015,081	1,044,450
1,000,000	ALACHUA CNTY FL HLTH FACS AUTH CCRC	10/1/2032	8.00	1,076,864	1,126,990
385,000	ALASKA ST HSG FIN CORP MTGE REVENUE	12/1/2037	4.13	378,994	394,017
350,000	ALASKA ST INDL DEV & EXPORT AUTH CMNTY PROVIDER REVENUE(c)	12/1/2010	5.40	350,000	17,500
545,000	ALLEGHENY CNTY PA INDL DEV AUTH CHRT SCH REVENUE	8/15/2026	5.90	545,000	557,415
500,000	ALTA LAKES CMNTY DEV DIST FL SPL ASSMNT	5/1/2039	4.40	497,401	511,115
1,000,000	ALVORD CA UNIF SCH DIST	8/1/2036	5.25	1,012,983	1,134,310
1,000,000	ALVORD CA UNIF SCH DIST (Step to 7.35% on 8/1/2026)(b)	8/1/2046	0.00	624,710	1,154,710
1,000,000	APPLE VLY MN SENIOR LIVING REVENUE	1/1/2047	5.00	978,241	814,610
500,000	ARIZONA ST INDL DEV AUTH EDU REVENUE(d)	7/15/2038	5.75	522,086	568,000
1,000,000	ARIZONA ST INDL DEV AUTH MF HSG REVENUE	1/1/2038	5.38	1,000,000	1,035,700
1,750,000	ARLINGTON TX HGR EDU FIN CORP EDU REVENUE	8/15/2028	7.00	1,719,763	1,811,145
500,000	ARLINGTON TX HGR EDU FIN CORP EDU REVENUE	6/15/2036	5.00	504,344	510,150
650,000	ARLINGTON TX SPL TAX REVENUE	2/15/2041	5.00	695,306	731,179
400,000	ASTURIA FL CMNTY DEV DIST SPL ASSMNT	5/1/2034	5.75	400,000	417,648
500,000	ATHENS-CLARKE CNTY GA UNIF GOVT DEV AUTH REVENUE	6/15/2039	5.00	510,153	553,910
500,000	ATLANTA GA ARPT REVENUE	1/1/2030	6.00	502,640	523,705
1,265,000	BAY CNTY FL EDUCTNL FACS REVENUE	9/1/2030	5.25	1,179,505	1,289,288
1,000,000	BELLALAGO FL EDUCTNL FACS BENEFIT DIST CAPITAL IMPT REVENUE	5/1/2030	4.38	987,295	1,094,610
1,195,000	BELLWOOD IL	12/1/2027	5.88	1,187,912	1,332,676
650,000	BERKELEY CNTY SC ASSMNT REVENUE	11/1/2040	4.25	647,310	651,001
850,000	BEXAR CNTY TX HSG FIN CORP(e)(f)	2/1/2035	3.75	850,000	888,590
2,000,000	BEXAR CNTY TX REVENUE	8/15/2039	5.00	2,052,808	2,160,360

See accompanying notes to financial statements.	50	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2019

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
500,000	BLACKBURN CREEK CMNTY DEV DIST FL CAP IMPT REVENUE	5/1/2035	6.25	$500,000	548,510
225,000	BLACKBURN CREEK CMNTY DEV DIST FL CAP IMPT REVENUE	5/1/2045	6.25	225,000	244,647
1,495,000	BOLINGBROOK IL SPL SVC AREA SPL TAX	3/1/2030	4.00	1,546,746	1,676,059
750,000	BROADWAY STATION MET DIST #2 CO	12/1/2048	5.13	750,000	802,357
1,000,000	BROADWAY STATION MET DIST #3 CO	12/1/2049	5.00	1,023,467	1,045,920
600,000	BRYAN OH CITY SCH DIST	12/15/2034	4.00	613,584	612,462
650,000	BUFFALO HIGHLANDS MET DIST	12/1/2038	5.25	651,830	679,913
1,250,000	BURBANK IL EDUCTNL FACS REVENUE(d)	9/1/2035	6.00	1,261,111	1,386,137
1,000,000	BUREAU CNTY TWP IL HIGH SCH DIST #502	10/1/2043	6.63	1,033,775	1,209,220
380,000	BUTLER CNTY PA GEN AUTH REVENUE (Floating, ICE LIBOR USD 3M + 0.70%)(e)	10/1/2034	1.98	380,000	366,658
500,000	CALIFORNIA ST HLTH FACS FING AUTH REVENUE	8/15/2033	5.50	502,064	534,390
1,500,000	CALIFORNIA ST SCH FACS FING AUTH REVENUE	8/1/2029	6.00	1,491,929	1,929,705
1,370,000	CAPITAL TRUST AGY FL CHRT SCH REVENUE	2/1/2035	5.38	1,370,000	1,420,676
750,000	CAPITAL TRUST AGY FL REVENUE	4/1/2035	7.00	750,000	755,760
1,750,000	CAPITAL TRUST AGY FL REVENUE(d)	12/1/2035	6.75	1,746,021	1,659,437
750,000	CAPITAL TRUST AGY FL REVENUE(d)	7/1/2037	6.75	750,000	752,175
750,000	CAPITAL TRUST AGY FL SENIOR LIVING REVENUE(d)	8/1/2027	5.00	750,000	770,888
750,000	CAPITAL TRUST AGY FL SENIOR LIVING REVENUE(d)	8/1/2032	5.38	750,000	781,935
500,000	CAPITAL TRUST AGY FL STUDENT HSG REVENUE(d)	12/1/2043	5.25	515,031	526,885
1,000,000	CARLSBAD CA UNIF SCH DIST (Step to 6.13% on 8/1/2021)(b)	8/1/2031	0.00	907,175	1,267,310
252,893	CARMEL IN REVENUE(c)	11/15/2022	6.00	255,937	6,702
358,714	CARMEL IN REVENUE(c)	11/15/2027	7.00	352,542	9,506
750,000	CELEBRATION POINTE CMNTY DEV DIST #1 FL SPL ASSMNT REVENUE(d)	5/1/2032	5.00	754,553	816,840
1,000,000	CENTRL BRADFORD PROGRESS AUTH PA	12/1/2031	5.50	1,009,005	1,080,990
275,000	CHANDLER PARK ACADEMY MI PUBLIC SCH ACADEMY REVENUE	11/1/2022	5.00	251,205	275,468
1,000,000	CHICAGO HEIGHTS IL	12/1/2029	4.50	1,050,236	1,091,630
1,000,000	CHICAGO IL MIDWAY ARPT REVENUE	1/1/2035	5.25	1,001,081	1,108,420
1,000,000	CHICAGO IL PARK DIST	1/1/2028	5.00	1,083,476	1,112,030
1,000,000	CLACKAMAS CNTY OR HOSP FAC AUTH REVENUE	11/15/2052	5.00	1,042,719	1,127,040
1,500,000	CLOVIS CA UNIF SCH DIST(g)	8/1/2030	0.00	792,481	945,435
650,000	CMWLTH FING AUTH PA TOBACCO MASTER SETTLEMENT PAYMENT REVENUE	6/1/2039	4.00	646,937	717,867
1,350,000	COBB CNTY GA DEV AUTH(d)	12/1/2039	5.00	1,420,334	1,423,332
750,000	COLLIER CNTY FL INDL DEV AUTH	10/1/2039	6.25	737,466	793,350
750,000	COLLIER CNTY FLA INDL DEV AUTH CONTINUING CARE CMNTY REVENUE(c)(d)(h)	5/15/2026	7.25	750,000	704,265
1,750,000	COLLIER CNTY FLA INDL DEV AUTH CONTINUING CARE CMNTY REVENUE(c)(d)(h)	5/15/2044	8.13	1,913,765	1,639,960
500,000	COLORADO SCIENCE AND TECH PARK MET DIST #1	12/1/2033	5.00	506,032	533,555
1,000,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH REVENUE	7/1/2034	5.60	995,029	1,014,150
1,000,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH REVENUE(d)	9/1/2046	5.00	1,004,743	1,012,490
1,250,000	COLORADO ST HLTH FACS AUTH HOSP REVENUE	12/1/2048	5.00	1,310,665	1,445,862
1,000,000	COLORADO ST HLTH FACS AUTH REVENUE	8/1/2033	7.63	989,523	1,125,090
1,000,000	COLTON CA JT UNIF SCH DIST (Step to 5.80% on 8/1/2021)(b)	8/1/2035	0.00	913,442	1,150,370

See accompanying notes to financial statements.	51	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2019

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,500,000	COLUMBUS-FRANKLIN CNTY OH FIN AUTH DEV REVENUE	5/15/2049	4.00	$1,602,716	1,602,135
1,000,000	CONNECTICUT ST HSG FIN AUTH HSG FIN MTGE PROGRAM	11/15/2035	3.88	1,000,000	1,073,720
515,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	5/15/2038	3.95	515,000	537,645
2,000,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	5/15/2045	3.85	2,066,612	2,067,980
5,000,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	11/15/2047	3.65	5,000,000	5,053,450
650,000	COPPER RIDGE MET DIST CO TAX INCR & SALES TAX SUPPORTED REVENUE	12/1/2043	5.00	669,373	675,792
500,000	COPPERLEAF CO MET DIST #2	12/1/2030	5.25	500,000	522,345
500,000	COPPERLEAF CO MET DIST #2	12/1/2045	5.75	500,000	522,245
1,105,000	CORONA-NORCO CA UNIF SCH DIST	8/1/2039	6.80	1,104,115	1,549,983
637,000	CORTLAND IL SPL TAX REVENUE(c)	3/1/2017	5.50	633,881	127,400
500,000	COVENTRY OH LOCAL SCH DIST	11/1/2037	5.25	502,159	529,550
1,000,000	CREEKWALK MARKETPLACE BUSINESS IMPT DIST CO(d)	12/1/2039	5.50	1,000,000	1,019,080
750,000	CRYSTAL CO CROSSING MET DIST	12/1/2040	5.25	750,000	786,443
1,000,000	DALLAS-FORT WORTH TX INTERNATIONAL ARPT REVENUE	11/1/2037	5.25	1,005,504	1,134,380
2,000,000	DAMON RUN IN CONSERVANCY DIST	7/1/2025	6.10	2,000,000	2,001,640
1,000,000	DAMON RUN IN CONSERVANCY DIST	1/1/2027	6.38	1,000,000	1,000,870
1,350,000	DANBURY TX HGR EDU AUTH INC EDU REVENUE	8/15/2049	5.13	1,420,722	1,419,984
600,000	DAUPHIN CNTY PA GEN AUTH UNIV REVENUE(d)	10/15/2022	4.00	599,163	615,390
1,000,000	DAVIE FL EDUCTNL FACS REVENUE	4/1/2042	6.00	1,012,876	1,120,030
500,000	DAVIESS CNTY IN HOSP ASSN LEASE RENTAL REVENUE	1/15/2029	5.25	492,910	515,650
1,000,000	DAYTON-MONTGOMERY CNTY OH PORT AUTH PROJ REVENUE	1/15/2040	7.00	1,000,000	1,020,710
500,000	DECATUR IL	3/1/2034	5.00	509,387	552,485
1,000,000	DEKALB/KANE/LA SALLE CNTYS IL CMNTY CLG DIST #523(g)	2/1/2029	0.00	602,697	589,770
1,000,000	DENVER CO URBAN RENEWAL AUTH TAX INCR REVENUE(d)	12/1/2039	5.25	985,363	1,068,230
1,000,000	DIATC MET DIST CO(d)	12/1/2049	5.00	1,065,560	1,060,630
500,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	7/1/2033	5.45	500,000	523,035
1,000,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	6/1/2040	4.90	1,000,000	1,057,310
1,000,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	6/1/2041	5.00	1,000,000	1,066,290
1,200,000	DIST OF COLUMBIA REVENUE	7/1/2037	5.00	1,200,000	1,294,056
1,000,000	DISTRICT OF COLUMBIA HSG FIN AGY	9/1/2043	4.05	1,000,000	1,082,240
1,000,000	DOUGLAS CNTY CO MF REVENUE	10/1/2029	4.50	1,000,000	1,038,170
500,000	DOWDEN WEST CMNTY DEV DIST FL SPL ASSMNT REVENUE(d)	5/1/2039	5.40	500,000	536,300
1,000,000	EAST CHICAGO IN SAN DIST REVENUE	7/15/2035	4.00	993,270	1,071,580
2,045,000	EDEN TWP CA HOSP DIST COPS	6/1/2030	6.00	2,029,307	2,086,984
1,500,000	EL PASO CNTY TX HOSP DIST	8/15/2043	5.00	1,602,235	1,594,410
750,000	EL PASO DE ROBLES CA REDEV AGY TAX ALLOCATION REVENUE	7/1/2033	6.38	743,605	753,053
1,000,000	EL PASO TX DOWNTOWN DEV CORP SPL REVENUE	8/15/2038	7.25	1,041,787	1,203,160
1,000,000	ENCINITAS CA UNION SCH DIST (Step to 6.75% on 8/1/2022)(b)	8/1/2035	0.00	842,465	1,308,890
1,155,000	ENTERPRISE CA ELEM SCH DIST (Step to 6.20% on 8/1/2021)(b)	8/1/2035	0.00	1,048,557	1,472,244
1,000,000	ESCAMBIA CNTY FL HSG FIN AUTH SF MTGE REVENUE	10/1/2049	3.75	1,000,000	1,045,600
600,000	ESCONDIDO CA SPL TAX	9/1/2036	5.00	633,857	698,964
750,000	EVANSVILLE IN MF HSG REVENUE	1/1/2038	5.45	750,000	789,675
500,000	FAIRFAX CNTY VA REDEV & HSG AUTH MF REVENUE	8/1/2039	5.60	500,000	501,235
550,000	FALLBROOK TX UTILITY DIST	9/1/2024	4.00	557,257	556,914
715,000	FISHHAWK CCD IV FL SPL ASSMNT REVENUE	5/1/2033	7.00	715,000	802,587

See accompanying notes to financial statements.	52	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2019

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,000,000	FLORIDA ST DEV FIN CORP EDUCTNL FACS REVENUE(d)	6/15/2035	6.00	$1,000,880	1,103,740
125,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2026	5.00	125,031	125,610
805,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2035	3.75	805,000	849,782
565,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2039	4.20	565,000	588,928
2,000,000	FLORIDA ST HSG FIN CORP REVENUE	1/1/2045	4.20	2,000,000	2,158,460
1,000,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2049	3.30	1,000,000	1,026,440
1,090,000	FORT SILL APACHE TRIBE OK ECON DEV AUTH GAMING ENTERPRISE REVENUE(d)	8/25/2026	8.50	1,090,000	1,194,106
1,000,000	FRANKLIN CNTY KS UNIF SCH DIST #290	9/1/2039	4.75	1,034,567	1,133,990
1,000,000	FRANKLIN TN HLTH & EDUCTNL FACS BRD REVENUE(d)	6/1/2027	6.50	1,000,000	1,055,890
845,000	FULTON CNTY GA DEV AUTH	11/1/2028	5.25	739,249	845,228
3,500,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2037	3.80	3,500,000	3,616,410
2,000,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2037	4.00	2,000,000	2,049,760
925,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2038	3.85	925,000	999,749
675,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2039	4.00	675,000	725,234
2,500,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2040	3.80	2,500,000	2,625,775
1,000,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2041	3.85	1,002,960	1,030,640
1,950,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2043	3.90	1,941,616	2,003,898
1,100,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2048	4.00	1,100,000	1,175,713
2,000,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2048	4.20	2,013,437	2,173,960
1,750,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2049	3.25	1,750,000	1,782,445
700,000	GLENDALE AZ INDL DEV AUTH	11/15/2036	5.00	723,685	755,762
550,000	GLENDALE AZ INDL DEV AUTH	11/15/2046	5.25	557,880	592,268
1,500,000	GRAND PARKWAY TRANSPRTN CORP TX SYS TOLL REVENUE (Step to 5.50%on 10/1/2023)(b)	10/1/2035	0.00	1,222,878	1,635,480
950,000	HAMILTON CNTY OH HLTH CARE REVENUE	1/1/2031	6.13	931,397	992,379
650,000	HARBOR BAY FL CDD CAPITAL IMPT REVENUE	5/1/2048	4.10	645,653	642,447
1,500,000	HARTNELL CA CMNTY CLG DIST (Step to 7.00% on 8/1/2022)(b)	8/1/2034	0.00	1,255,725	1,756,140
500,000	HASKINS STATION CO MET DIST	12/1/2039	5.00	516,689	516,465
3,500,000	HEALDSBURG CA UNIF SCH DIST (Step to 4.60% on 8/1/2022)(b)	8/1/2037	0.00	3,109,418	3,545,465
1,000,000	HELENDALE CA SCH DIST	8/1/2034	6.25	999,065	1,366,490
750,000	HEMPSTEAD TOWN NY LOCAL DEV CORP REVENUE	9/1/2038	5.00	753,213	831,742
800,000	HERITAGE HARBOUR FL N CDD SPL ASSMNT	5/1/2034	5.00	800,000	883,496
1,000,000	HIDALGO CNTY TX REGL MOBILITY AUTH VEHICLE REGISTRATION FEE	12/1/2038	5.25	1,016,236	1,140,610
1,500,000	HOUSTON TX HGR EDU FIN CORP	9/1/2038	5.50	1,518,453	1,655,370
500,000	HUNTERS OVERLOOK METRO DIST #5 CO	12/1/2049	5.00	528,673	529,305
655,000	IDAHO ST HLTH FACS AUTH REVENUE	10/1/2024	7.00	655,000	723,317
750,000	IDAHO ST HLTH FACS AUTH REVENUE	10/1/2029	7.38	743,508	825,660
1,000,000	IDAHO ST HLTH FACS AUTH REVENUE	10/1/2044	8.00	1,043,800	1,114,940
1,500,000	ILLINOIS ST	2/1/2030	4.00	1,493,777	1,649,340
500,000	ILLINOIS ST	7/1/2033	5.50	498,790	547,850
1,000,000	ILLINOIS ST EDUCTNL FACS AUTH	11/1/2036	4.50	1,000,000	1,075,860
675,000	ILLINOIS ST FIN AUTH EDUCTNL FAC REVENUE	2/1/2034	6.00	679,815	738,052
500,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2036	5.00	501,331	537,430
750,000	ILLINOIS ST FIN AUTH REVENUE	12/1/2037	5.00	766,131	822,780
500,000	ILLINOIS ST FIN AUTH REVENUE	5/1/2038	5.25	508,790	543,865
1,450,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2038	5.13	1,410,030	1,522,906

See accompanying notes to financial statements.	53	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2019

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,000,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2045	5.00	$1,057,701	1,093,090
2,000,000	ILLINOIS ST HSG DEV AUTH MF REVENUE	7/1/2044	3.15	2,000,000	2,013,320
980,000	ILLINOIS ST HSG DEV AUTH REVENUE	4/1/2041	3.88	980,000	1,043,769
1,000,000	ILLINOIS ST SALES TAX REVENUE	6/15/2033	5.00	1,071,097	1,146,410
1,500,000	ILLINOIS ST SPORTS FACS AUTH	6/15/2031	5.25	1,568,897	1,686,525
1,000,000	IMPERIAL CA CMNTY CLG DIST	8/1/2040	6.75	1,007,376	1,299,810
3,000,000	INDIANA ST FIN AUTH REVENUE	9/15/2030	6.50	3,019,087	3,265,620
500,000	INDIANA ST FIN AUTH REVENUE	11/15/2031	5.50	494,404	529,710
1,000,000	INDIANA ST FIN AUTH REVENUE	11/15/2033	6.50	988,694	1,128,010
1,000,000	INDIANA ST FIN AUTH REVENUE	3/1/2041	5.00	1,020,528	1,081,930
500,000	INDIANA ST FIN AUTH REVENUE	11/15/2041	5.88	524,170	560,725
1,000,000	INDIANA ST FIN AUTH REVENUE	11/15/2041	6.00	987,905	1,127,990
1,000,000	INDIANA ST FIN AUTH REVENUE	11/15/2046	5.25	1,030,757	1,132,150
1,500,000	INDIANA ST HSG & CMNTY DEV AUTH MF HSG REVENUE	1/1/2036	5.75	1,500,000	1,531,905
1,500,000	IOWA ST FIN AUTH REVENUE	5/15/2036	5.00	1,623,915	1,682,745
710,000	IRON MOUNTAIN MET DIST #2 CO	12/1/2049	5.00	723,959	723,440
700,000	KALISPEL TRIBE OF INDIANS PRIORITY DIST WA REVENUE(d)	1/1/2038	5.25	686,391	804,776
485,000	KANSAS CITY MO INDL DEV AUTH	9/1/2023	5.45	485,000	491,548
1,000,000	KANSAS CITY MO INDL DEV AUTH	11/20/2039	5.10	1,000,000	1,002,890
1,300,000	KANSAS CITY MO INDL DEV AUTH SENIOR LIVING FACS REVENUE(c)(d)(h)	11/15/2036	5.75	1,300,000	1,039,480
885,000	KENTUCKY ST HSG CORP HSG REVENUE	7/1/2028	3.75	875,464	925,453
550,000	KING CNTY WA HSG AUTH	5/1/2028	5.20	550,000	551,639
1,500,000	KING CNTY WA HSG AUTH	11/1/2039	3.00	1,466,989	1,514,805
1,000,000	KIRKWOOD MO INDL DEV AUTH RETMNT CMNTY REVENUE	5/15/2037	5.25	1,018,287	1,134,250
500,000	LAKE CNTY IL SCH DIST #33	12/1/2040	5.00	518,091	547,790
750,000	LAKE CNTY OH PORT & ECON DEV AUTH LEASE REVENUE(d)	12/1/2037	6.50	750,000	758,250
240,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2025	4.25	239,655	247,728
1,600,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2030	7.40	1,588,580	1,706,032
730,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2033	6.70	730,000	793,160
1,000,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2034	5.35	1,000,000	1,109,580
1,300,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2036	5.00	1,300,000	1,380,847
750,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE(d)	5/1/2037	5.00	744,832	805,567
750,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2037	5.25	745,722	822,465
700,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2038	5.00	700,000	743,988
1,000,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2039	5.30	1,000,000	1,092,180
630,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2049	4.00	626,749	630,945
500,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2049	4.50	492,772	517,190
940,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2050	4.00	925,317	930,168
1,000,000	LAMBERTSON FARMS CO MET DIST #1 REVENUE	12/15/2025	5.00	991,140	1,019,390
500,000	LAMBERTSON FARMS CO MET DIST #1 REVENUE	12/15/2035	5.50	500,000	515,160
750,000	LEWISVILLE TX COMB CONTRACT REVENUE	9/1/2024	3.00	745,150	774,743
465,000	LEXINGTON OAKS FL CDD SPL ASSMNT REVENUE	5/1/2033	5.65	465,000	482,517
750,000	LEYDEN ROCK MET DIST #10	12/1/2045	5.00	766,488	786,083
1,000,000	LITTLETON VLG MET DIST #2 COLO SPL REVENUE	12/1/2045	5.38	996,498	1,038,700
315,000	LONG LAKE RANCH CMNTY DEV DIST FLA CAP IMPT REVENUE	5/1/2024	5.63	315,000	325,773

See accompanying notes to financial statements.	54	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2019

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
225,000	LONG LAKE RANCH CMNTY DEV DIST FLA CAP IMPT REVENUE	5/1/2026	4.00	$224,750	229,691
500,000	LONG LAKE RESERVE CMNTY DEV DIST SPL ASSMNT	5/1/2038	5.00	498,785	528,915
1,000,000	LOUISIANA ST ENERGY & PWR AUTH PWR PROJ REVENUE	6/1/2038	5.25	1,009,294	1,114,530
650,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH	11/15/2025	5.25	686,029	706,927
1,000,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH	11/15/2030	6.00	1,012,250	1,136,610
700,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH REVENUE(d)	11/1/2037	5.65	700,000	785,708
1,000,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH REVENUE(d)	7/1/2039	5.00	1,066,934	1,095,730
700,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH REVENUE(d)	11/1/2039	5.50	700,000	753,907
1,100,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH REVENUE(d)	11/1/2044	4.00	1,100,000	1,113,343
750,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH REVENUE(d)	11/1/2044	4.40	750,000	786,315
500,000	LOUISIANA ST PUBLIC FACS AUTH HOSP REVENUE	7/1/2035	5.00	530,011	570,528
750,000	LOUISIANA ST PUBLIC FACS AUTH REVENUE	5/1/2031	6.50	747,567	801,983
400,000	LOUISIANA ST PUBLIC FACS AUTH REVENUE (Floating, ICE LIBOR USD 3M + 0.70%)(e)	2/15/2036	1.98	400,000	395,076
500,000	LT RANCH CDD FL CAPITAL IMPT REVENUE	5/1/2040	4.00	506,324	505,895
500,000	LUCAS CNTY OH HLTH CARE FACS REVENUE	8/15/2030	5.50	494,034	527,210
1,500,000	LUCAS MET HSG AUTH OH COPS	11/1/2036	5.00	1,553,613	1,653,525
1,000,000	MACON & MOULTRIE CNTYS IL CMNTY SCH DIST #3 MOUNT ZION	12/1/2041	5.50	1,016,133	1,118,330
1,000,000	MACON CNTY IL SCH DIST #61	1/1/2037	5.25	1,004,526	1,034,110
1,080,000	MACOUPIN SANGAMON & MONTGOMERY CNTYS IL CMNTY SCH DIST #34	12/1/2037	4.25	1,104,587	1,153,915
250,000	MAGNOLIA CREEK FL CDD CAPITAL IMPT REVENUE(c)	5/1/2014	5.60	250,000	45,000
1,000,000	MAINE ST HSG AUTH MTGE PURCHASE	11/15/2035	4.00	1,000,000	1,061,630
1,000,000	MAINE ST HSG AUTH MTGE PURCHASE	11/15/2036	3.90	1,000,000	1,070,370
1,500,000	MAINE ST HSG AUTH MTGE PURCHASE	11/15/2040	3.85	1,500,000	1,573,365
500,000	MAINE ST HSG AUTH MTGE PURCHASE	11/15/2042	4.05	500,000	531,900
900,000	MAINE ST HSG AUTH MTGE PURCHASE	11/15/2044	3.10	900,000	911,115
430,000	MAINE ST HSG AUTH MTGE REVENUE	11/15/2037	4.50	430,000	450,679
1,000,000	MALTA IL TAX INCR REVENUE(c)	12/30/2025	5.75	1,000,000	320,000
500,000	MANATEE CNTY FL SCH BRD COPS	7/1/2031	5.63	496,839	533,445
800,000	MARICOPA CNTY AZ INDL DEV AUTH EDU REVENUE	7/1/2035	5.00	842,142	871,576
750,000	MARICOPA CNTY AZ INDL DEV AUTH SENIOR LIVING FACS REVENUE(d)	1/1/2036	5.75	742,216	786,915
462,000	MARQUIS VA CMNTY DEV AUTH REVENUE(g)	9/1/2041	0.00	153,152	27,826
349,000	MARQUIS VA CMNTY DEV AUTH REVENUE	9/1/2041	5.63	374,261	223,266
740,000	MARSHALL CREEK FL CDD SPL ASSMNT	5/1/2032	5.00	752,085	767,239
750,000	MARTINEZ CA UNIF SCH DIST	8/1/2035	6.13	747,758	923,835
500,000	MARYLAND ST CMNTY DEV ADMIN DEPT HSG & CMNTY DEV	7/1/2031	4.50	500,000	521,055
574,545	MASHANTUCKET WSTRN PEQUOT TRIBE CT	7/1/2031	6.05	590,486	17,236
730,000	MASSACHUSETTS ST DEV FIN AGY REVENUE	7/1/2030	6.38	723,095	748,644

See accompanying notes to financial statements.	55	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2019

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
700,000	MASSACHUSETTS ST DEV FIN AGY REVENUE(d)	10/1/2047	5.00	$745,918	768,642
1,500,000	MASSACHUSETTS ST DEV FIN AGY REVENUE	6/1/2049	4.00	1,517,610	1,591,200
375,000	MASSACHUSETTS ST EDUCTNL FING AUTH	1/1/2028	5.25	375,000	375,338
700,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2033	5.00	700,000	748,601
700,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2038	5.15	700,000	748,391
1,000,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2043	5.00	1,000,000	1,073,690
2,770,000	MASSACHUSETTS ST HSG FIN AGY HSG REVENUE	12/1/2043	4.00	2,770,000	2,847,975
1,975,000	MASSACHUSETTS ST HSG FIN AGY HSG REVENUE	6/1/2046	4.20	1,975,000	2,119,787
160,000	MEAD NE TAX INCR REVENUE(c)	7/1/2012	5.13	160,000	6,640
1,750,000	MECKLENBURG CNTY NC MF HSG REVENUE	1/1/2036	5.38	1,750,000	1,778,455
1,000,000	MEDFORD OR HOSP FACS AUTH REVENUE	10/1/2042	5.00	1,022,252	1,082,840
600,000	MERRILLVILLE IN ECON DEV REVENUE	4/1/2036	5.75	600,000	600,876
500,000	MET PIER & EXPOSITION AUTH IL REVENUE	6/15/2057	5.00	519,265	556,860
135,000	MIAMI-DADE CNTY FL HLTH FACS AUTH HOSP REVENUE	8/1/2030	6.00	131,055	138,393
750,000	MICHIGAN ST FIN AUTH REVENUE	11/15/2035	5.25	745,967	804,570
1,850,000	MICHIGAN ST HSG DEV AUTH	10/1/2035	4.10	1,850,000	1,969,954
1,000,000	MICHIGAN ST HSG DEV AUTH	12/1/2036	3.70	1,000,000	1,057,590
600,000	MICHIGAN ST HSG DEV AUTH	10/1/2042	3.75	600,000	631,026
1,650,000	MICHIGAN ST HSG DEV AUTH	10/1/2043	4.00	1,650,000	1,771,753
1,000,000	MICHIGAN ST HSG DEV AUTH	10/1/2054	3.50	1,000,000	1,018,900
2,500,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	12/1/2038	4.13	2,500,000	2,738,775
1,000,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	6/1/2049	4.00	1,003,508	1,069,620
3,000,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	6/1/2050	3.15	3,000,000	3,021,750
460,000	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH	11/1/2028	6.35	460,000	460,938
1,000,000	MISHAWAKA IN MF HSG REVENUE(d)	1/1/2038	5.38	1,000,000	1,035,120
1,000,000	MISSISSIPPI ST DEV BANK SPL OBLG	10/1/2031	6.50	979,868	1,047,920
1,000,000	MISSISSIPPI ST DEV BANK SPL OBLG(d)	11/1/2039	4.55	1,000,000	1,038,260
2,000,000	MISSOURI ST HLTH & EDUCTNL FACS AUTH	2/1/2048	4.00	2,083,470	2,085,560
945,000	MISSOURI ST HSG DEV COMMISSION SF MTGE REVENUE	11/1/2048	3.80	945,000	1,005,007
500,000	MISSOURI ST HSG DEV COMMISSION SF MTGE REVENUE	11/1/2049	3.35	500,000	512,690
1,250,000	MONROE CNTY NY INDL DEV CORP REVENUE	1/1/2050	5.00	1,341,719	1,350,512
885,000	MONTANA ST BRD OF HSG	12/1/2038	3.75	885,000	911,329
560,000	MONTANA ST BRD OF HSG	12/1/2038	5.20	560,000	605,662
995,000	MONTANA ST BRD OF HSG	6/1/2045	4.00	995,000	1,073,555
895,000	MONTANA ST BRD OF HSG SF MTGE	12/1/2037	3.95	895,000	962,429
800,000	MONTANA ST BRD OF HSG SF MTGE	12/1/2038	4.00	801,919	854,432
500,000	MONTGOMERY CNTY MD HSG OPPORTUNITIES COMMISSION MF REVENUE	7/1/2037	5.13	500,000	507,495
890,000	MONTGOMERY CNTY MD HSG OPPORTUNITIES COMMISSION SF MTGE REVENUE	7/1/2038	4.00	890,000	903,386
700,000	MORONGO BAND OF MISSION INDIANS CA REVENUE(d)	10/1/2042	5.00	700,000	803,467
611,972	MOUNT CARBON CO MET DIST REVENUE	6/1/2043	7.00	611,972	611,972
200,000	MOUNT CARBON CO MET DIST REVENUE(c)	6/1/2043	8.00	-	44,000
500,000	MULTNOMAH CNTY OR HOSP FACS AUTH REVENUE	12/1/2029	5.00	513,622	539,310
615,000	MUNSTER IN ECON DEV TAX INCR REVENUE	7/15/2026	4.75	613,275	671,531
323,000	N CENTRL TEXAS ST HLTH FAC DEV CORP	2/15/2025	5.38	323,000	323,446

See accompanying notes to financial statements.	56	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2019

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
350,000	N SPRINGS FL IMPT DIST	5/1/2027	6.00	$350,000	372,495
1,000,000	N TX TOLLWAY AUTH REVENUE	1/1/2034	6.00	1,000,000	1,048,230
1,000,000	N TX TOLLWAY AUTH REVENUE	1/1/2042	6.20	999,157	1,213,540
600,000	NASHVILLE MET DEV & HSG AGY TN TAX INCR REVENUE(d)	6/1/2036	5.13	600,000	670,488
1,000,000	NATRONA CNTY WY HOSP REVENUE	9/15/2031	6.35	1,000,000	1,061,650
500,000	NAVAJO NATION AZ(d)	12/1/2030	5.50	523,857	567,815
570,000	NEBRASKA ST INVESTMENT FIN AUTH SF HSG REVENUE	9/1/2035	3.75	570,000	612,448
1,000,000	NEBRASKA ST INVESTMENT FIN AUTH SF HSG REVENUE	9/1/2042	3.05	1,000,000	1,000,160
900,000	NEVADA ST HSG DIV SF MTGE REVENUE	10/1/2039	3.85	900,000	933,966
1,000,000	NEVADA ST HSG DIV SF MTGE REVENUE	10/1/2049	3.35	1,000,000	1,026,800
1,000,000	NEW HAMPSHIRE ST HLTH & EDU FACS AUTH REVENUE	1/1/2034	6.00	975,895	1,047,720
1,000,000	NEW HAMPSHIRE ST HSG FIN AUTH MF REVENUE	7/1/2031	5.20	1,000,000	1,040,770
1,500,000	NEW HAMPSHIRE ST HSG FIN AUTH MF REVENUE	7/1/2052	4.00	1,500,000	1,586,520
230,000	NEW HAMPSHIRE ST HSG FIN AUTH SF REVENUE	7/1/2034	5.38	230,000	233,445
1,000,000	NEW HOPE CULTURAL ED FACS FIN CORP TX RETIREMENT FAC REVENUE	10/1/2034	5.00	1,006,312	1,107,520
750,000	NEW HOPE CULTURAL ED FACS FIN CORP TX RETIREMENT FAC REVENUE	1/1/2035	5.50	760,433	812,115
1,100,000	NEW HOPE CULTURAL ED FACS FIN CORP TX RETIREMENT FAC REVENUE	1/1/2055	5.00	1,148,733	1,151,920
750,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX EDU REVENUE(d)	8/15/2036	5.00	753,106	767,625
1,000,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX EDU REVENUE	8/15/2036	5.50	1,002,572	1,038,810
1,000,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX EDU REVENUE(d)	8/15/2037	6.00	1,016,039	1,066,710
670,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX EDU REVENUE(d)	8/15/2049	5.00	698,014	703,721
1,100,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX STUDENT HSG REVENUE	4/1/2046	5.00	1,133,018	1,212,255
750,000	NEW JERSEY ST ECON DEV AUTH	6/15/2037	5.00	778,464	869,527
500,000	NEW JERSEY ST ECON DEV AUTH	6/15/2042	5.00	536,586	566,775
750,000	NEW JERSEY ST ECON DEV AUTH REVENUE	7/15/2047	5.00	796,845	845,422
1,000,000	NEW JERSEY ST HSG & MTGE FIN AGY MF CONDUIT REVENUE	1/1/2030	3.60	1,000,000	1,044,350
820,000	NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	10/1/2030	4.50	820,000	852,825
3,350,000	NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	10/1/2035	3.75	3,350,000	3,590,262
955,000	NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	4/1/2049	4.00	957,655	1,022,624
500,000	NEW JERSEY ST TRANSPRTN TRUST FUND AUTH	12/15/2039	4.00	529,051	529,565
500,000	NEW JERSEY ST TRANSPRTN TRUST FUND AUTH	6/15/2041	5.25	507,800	562,035
645,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2042	3.90	645,000	659,925
960,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2042	4.13	960,000	989,366
1,530,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2043	3.85	1,530,000	1,617,684
870,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2046	3.80	870,000	900,372
770,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2048	3.90	770,000	819,788
1,000,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2048	4.00	1,001,994	1,069,680
1,000,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2049	3.10	1,000,000	1,008,160
1,000,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2049	3.35	1,000,000	1,030,930
995,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2049	4.00	995,000	1,078,769
115,000	NEW RIVER FL CDD CAPITAL IMPT REVENUE(c)	5/1/2013	5.00	114,821	1
1,000,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	11/1/2037	3.80	1,000,000	1,026,430
1,000,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	11/1/2039	4.30	1,000,000	1,052,080

See accompanying notes to financial statements.	57	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2019

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
600,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	11/1/2042	3.85	$601,593	634,212
1,000,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	11/1/2047	3.65	1,000,000	1,035,500
1,000,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	11/1/2049	3.95	1,000,000	1,060,160
2,000,000	NEW YORK CITY NY MUNI WTR FIN AUTH WTR & SWR SYS REVENUE	6/15/2038	5.00	2,098,725	2,230,480
1,000,000	NEW YORK ST HSG FIN AGY	11/1/2041	4.10	1,000,000	1,081,270
1,000,000	NEW YORK ST HSG FIN AGY	11/1/2042	4.00	1,000,000	1,061,830
1,000,000	NEW YORK ST HSG FIN AGY	11/1/2048	3.95	1,000,000	1,059,520
1,500,000	NEW YORK ST HSG FIN AGY REVENUE	11/1/2034	3.65	1,500,000	1,563,390
500,000	NEW YORK ST HSG FIN AGY REVENUE	11/1/2045	5.10	500,000	541,030
4,000,000	NEW YORK ST HSG FIN AGY REVENUE	5/1/2048	4.10	4,000,000	4,108,040
930,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2036	3.90	930,000	992,319
435,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2042	3.75	435,000	442,773
1,000,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2043	4.20	1,000,000	1,090,450
1,490,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2048	3.80	1,490,000	1,563,457
2,000,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2049	2.95	2,000,000	1,965,280
1,000,000	NORTH CAROLINA ST HSG FIN AGY HOME OWNERSHIP REVENUE	7/1/2037	3.85	1,000,000	1,073,370
995,000	NORTH CAROLINA ST HSG FIN AGY HOME OWNERSHIP REVENUE	1/1/2041	3.95	1,007,135	1,057,197
965,000	NORTH CAROLINA ST HSG FIN AGY HOME OWNERSHIP REVENUE	1/1/2048	4.00	965,000	1,030,958
600,000	NORTH CAROLINA ST MED CARE COMMISSION RETMNT FACS REVENUE	10/1/2038	5.00	596,357	659,526
440,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2048	4.00	465,705	473,766
515,000	NORTH LAS VEGAS NV LOCAL IMPT(d)	12/1/2027	4.00	504,048	537,696
515,000	NORTH LAS VEGAS NV LOCAL IMPT(d)	12/1/2037	5.00	515,997	564,208
500,000	NORTH SPRINGS FL IMPT DIST	5/1/2044	6.50	500,000	531,730
1,000,000	NTHRN IL UNIV	4/1/2026	5.50	1,000,582	1,009,020
1,400,000	NTHRN PALM BEACH CNTY FL IMPT DIST	8/1/2029	5.00	1,406,381	1,504,020
500,000	NTHRN PALM BEACH CNTY FL IMPT DIST	8/1/2037	5.00	509,454	541,565
2,000,000	OAK PARK CA UNIF SCH DIST (Step to 7.10% on 8/1/2021)(b)	8/1/2038	0.00	1,792,000	2,674,140
280,000	OAKLAND CNTY MI ECON DEV CORP LTD OBLG REVENUE	12/1/2020	6.50	279,777	285,104
2,000,000	OHIO ST HGR EDUCTNL FAC COMMISSION	11/1/2049	4.00	2,042,416	1,982,700
910,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2039	3.35	818,431	939,975
1,470,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2048	4.00	1,470,000	1,572,503
1,500,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	3/1/2049	4.00	1,500,000	1,609,875
1,000,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2049	3.35	1,000,000	1,030,510
2,000,000	OKLAHOMA ST DEV FIN AUTH	8/1/2049	5.00	2,235,438	2,235,920
1,000,000	ORANGE CNTY FL HLTH FACS AUTH REVENUE	8/1/2034	5.00	1,034,283	1,114,290
750,000	ORANGE CNTY FL HLTH FACS AUTH REVENUE	8/1/2035	5.00	776,541	851,655
1,000,000	ORANGE CNTY FL HLTH FACS AUTH REVENUE	8/1/2047	5.00	1,066,727	1,103,940
640,000	ORANGE CNTY FL HSG FIN AUTH	9/1/2035	3.80	640,000	673,402
2,000,000	OREGON ST	12/1/2039	3.90	2,000,000	2,082,700
585,000	OREGON ST HSG & CMNTY SVCS DEPT MTGE REVENUE	7/1/2035	3.75	585,000	621,498
760,000	OREGON ST HSG & CMNTY SVCS DEPT MTGE REVENUE	7/1/2038	4.00	760,000	778,977
1,280,000	OREGON ST HSG & CMNTY SVCS DEPT MTGE REVENUE	7/1/2048	3.75	1,280,000	1,333,376

See accompanying notes to financial statements.	58	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2019

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,000,000	PAINTED PRAIRIE PUB IMPT AUTH CO	12/1/2039	5.00	$1,032,983	1,032,930
500,000	PALISADE CO MET DIST #2 LIMITED TAX	12/1/2046	5.00	510,927	517,625
500,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	6/1/2034	7.25	500,000	560,360
1,200,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	5/15/2036	5.00	1,299,132	1,346,196
500,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	6/1/2049	7.50	492,692	561,245
1,185,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	5/15/2053	4.00	1,180,658	1,200,820
1,000,000	PELL CITY AL SPL CARE FACS FING AUTH REVENUE	12/1/2031	5.00	1,021,396	1,063,100
500,000	PENNSYLVANIA ST HGR EDUCTNL FACS AUTH REVENUE (Floating, ICE LIBOR USD 3M + 0.65%)(e)	7/1/2039	1.93	500,000	476,340
1,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2038	3.95	1,000,000	1,072,450
440,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2038	4.00	440,000	453,886
1,125,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2040	4.05	1,125,000	1,175,113
1,835,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2042	3.65	1,835,000	1,901,610
535,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2042	3.70	535,000	541,484
1,400,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2046	3.00	1,400,000	1,400,504
995,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2047	4.00	995,000	1,054,471
1,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2049	3.40	1,000,000	1,025,960
1,935,000	PENNSYLVANIA ST TURNPIKE COMMISSION TURNPIKE REVENUE	12/1/2035	5.13	1,928,804	2,006,285
1,500,000	PENNSYLVANIA ST TURNPIKE COMMISSION TURNPIKE REVENUE (Step to 4.60% on 12/1/2021)(b)	12/1/2037	0.00	1,371,174	1,569,270
1,000,000	PEORIA AZ INDL DEV AUTH	11/15/2029	5.25	1,000,000	1,039,480
300,000	PHILADELPHIA PA AUTH FOR INDL DEV REVENUES	6/15/2023	6.13	300,000	317,796
750,000	PHILADELPHIA PA AUTH FOR INDL DEV REVENUES	8/1/2036	5.63	740,014	802,395
750,000	PHILADELPHIA PA AUTH FOR INDL DEV REVENUES	6/15/2049	5.00	781,411	791,805
1,000,000	PHOENIX AZ INDL DEV AUTH EDU REVENUE(d)	7/1/2036	5.13	986,243	1,097,930
750,000	PHOENIX AZ INDL DEV AUTH EDU REVENUE	7/1/2042	6.30	771,541	806,947
2,500,000	PHOENIX AZ INDL DEV AUTH LEASE REVENUE	6/1/2034	5.25	2,514,038	2,698,150
1,000,000	PIKE PLACE MARKET WA PRESERVATION & DEV AUTH SPL OBLG	12/1/2040	5.00	1,050,057	1,156,710
800,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE(d)	12/1/2026	5.25	800,000	833,832
10,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	7/1/2031	6.75	7,909	10,092
1,370,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE(d)	6/15/2035	5.38	1,457,861	1,502,835
750,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE(d)	6/15/2037	4.75	736,891	771,278
500,000	PINELLAS CNTY FL INDL DEV AUTH INDL DEV REVENUE	7/1/2039	5.00	554,815	580,745
2,625,000	PITTSBURG CALIF UNI SCH DIST FING AUTH REVENUE(g)	9/1/2031	0.00	1,319,470	1,256,745
725,000	POINCIANA FL W CDD SPL ASSMNT	5/1/2030	5.38	717,868	772,691
1,500,000	POLK CNTY OR HOSP FAC AUTH REVENUE	7/1/2035	5.13	1,529,973	1,546,665
2,000,000	PORT SAINT LUCIE FL RESEARCH FACS REVENUE	5/1/2033	5.00	2,005,489	2,025,280
1,000,000	PROMENADE CASTLE ROCK CO MET DIST #1	12/1/2025	5.13	1,000,000	1,050,510
200,000	PUBLIC FIN AUTH WI CCRC REVENUE(d)	6/1/2020	7.00	199,799	203,466

See accompanying notes to financial statements.	59	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2019

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,500,000	PUBLIC FIN AUTH WI CCRC REVENUE(d)	6/1/2046	8.25	$1,537,471	1,637,370
16,520	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2046	0.00	976	564
18,299	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2047	0.00	1,055	612
17,930	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2048	0.00	1,012	602
17,786	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2049	0.00	985	596
17,496	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2050	0.00	951	573
18,980	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2051	0.00	1,012	622
451,406	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(e)(f)	7/1/2051	3.75	449,050	396,104
19,357	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2052	0.00	1,012	620
19,095	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2053	0.00	980	612
18,909	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2054	0.00	954	599
18,634	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2055	0.00	924	587
18,360	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2056	0.00	895	579
97,028	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)	7/1/2056	5.50	96,856	92,456
18,454	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2057	0.00	1,670	576
18,165	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2058	0.00	854	562
17,992	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2059	0.00	833	555
17,834	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2060	0.00	814	542
17,573	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2061	0.00	791	528
17,400	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2062	0.00	773	517
17,125	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2063	0.00	750	507
16,967	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2064	0.00	734	500
16,823	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2065	0.00	719	488
16,731	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2066	0.00	705	469
215,987	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2067	0.00	8,662	5,700
535,000	PUBLIC FIN AUTH WI REVENUE	4/1/2025	5.00	537,444	572,621
1,250,000	PUBLIC FIN AUTH WI REVENUE(d)	11/1/2028	6.25	1,250,000	1,411,050
600,000	PUBLIC FIN AUTH WI REVENUE	4/1/2032	5.50	600,000	635,700
1,000,000	PUBLIC FIN AUTH WI REVENUE(d)	1/1/2033	6.13	988,886	1,039,250
341,645	PUBLIC FIN AUTH WI REVENUE(g)	10/1/2042	0.00	376,682	65,727
515,000	PUBLIC FIN AUTH WI REVENUE	10/1/2042	7.00	532,024	519,676
13,694	PUBLIC FIN AUTH WI REVENUE(d)	12/1/2048	5.50	13,694	13,694
1,195,000	PUBLIC FIN AUTH WI SENIOR LIVING REVENUE(d)	11/15/2024	5.00	1,193,006	1,266,461
520,000	PUBLIC FIN AUTH WIS ED REVENUE(d)	6/15/2049	5.00	527,126	551,725
1,500,000	PUERTO RICO CMWLTH	7/1/2035	5.00	1,500,000	1,594,260
930,000	QUECHAN INDIAN TRIBE AZ FORT YUMA INDIAN RESERVATION	5/1/2025	9.75	930,000	1,011,942
750,000	RED RIVER TX HLTH FACS DEV CORP RETIREMENT FAC REVENUE	11/15/2034	7.50	746,592	885,705
1,000,000	REDONDO BEACH CA UNIF SCH DIST	8/1/2034	6.38	997,614	1,305,600
750,000	REEF-SUNSET CA UNIF SCH DIST (Step to 4.85% on 8/1/2021)(b)	8/1/2038	0.00	695,198	792,660
665,000	RHODE ISLAND ST HSG & MTGE FIN CORP	10/1/2028	4.00	662,550	680,727
750,000	RHODE ISLAND ST HSG & MTGE FIN CORP	10/1/2037	3.90	750,000	779,363

See accompanying notes to financial statements.	60	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2019

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
500,000	RICHTON PARK IL PUBLIC LIBRARY DIST	12/15/2032	4.50	$528,305	529,150
1,000,000	RIVERSIDE CA CMNTY PPTYS DEV INC LEASE REVENUE	10/15/2038	6.00	1,012,111	1,189,270
1,000,000	ROCHESTER MN	9/1/2038	5.13	1,000,000	1,044,730
500,000	ROWLEY MA	5/1/2027	4.00	500,000	501,050
1,500,000	S TAHOE CA JT PWRS FING AUTH LEASE REVENUE	10/1/2030	5.00	1,586,848	1,723,335
395,000	S WSTRN IL DEV AUTH(c)	10/1/2022	7.00	395,000	229,100
350,000	SACRAMENTO CNTY CA WTR FING AUTH REVENUE (Floating, ICE LIBOR USD 3M + 0.57%)(e)	6/1/2039	1.85	350,000	332,686
750,000	SAINT LOUIS CNTY MO INDL DEV AUTH SENIOR LIVING FACS	9/1/2042	5.00	758,376	787,470
750,000	SAINT TAMMANY LA PUBLIC TRUST FING AUTH	11/15/2037	5.25	757,986	819,105
500,000	SAN DIEGO CA HSG AUTH MF HSG REVENUE	5/1/2029	5.00	500,000	520,455
1,500,000	SAN GABRIEL CA UNIF SCH DIST	8/1/2039	5.35	1,496,411	1,648,080
1,000,000	SAN JOSE CA FING AUTH	6/1/2039	5.00	1,027,757	1,122,930
500,000	SANTA MONICA CA REDEV AGY	7/1/2036	5.88	504,018	534,975
1,000,000	SCHERERVILLE IN ECON DEV REVENUE	1/15/2030	6.00	1,008,225	1,129,590
1,000,000	SCOTTS BLUFF CNTY NE HOSP AUTH	2/1/2037	5.25	1,042,546	1,099,050
770,000	SEATTLE WA HSG AUTH POOLED HSG REVENUE	9/15/2033	5.75	777,646	867,397
500,000	SEVEN OAKS FL CMNTY DEV DIST SPL ASSMNT REVENUE	5/1/2033	5.50	490,739	522,465
1,350,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD RETMNT FACS REVENUE	10/1/2039	5.50	1,341,854	1,351,876
150,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(c)	1/1/2019	5.35	134,965	375
625,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(c)	1/1/2029	5.55	556,862	1,563
130,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(c)	1/1/2029	6.00	-	1
525,000	SHERIDAN AR SCH DIST #37	2/1/2047	4.00	532,226	538,571
175,000	SILVERLEAF FL CDD CAPITAL IMPT REVENUE	5/1/2044	6.75	171,901	190,514
500,000	SNOHOMISH CNTY WA HSG AUTH	4/1/2044	4.00	508,513	536,340
170,000	SOUTH CAROLINA ST EDU ASSISTANCE AUTH	10/1/2029	5.10	168,707	170,078
665,000	SOUTH CAROLINA ST JOBS-ECON DEV AUTH ECON DEV REVENUE	4/1/2054	4.00	688,968	691,573
1,000,000	SOUTH CAROLINA ST PUBLIC SVC AUTH REVENUE	12/1/2038	5.00	1,038,031	1,119,670
1,400,000	SOUTH CAROLINA ST PUBLIC SVC AUTH REVENUE	12/1/2043	5.75	1,441,871	1,645,000
500,000	SOUTH DAKOTA ST HLTH & EDUCTNL FACS AUTH	9/1/2032	5.00	499,500	509,470
1,000,000	SPRINGDALE AR SALES & USE REVENUE	4/1/2041	3.60	972,408	1,032,460
500,000	ST VRAIN LAKES MET DIST #2	12/1/2037	5.00	500,000	525,265
1,000,000	STC MET DIST #2 CO	12/1/2049	5.00	1,058,584	1,071,330
142,538	STERLING HILL FL CDD CAPITAL IMPT REVENUE(c)	11/1/2010	5.50	142,538	89,799
1,000,000	SUGAR LAND TX DEV CORP SALES TAX REVENUE	2/15/2033	5.00	1,048,505	1,099,250
2,250,000	SULPHUR SPRINGS CA UNION SCH DIST COPS	12/1/2037	6.50	2,248,360	2,783,623
1,500,000	SUTTER BUTTE CA FLOOD AGY ASSMNT REVENUE	10/1/2038	4.00	1,484,316	1,583,970
1,100,000	TALLAHASSEE FL HLTH FACS REVENUE	12/1/2040	5.00	1,145,998	1,245,409
500,000	TALLMAN GULCH MET DIST CO	12/1/2047	5.25	500,000	514,550
1,000,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP HOSP REVENUE	11/15/2038	5.00	1,042,444	1,101,570
1,000,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENUE(c)	11/15/2022	5.50	1,000,000	700,000
750,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENUE	11/15/2024	5.63	750,000	751,358

See accompanying notes to financial statements.	61	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2019

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
750,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENUE	11/15/2035	5.00	$771,098	788,835
1,485,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENUE	11/15/2037	6.63	1,506,139	1,724,323
750,000	TAYLOR MI BROWNFIELD REDEV AUTH	5/1/2032	5.00	776,532	833,572
500,000	TEMPE AZ INDL DEV AUTH REVENUE(d)	10/1/2024	4.70	498,922	510,470
500,000	TEMPE AZ INDL DEV AUTH REVENUE(d)	10/1/2037	6.00	502,719	574,250
740,000	TENNESSEE HSG DEV AGY RSDL FING PROGRAM REVENUE	1/1/2031	3.60	745,434	768,631
980,000	TENNESSEE HSG DEV AGY RSDL FING PROGRAM REVENUE	7/1/2042	3.85	980,000	1,041,407
980,000	TENNESSEE HSG DEV AGY RSDL FING PROGRAM REVENUE	7/1/2042	3.90	980,000	1,044,690
2,000,000	TENNESSEE HSG DEV AGY RSDL FING PROGRAM REVENUE	7/1/2044	4.00	2,014,249	2,163,860
990,000	TENNESSEE HSG DEV AGY RSDL FING PROGRAM REVENUE	1/1/2049	3.95	990,000	1,049,994
1,970,000	TENNESSEE HSG DEV AGY RSDL FING PROGRAM REVENUE	1/1/2049	4.05	1,970,000	2,095,922
2,250,000	TENNESSEE HSG DEV AGY RSDL FING PROGRAM REVENUE	7/1/2049	2.95	2,250,000	2,212,537
500,000	TENNESSEE ST HSG DEV AGY	1/1/2035	3.85	500,000	528,740
1,000,000	TEXAS ST AFFORDABLE HSG CORP SF MTGE REVENUE	3/1/2050	4.00	1,024,660	1,075,090
2,000,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS	9/1/2044	3.63	2,047,091	2,118,480
1,000,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS	9/1/2048	4.25	1,018,333	1,082,460
1,000,000	THOMPSON CROSSING MET DIST #4 CO	12/1/2049	5.00	1,055,695	1,064,020
700,000	TOBACCO SETTLEMENT FING CORP NJ	6/1/2046	5.00	704,740	779,149
500,000	TOLOMATO FL CDD	5/1/2037	4.25	500,000	511,215
50,000	TOLOMATO FL CDD (Step to 6.61% on 5/1/2022)(b)	5/1/2040	0.00	47,777	43,523
115,000	TOLOMATO FL CDD (Step to 6.61% on 11/1/2024)(b)	5/1/2040	0.00	82,297	81,702
185,000	TOLOMATO FL CDD (Step to 6.61% on 11/1/2021)(b)	5/1/2040	0.00	165,262	160,536
1,490,000	TOLOMATO FL CDD	5/1/2040	3.75	1,432,431	1,585,211
125,000	TOLOMATO FL CDD(c)	5/1/2040	6.61	-	1
1,000,000	TRACY CA JT UNIF SCH DIST (Step to 7.30% on 8/1/2027)(b)	8/1/2041	0.00	674,322	1,001,720
600,000	TRAVIS CNTY TX HLTH FACS DEV CORP	1/1/2046	7.13	620,587	635,286
700,000	TROUT CREEK CDD FL CAPITAL IMPT REVENUE	5/1/2038	5.38	700,000	752,178
500,000	TSR CDD FL SPL ASSMNT REVENUE	11/1/2035	5.38	498,675	554,605
1,250,000	TUSTIN CA UNIF SCH DIST	8/1/2028	6.00	1,245,777	1,349,637
410,000	UNIVERSAL ACADEMY MI PUBLIC SCH ACADEMY REVENUE	12/1/2023	6.50	406,516	425,346
1,500,000	UNIVERSITY PARK RECREATION DIST FL ON-AD VALOREM ASSMNT	5/1/2050	3.50	1,500,000	1,545,120
620,000	UPPER IL RIVER VLY DEV AUTH(d)	12/1/2022	4.00	616,622	625,289
750,000	UPPER IL RIVER VLY DEV AUTH(d)	12/1/2037	5.25	766,959	807,472
1,000,000	UTAH ST CHRT SCH FIN AUTH CHRT SCH REVENUE(d)	7/15/2033	4.65	990,053	1,017,330
1,000,000	UTAH ST CHRT SCH FIN AUTH CHRT SCH REVENUE	10/15/2033	6.50	1,000,000	1,002,790
1,000,000	UTAH ST CHRT SCH FIN AUTH CHRT SCH REVENUE(d)	4/15/2045	6.00	1,002,600	1,005,600
110,000	UTAH ST HSG CORP SF MTGE REVENUE	1/1/2033	5.75	110,000	112,165
490,000	VANCOUVER WA HSG AUTH	3/1/2025	5.00	481,862	493,082
1,000,000	VANCOUVER WA HSG AUTH	8/1/2034	3.75	983,427	1,072,450
1,500,000	VANCOUVER WA HSG AUTH	12/1/2051	3.30	1,500,000	1,487,895
700,000	VAUXMONT MET DIST CO	12/15/2050	3.25	700,000	721,581
500,000	VELOCITY MET DIST #3 CO	12/1/2039	5.38	500,000	532,770
680,000	VERMONT ST HSG FIN AGY	5/1/2032	4.88	677,439	725,390
1,000,000	VIRGINIA ST HSG DEV AUTH	7/1/2033	4.13	1,000,000	1,055,600
3,500,000	VIRGINIA ST HSG DEV AUTH CMWLTH MTGE	1/1/2038	3.88	3,490,250	3,611,720

See accompanying notes to financial statements.	62	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2019

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,160,000	VLG FL CDD #7 SPL ASSMNT REVENUE	5/1/2036	4.00	$1,153,116	1,234,379
530,000	WASHINGTON ST HSG FIN COMMISSION(d)	7/1/2025	6.00	532,436	580,456
1,000,000	WASHINGTON ST HSG FIN COMMISSION(d)	1/1/2031	5.00	1,001,422	1,127,800
750,000	WASHINGTON ST HSG FIN COMMISSION(d)	7/1/2031	5.00	792,827	824,085
675,000	WASHINGTON ST HSG FIN COMMISSION(d)	1/1/2035	5.75	675,000	725,470
600,000	WASHINGTON ST HSG FIN COMMISSION(d)	7/1/2036	5.00	631,213	649,344
500,000	WASHINGTON ST HSG FIN COMMISSION(d)	1/1/2038	5.00	540,729	568,480
1,000,000	WASHINGTON ST HSG FIN COMMISSION(d)	1/1/2044	5.00	1,089,531	1,099,310
905,000	WASHINGTON ST HSG FIN COMMISSION	12/1/2047	4.00	954,210	952,730
4,000	WATERS EDGE FL CDD CAPITAL IMPT REVENUE	5/1/2039	5.35	4,000	4,001
105,000	WATERS EDGE FL CDD CAPITAL IMPT REVENUE	5/1/2039	6.60	104,235	105,444
1,500,000	WEST VIRGINIA ST HSG DEV FUND	11/1/2032	3.75	1,500,000	1,591,500
180,000	WEST VIRGINIA ST HSG DEV FUND	11/1/2047	4.13	180,000	180,432
1,500,000	WEST VLY CITY UT MUNI BLDG AUTH LEASE REVENUE	2/1/2039	5.00	1,639,973	1,768,725
550,000	WESTCHESTER CO NY LOCAL DEV CORP REVENUE	1/1/2034	5.00	564,294	592,213
685,000	WESTMONT IL PARK DIST(g)	12/1/2031	0.00	341,027	391,149
685,000	WESTMONT IL PARK DIST(g)	12/1/2033	0.00	297,266	342,116
700,000	WICHITA KS HLTH CARE FACS REVENUE	12/1/2036	5.25	711,773	758,947
1,000,000	WINDSHIRE PARK CO MET DIST #2	12/1/2047	6.50	1,081,757	1,125,700
740,000	WIREGRASS FL CDD CAPITAL IMPT REVENUE	5/1/2035	5.38	736,120	796,107
630,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	7/1/2030	5.75	631,163	644,339
1,300,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	8/15/2032	5.00	1,384,745	1,485,757
700,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	6/1/2037	5.00	732,859	756,406
500,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	9/15/2040	5.00	514,614	525,435
2,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	8/15/2043	5.00	2,056,648	2,162,160
1,400,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	9/15/2045	5.00	1,438,494	1,466,262
650,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	11/1/2046	5.00	673,611	702,358
2,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	10/1/2048	5.13	1,963,100	2,140,840
500,000	WISCONSIN ST HSG & ECON DEV AUTH	11/1/2035	3.88	500,000	529,980
1,000,000	WISCONSIN ST HSG & ECON DEV AUTH	11/1/2040	4.00	1,000,000	1,056,010
1,000,000	WISCONSIN ST HSG & ECON DEV AUTH	11/1/2042	3.90	1,004,056	1,060,100
2,000,000	WISCONSIN ST HSG & ECON DEV AUTH	11/1/2049	3.20	2,000,000	2,023,020
1,500,000	WISCONSIN ST HSG & ECON DEV AUTH	5/1/2055	4.15	1,500,000	1,595,685
935,000	WYANDOTTE CNTY KS KANSAS CITY UNIF GOVT SPL OBLG REVENUE	9/1/2032	5.75	929,163	1,025,040
750,000	WYNNFIELD LAKES FL CDD	5/1/2036	4.50	745,300	801,630
630,000	WYOMING ST CMNTY DEV AUTH HSG REVENUE	12/1/2038	3.90	630,000	669,917
1,645,000	WYOMING ST CMNTY DEV AUTH HSG REVENUE	12/1/2038	4.05	1,645,000	1,697,870

350,934	ZEPHYR RIDGE FL CDD CAPITAL IMPT REVENUE(c)	5/1/2013	5.25	351,276	294,784
	Sub-total Municipal Bonds:			515,936,915	543,643,623	90.11%
Short-Term Investments:
22,581,520	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT
	SELECT PORTFOLIO, 1.53%(i)			22,581,520	22,581,520
	Sub-total Short-Term Investments:			22,581,520	22,581,520	3.74%
	Grand total			$569,172,843	598,475,122	99.20%

See accompanying notes to financial statements.	63	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2019

Notes to Schedule of Investments:

(a)	Investments are valued in accordance with procedures described in note 2 to the financial statements.
(b)	For step bonds, the coupon rate disclosed is the current rate in effect.
(c)	Non-income producing assets. For long-term debt securities, item identified is in default as to payment of interest and/or principal.
(d)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(e)	Variable rate security. Rate as of December 31, 2019 is disclosed.
(f)	These securities are remarketed by an agent, and the rate at which these securities are set are determined by general market conditions and supply and demand.
(g)	Zero coupon bond.
(h)

Restricted security that has been deemed illiquid. At December 31, 2019, the value of these restricted illiquid securities amounted to $3,383,705 or 0.56% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	AQUISITION DATE	ACQUISITION COST
COLLIER CNTY FLA INDL DEV
AUTH CONTINUING CARE CMNTY
REVENUE, 7.25%, 5/15/26	12/16/13	$750,000
COLLIER CNTY FLA INDL DEV
AUTH CONTINUING CARE CMNTY
REVENUE, 8.13%, 5/15/44	6/27/17-4/12/18	1,961,290
KANSAS CITY MO INDL DEV AUTH
SENIOR LIVING FACS REVENUE,
5.75%, 11/15/36	12/18/15	1,300,000

(i)

The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2018, the value of the Clearwater Tax-Exempt Bond Fund’s investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $4,274,380 with net purchases of $18,307,140 during the fiscal year ended December 31, 2019.

Diversification of investments representing geographic diversification, as a percentage of total investments at fair value, is as follows:

Geographical Diversification	Percent
Illinois	11.02%
Florida	10.92
California	8.02
Texas	6.62
New York	5.21
Colorado	4.99
Wisconsin	4.11
Georgia	4.01
Indiana	3.21
Pennsylvania	3.00
Other	38.89
100.00%

See accompanying notes to financial statements.	64	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2019

Clearwater Tax-Exempt Bond Fund Portfolio Diversification
(as a percentage of net assets)

See accompanying notes to financial statements.	65	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
December 31, 2019

				Percent of
Shares	Security	Cost	Fair value (a)	net assets
Common Stocks:
Australia:
275,180	ADAIRS LTD.(b)	$331,893	442,216
53,401	AFTERPAY LTD.(c)	1,173,884	1,097,243
10,655	AGL ENERGY LTD.	140,756	153,506
102,780	ALLIANCE AVIATION SERVICES LTD.	167,434	186,085
23,329	ALUMINA LTD.	18,929	37,654
41,047	APA GROUP	230,317	319,732
74,125	APPEN LTD.	1,097,710	1,168,307
7,674	ARISTOCRAT LEISURE LTD.	149,326	181,321
2,554	ASX LTD.	51,631	140,532
33,277	AUSTRALIA & NEW ZEALAND BANKING GROUP LTD.	351,123	575,163
155,819	AVENTUS GROUP	289,289	311,636
250,708	BEACH ENERGY LTD.	466,720	441,595
179,910	BGP HOLDINGS PLC(c)(d)	-	-
11,117	BHP GROUP LTD.	128,168	303,629
29,300	BLUESCOPE STEEL LTD.	232,964	309,653
17,400	BRAMBLES LTD.	64,294	143,106
49,542	CEDAR WOODS PROPERTIES LTD.	234,956	272,914
7,457	COCA-COLA AMATIL LTD.	47,691	57,876
971	COCHLEAR LTD.	35,893	153,131
19,339	COLES GROUP LTD.	154,507	201,396
24,616	COMMONWEALTH BANK OF AUSTRALIA	927,865	1,380,215
44,677	CSL LTD.	3,226,709	8,645,651
15,806	DEXUS	76,116	129,775
97,180	FORTESCUE METALS GROUP LTD.	212,026	729,016
18,737	GOODMAN GROUP	48,414	175,798
17,655	HARVEY NORMAN HOLDINGS LTD.	46,984	50,425
191,776	HT&E LTD.	241,003	228,111
21,415	INCITEC PIVOT LTD.	36,638	47,789
46,677	INSURANCE AUSTRALIA GROUP LTD.	120,292	250,908
12,403	LENDLEASE GROUP	80,469	153,187
7,617	MACQUARIE GROUP LTD.	165,840	736,840
25,670	MINERAL RESOURCES LTD.	246,214	297,230
287,808	NANOSONICS LTD.(c)	1,244,379	1,282,505
21,604	NATIONAL AUSTRALIA BANK LTD.	287,411	373,406
185,584	NEW HOPE CORP. LTD.	317,284	268,281
6,653	NEWCREST MINING LTD.	50,401	141,229
23,006	OIL SEARCH LTD.	112,331	117,047
15,650	ORIGIN ENERGY LTD.	70,539	92,801
16,330	ORORA LTD.	16,762	36,441
416	PERPETUAL LTD.	7,027	12,004
92,392	QANTAS AIRWAYS LTD.	401,745	460,985
2,468	RAMSAY HEALTH CARE LTD.	49,765	125,616
169,500	REGIS RESOURCES LTD.	501,445	516,228
20,500	SANTOS LTD.	45,732	117,676
51,054	SCENTRE GROUP	98,594	137,218
5,884	SEEK LTD.	49,598	93,111
9,824	SONIC HEALTHCARE LTD.	79,849	198,202
101,955	SOUTH32 LTD.	70,421	193,177
43,370	STOCKLAND	115,690	140,609
75,800	SUPER RETAIL GROUP LTD.	517,213	538,310
9,837	SYDNEY AIRPORT	33,263	59,781
15,554	TABCORP HOLDINGS LTD.	30,149	49,445
35,097	TELSTRA CORP. LTD.	75,707	87,188
38,553	TRANSURBAN GROUP	292,995	403,384
12,264	TREASURY WINE ESTATES LTD.	49,093	139,766
33,315	VICINITY CENTRES	46,791	58,213
3,329	WASHINGTON H. SOUL PATTINSON & CO. LTD.	45,851	50,227
9,847	WESFARMERS LTD.	239,524	286,079
52,115	WESTPAC BANKING CORP.	691,073	886,132
16,160	WOODSIDE PETROLEUM LTD.	348,115	389,879
2,163	WOOLWORTHS GROUP LTD.	47,654	54,887
5,244	WORLEY LTD.	40,526	56,340
374,133	ZIP CO. LTD.(b)(c)	924,155	929,419
		17,697,137	27,617,226	3.88%
Austria:
1,388	ANDRITZ A.G.	48,521	59,786

See accompanying notes to financial statements.	66	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
December 31, 2019

				Percent of
Shares	Security	Cost	Fair value (a)	net assets
Austria (Cont’d):
8,998	BAWAG GROUP A.G.(c)(e)	$357,978	409,778
3,566	ERSTE GROUP BANK A.G.(c)	63,769	134,239
93	IMMOFINANZ A.G.(c)	-	2,493
313	STRABAG S.E. (BEARER)	5,505	10,884
34,691	TELEKOM AUSTRIA A.G.(c)	259,973	283,286
631	UBM DEVELOPMENT A.G.	28,972	33,408
21,794	VIENNA INSURANCE GROUP A.G. WIENER VERSICHERUNG GRUPPE	595,919	620,937
2,012	VOESTALPINE A.G.	45,304	56,106
13,496	WIENERBERGER A.G.	337,601	399,958
		1,743,542	2,010,875	0.28%
Belgium:
7,120	AGEAS	106,908	420,729
13,180	ANHEUSER-BUSCH INBEV S.A./N.V.	452,184	1,074,945
19,000	BPOST S.A.	195,697	219,517
25,946	GROUPE BRUXELLES LAMBERT S.A.	2,315,088	2,734,577
10,697	KBC GROUP N.V.	464,860	804,641
21,394	ONTEX GROUP N.V.	501,601	449,956
2,190	PROXIMUS SADP	49,577	62,690
1,091	UCB S.A.	30,547	86,766
1,545	UMICORE S.A.	45,694	75,144
		4,162,156	5,928,965	0.83%
Brazil:
74,700	CIA SIDERURGICA NACIONAL S.A.	235,831	262,017
126,800	GRUPO SBF S.A.(c)	652,921	1,108,913
51,200	IOCHPE-MAXION S.A.(c)	228,388	297,575
73,600	NOTRE DAME INTERMEDICA PARTICIPACOES S.A.	1,013,651	1,248,714
88,100	WIZ SOLUCOES E CORRETAGEM DE SEGUROS S.A.	235,725	309,238
		2,366,516	3,226,457	0.45%
Canada:
2,489	AGNICO EAGLE MINES LTD.	77,836	153,302
12,428	ALIMENTATION COUCHE-TARD, INC., CLASS B	223,779	394,408
31,523	ALTAGAS LTD.(b)	346,931	480,170
5,073	BANK OF MONTREAL	336,776	393,167
9,533	BANK OF NOVA SCOTIA (THE)	415,068	538,482
40,918	BARRICK GOLD CORP.	384,639	760,034
49,653	BOMBARDIER, INC., CLASS B(c)	48,169	73,798
17,842	BROOKFIELD ASSET MANAGEMENT, INC., CLASS A	164,184	1,030,908
11,000	BRP, INC. (SUB VOTING)	430,510	501,144
88,850	CAE, INC.	2,056,167	2,352,365
6,639	CANADIAN IMPERIAL BANK OF COMMERCE	268,953	552,470
15,994	CANADIAN NATIONAL RAILWAY CO.	292,557	1,446,856
14,181	CANADIAN NATURAL RESOURCES LTD.	282,344	458,667
3,606	CANADIAN PACIFIC RAILWAY LTD.	112,878	919,252
22,574	CANADIAN PACIFIC RAILWAY LTD. (NEW YORK EXCHANGE)	3,102,265	5,755,241
6,144	CANADIAN TIRE CORP. LTD., CLASS A	632,301	661,218
1,449	CANADIAN UTILITIES LTD., CLASS A	35,079	43,708
14,700	CARGOJET, INC.	1,104,040	1,169,729
35,300	CASCADES, INC.	347,472	304,735
1,570	CCL INDUSTRIES, INC., CLASS B	45,979	66,884
23,087	CENOVUS ENERGY, INC.	200,780	234,684
45,100	CENTERRA GOLD, INC.(c)	366,388	358,772
6,978	CGI, INC.(c)	55,128	583,958
25,800	COMINAR REAL ESTATE INVESTMENT TRUST	273,247	281,335
167	CONSTELLATION SOFTWARE, INC.	49,226	162,191
52,400	CORUS ENTERTAINMENT, INC., CLASS B	212,483	214,676
31,800	DESCARTES SYSTEMS GROUP (THE), INC.(c)	1,259,887	1,359,131
59,577	DOLLARAMA, INC.	2,246,991	2,047,608
25,600	DOREL INDUSTRIES, INC., CLASS B	175,448	117,891
67,455	ECN CAPITAL CORP.	232,360	248,823
25,636	ENBRIDGE, INC.	926,643	1,019,280
63,982	ENCANA CORP.	300,066	299,573
39,600	ENERPLUS CORP.	318,702	282,084
207,540	EUROPEAN RESIDENTIAL REAL ESTATE INVESTMENT TRUST	732,188	743,184
421	FAIRFAX FINANCIAL HOLDINGS LTD.	142,076	197,682

See accompanying notes to financial statements.	67	(Continued)

CLEARWATER INVESTMENT TRUST

 Schedule of Investments - Clearwater International Fund
December 31, 2019

				Percent of
Shares	Security	Cost	Fair value (a)	net assets
Canada (Cont’d):
18,805	FIRSTSERVICE CORP.	$1,915,364	1,750,673
6,289	FORTIS, INC.	195,157	260,946
2,389	FRANCO-NEVADA CORP.	109,265	246,691
6,104	GILDAN ACTIVEWEAR, INC.	33,435	180,457
33,825	HUSKY ENERGY, INC.	230,453	271,423
19,500	IA FINANCIAL CORP., INC.	882,358	1,071,145
109,296	IMPERIAL OIL LTD.	3,584,356	2,891,161
3,057	INTER PIPELINE LTD.	44,071	53,063
1,100	INTERNATIONAL PETROLEUM CORP.(c)	2,833	4,895
1,988	KEYERA CORP.	40,155	52,083
14,205	KINAXIS, INC.(c)	907,384	1,094,131
33,281	KINROSS GOLD CORP.(c)	62,810	157,877
85,700	LEAGOLD MINING CORP.(c)	177,524	213,169
2,077	LOBLAW COS. LTD.	71,240	107,165
13,709	LULULEMON ATHLETICA, INC.(c)	2,888,178	3,175,964
9,476	MAGNA INTERNATIONAL, INC.	61,549	519,573
31,473	MANULIFE FINANCIAL CORP.	380,571	638,888
2,029	METHANEX CORP.	33,006	78,360
3,000	METRO, INC.	54,328	123,807
18,700	NFI GROUP, INC.	423,076	383,778
8,072	NUTRIEN LTD.	154,455	386,459
2,600	ONEX CORP.	105,376	164,524
6,564	OPEN TEXT CORP.	72,477	289,240
26,607	PEMBINA PIPELINE CORP.(b)	660,003	986,173
23,400	PIZZA PIZZA ROYALTY CORP.	181,786	176,056
3,681	RESTAURANT BRANDS INTERNATIONAL, INC.	137,022	234,656
2,701	RITCHIE BROS. AUCTIONEERS, INC.	50,064	115,898
9,354	ROGERS COMMUNICATIONS, INC., CLASS B	221,766	464,476
27,066	ROYAL BANK OF CANADA	909,444	2,141,644
4,800	SAPUTO, INC.	103,951	148,597
40,500	SEVEN GENERATIONS ENERGY LTD., CLASS A(c)	277,351	264,168
6,379	SHAW COMMUNICATIONS, INC., CLASS B	97,657	129,442
1,352	SHOPIFY, INC., CLASS A(c)	360,074	537,552
16,279	SHOPIFY, INC., CLASS A (NEW YORK EXCHANGE)(c)	2,320,156	6,472,205
11,810	SUN LIFE FINANCIAL, INC.	235,812	538,501
18,690	SUNCOR ENERGY, INC.	389,695	612,565
6,418	TC ENERGY CORP.	216,982	341,819
19,201	TECK RESOURCES LTD., CLASS B	97,101	332,992
4,548	TELUS CORP.	59,716	176,099
10,700	TFI INTERNATIONAL, INC.	328,109	360,663
8,041	THOMSON REUTERS CORP.	206,631	575,202
30,016	TORONTO-DOMINION BANK (THE)	557,894	1,683,466
104	TRISURA GROUP LTD.(c)	490	3,225
16,898	VERMILION ENERGY, INC.	254,206	276,265
16,800	WAJAX CORP.	206,860	191,475
20,600	WESTSHORE TERMINALS INVESTMENT CORP.(b)	319,282	300,620
6,930	WHEATON PRECIOUS METALS CORP.	108,261	206,211
25,967	YAMANA GOLD, INC.	47,753	102,784
		38,977,027	57,695,636	8.10%
Chile:
5,893,187	ENEL CHILE S.A.	532,931	552,523
		532,931	552,523	0.08%
China:
290,000	AGILE GROUP HOLDINGS LTD.	352,847	436,174
225,500	ASIA CEMENT CHINA HOLDINGS CORP.	293,280	336,848
27,806	BAIDU, INC. ADR(c)(f)	3,808,381	3,514,678
656,000	CHINA BLUECHEMICAL LTD., CLASS H	177,444	161,637
408,000	CHINA MEDICAL SYSTEM HOLDINGS LTD.	472,941	587,472
1,191,000	CHINA SUNTIEN GREEN ENERGY CORP. LTD., CLASS H	329,834	343,897
122,557	HANGZHOU TIGERMED CONSULTING CO. LTD., CLASS A	1,065,738	1,111,137
97,555	TENCENT HOLDINGS LTD.	1,604,694	4,702,291
302,000	ZHEJIANG EXPRESSWAY CO. LTD., CLASS H	271,689	275,169
		8,376,848	11,469,303	1.61%
Czech Republic:
88,400	MONETA MONEY BANK A.S.(e)	268,732	331,450

See accompanying notes to financial statements.	68	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
December 31, 2019

				Percent of
Shares	Security	Cost	Fair value (a)	net assets
Czech Republic (Cont’d):
701	PHILIP MORRIS CR A.S.	$402,294	472,486
		671,026	803,936	0.11%
Denmark:
46	AP MOLLER - MAERSK A/S, CLASS A	37,177	62,352
65	AP MOLLER - MAERSK A/S, CLASS B	52,319	93,746
1,695	CARLSBERG A/S, CLASS B	90,296	252,856
905	CHR HANSEN HOLDING A/S	50,981	71,918
1,500	COLOPLAST A/S, CLASS B	27,666	186,074
47,414	DANSKE BANK A/S	607,330	767,239
3,896	DEMANT A/S(c)	70,444	122,696
70,782	DSV PANALPINA A/S	6,427,483	8,157,857
200	FLSMIDTH & CO. A/S	6,013	7,968
808	GENMAB A/S(c)	101,229	179,687
21,785	NOVO NORDISK A/S, CLASS B	271,361	1,264,389
2,500	NOVOZYMES A/S, CLASS B	39,158	122,338
864	ORSTED A/S(e)	68,168	89,359
9,926	PANDORA A/S	330,868	431,795
11,420	SIMCORP A/S	1,064,882	1,298,536
2,699	SOLAR A/S, CLASS B	116,641	121,138
3,250	TOPDANMARK A/S	33,362	160,211
3,244	VESTAS WIND SYSTEMS A/S	150,564	327,816
		9,545,942	13,717,975	1.93%
Finland:
23,294	CRAMO OYJ	240,704	345,946
2,770	ELISA OYJ	86,574	153,025
1,396	KESKO OYJ, CLASS B	30,705	98,777
4,902	KONE OYJ, CLASS B	86,493	320,457
21,225	NESTE OYJ	67,704	738,527
2,240	NOKIAN RENKAAT OYJ	31,307	64,398
169	NORDEA BANK ABP	1,068	1,373
102,296	NORDEA BANK ABP (STOCKHOLM EXCHANGE)	713,529	826,114
1,960	ORION OYJ, CLASS B	49,561	90,733
1,554	SAMPO OYJ, CLASS A	51,255	67,825
24,493	SANOMA OYJ	271,642	259,490
17,680	STORA ENSO OYJ, CLASS R	95,532	257,117
11,934	UPM-KYMMENE OYJ	99,928	413,773
1,849	VALMET OYJ	14,443	44,301
7,056	WARTSILA OYJ ABP	56,960	77,960
		1,897,405	3,759,816	0.53%
France:
1,275	ACCOR S.A.	29,826	59,709
3,443	AEROPORTS DE PARIS	334,974	680,101
22,200	AIR FRANCE-KLM(c)	263,182	247,125
10,877	AIRBUS S.E.	357,319	1,591,951
2,833	ALSTOM S.A.	117,549	134,197
5,292	ARKEMA S.A.	464,611	562,143
30,343	AXA S.A.	403,058	854,638
11,555	BNP PARIBAS S.A.	499,314	684,743
16,698	BOLLORE S.A.	52,911	72,860
1,643	BOUYGUES S.A.	51,359	69,811
3,068	CAPGEMINI S.E.	111,959	374,766
1,844	CASINO GUICHARD PERRACHON S.A.	69,882	86,253
2,383	CIE DE SAINT-GOBAIN	64,767	97,565
5,399	CIE DES ALPES	143,643	180,773
3,404	CIE GENERALE DES ETABLISSEMENTS MICHELIN S.C.A.	180,725	416,573
12,397	CIE PLASTIC OMNIUM S.A.	365,091	346,252
37,390	COFACE S.A.	449,179	460,086
435	COVIVIO	36,723	49,379
60,517	CREDIT AGRICOLE S.A.	605,297	877,374
9,359	DANONE S.A.	473,663	775,802
1,591	DASSAULT SYSTEMES S.E.	236,177	261,537
1,781	EDENRED	26,435	92,096
18,140	ELECTRICITE DE FRANCE S.A.	191,029	202,011
40,882	ENGIE S.A.	496,973	660,346
15,893	ESSILORLUXOTTICA S.A.	1,815,129	2,412,017
22,826	ESSILORLUXOTTICA S.A. (EURONEXT PARIS EXCHANGE)	2,889,782	3,477,013

See accompanying notes to financial statements.	69	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
December 31, 2019

				Percent of
Shares	Security	Cost	Fair value (a)	net assets
France (Cont’d):
2,946	EURAZEO S.E.	$77,882	201,576
162	EUROFINS SCIENTIFIC S.E.	71,527	89,804
1,185	FAURECIA S.E.	48,875	63,842
711	GECINA S.A.	70,962	127,286
9,468	GETLINK S.E.	72,457	164,720
1,348	ICADE	118,190	146,745
3,399	INFOTEL S.A.	145,404	152,316
1,865	JCDECAUX S.A.	51,106	57,487
7,198	KAUFMAN & BROAD S.A.	285,637	298,738
1,090	KERING S.A.	209,802	715,497
2,335	KLEPIERRE S.A.	57,367	88,659
4,882	LEGRAND S.A.	111,114	397,787
6,266	L’OREAL S.A.	661,338	1,855,543
16,378	LVMH MOET HENNESSY LOUIS VUITTON S.E.	2,672,763	7,609,353
14,296	MERSEN S.A.	465,081	547,623
15,891	NATIXIS S.A.	49,085	70,551
8,798	NEXITY S.A.	431,993	441,921
34,547	ORANGE S.A.	364,835	508,418
23,086	PERNOD RICARD S.A.	3,591,404	4,127,754
12,969	PEUGEOT S.A.	78,174	309,858
4,895	RENAULT S.A.	134,511	231,599
2,982	SAFRAN S.A.	163,488	460,427
18,127	SANOFI	1,018,143	1,822,249
278	SCHNEIDER ELECTRIC S.E.	8,838	28,567
7,138	SCHNEIDER ELECTRIC S.E. (EURONEXT PARIS EXCHANGE)	267,356	732,613
1,813	SCOR S.E.	36,441	76,099
30,595	SOCIETE GENERALE S.A.	786,406	1,064,386
3,699	SOCIETE POUR L’INFORMATIQUE INDUSTRIELLE	108,264	119,081
28,373	SODEXO S.A.	2,639,950	3,362,416
3,361	SUEZ	45,101	50,839
51,800	TELEVISION FRANCAISE 1	458,222	429,970
1,413	THALES S.A.	81,763	146,641
25,497	TOTAL S.A.	1,298,154	1,407,119
3,830	UNIBAIL-RODAMCO-WESTFIELD	515,211	604,248
13,671	VEOLIA ENVIRONNEMENT S.A.	145,445	363,587
5,698	VICAT S.A.	265,667	257,895
7,810	VINCI S.A.	316,569	867,287
90,726	VIVENDI S.A.	1,867,125	2,627,633
1,345	WENDEL S.A.	91,561	178,779
		30,613,768	48,534,034	6.82%
Georgia:
21,875	BANK OF GEORGIA GROUP PLC	355,261	470,854
		355,261	470,854	0.07%
Germany:
15,301	ADIDAS A.G.	2,163,802	4,973,876
8,277	ALLIANZ S.E. (REGISTERED)	727,077	2,027,694
19,421	AROUNDTOWN S.A.	161,212	173,928
6,098	AURUBIS A.G.	286,000	374,292
13,539	BASF S.E.	453,717	1,022,824
12,571	BAYER A.G. (REGISTERED)	632,383	1,026,686
2,206	BEIERSDORF A.G.	146,950	263,902
3,249	BRENNTAG A.G.	147,674	176,681
1,082	CONTINENTAL A.G.	67,835	139,889
13,593	DAIMLER A.G. (REGISTERED)	413,912	752,758
1,576	DELIVERY HERO S.E.(c)(e)	67,447	124,736
4,525	DEUTSCHE BOERSE A.G.	273,151	711,358
15,996	DEUTSCHE EUROSHOP A.G.	435,440	474,047
7,818	DEUTSCHE LUFTHANSA A.G. (REGISTERED)	119,908	143,907
37,890	DEUTSCHE PFANDBRIEFBANK A.G.(e)	469,871	618,818
17,828	DEUTSCHE POST A.G. (REGISTERED)	210,542	680,121
42,716	DEUTSCHE TELEKOM A.G. (REGISTERED)	491,621	698,115
5,360	DEUTSCHE WOHNEN S.E.	152,620	218,968
9,361	E.ON S.E.	69,356	100,004
55,556	EVOTEC S.E.(b)(c)	1,275,861	1,436,411
23,600	FREENET A.G.	557,311	541,090
53,753	FRESENIUS MEDICAL CARE A.G. & CO. KGAA	4,127,756	3,977,041

See accompanying notes to financial statements.	70	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
December 31, 2019

				Percent of
Shares	Security	Cost	Fair value (a)	net assets
Germany (Cont’d):
6,867	FRESENIUS S.E. & CO. KGAA	$150,261	386,522
2,425	GEA GROUP A.G.	66,776	80,189
17,795	HAMBURGER HAFEN UND LOGISTIK A.G.	443,620	489,834
2,246	HANNOVER RUECK S.E.	94,321	434,082
3,952	HEIDELBERGCEMENT A.G.	143,515	287,965
19,996	HELLA GMBH & CO. KGAA	929,193	1,106,672
671	HENKEL A.G. & CO. KGAA	49,267	63,223
2,600	HOCHTIEF A.G.	108,936	331,597
21,437	INFINEON TECHNOLOGIES A.G.	117,250	488,372
22,496	ISRA VISION A.G.	980,949	980,584
6,898	JOST WERKE A.G.(e)	220,852	288,608
877	LANXESS A.G.	48,124	58,847
2,050	MERCK KGAA	86,079	242,251
646	MTU AERO ENGINES A.G.	160,592	184,488
3,091	MUENCHENER RUECKVERSICHERUNGS-GESELLSCHAFT A.G. IN MUENCHEN (REGISTERED)	382,823	911,867
15,705	NEMETSCHEK S.E.	837,589	1,035,838
2,170	OSRAM LICHT A.G.(b)(c)	64,123	98,702
19,095	PROSIEBENSAT.1 MEDIA S.E.	286,490	297,936
5,998	PUBLITY A.G.(b)	216,076	244,225
3,999	RHEINMETALL A.G.	520,402	459,333
35,765	RIB SOFTWARE S.E.	846,621	906,658
3,608	RWE A.G.	78,041	110,688
17,103	SAP S.E.	683,559	2,308,271
13,106	SIEMENS A.G. (REGISTERED)	795,701	1,713,255
3,600	SILTRONIC A.G.	264,192	362,300
3,953	TUI A.G. - CDI	26,466	50,549
4,249	UNIPER S.E.	47,803	140,648
404	VOLKSWAGEN A.G.	40,235	78,511
2,682	VONOVIA S.E.	98,410	144,403
1,182	ZALANDO S.E.(c)(e)	46,492	59,902
		22,286,204	35,003,466	4.92%
Greece:
6,746	HELLENIC TELECOMMUNICATIONS ORGANIZATION S.A.	54,075	107,905
		54,075	107,905	0.01%
Hong Kong:
667,400	AIA GROUP LTD.	3,816,314	7,006,060
631,000	AUSNUTRIA DAIRY CORP. LTD.(c)	864,946	908,566
181,500	BOC HONG KONG HOLDINGS LTD.	447,601	630,055
1,462,000	CITIC TELECOM INTERNATIONAL HOLDINGS LTD.	547,331	532,844
56,044	CK ASSET HOLDINGS LTD.	165,366	404,563
44,544	CK HUTCHISON HOLDINGS LTD.	243,474	424,729
10,000	CK INFRASTRUCTURE HOLDINGS LTD.	46,496	71,160
34,500	CLP HOLDINGS LTD.	236,618	362,608
722,000	FIRST PACIFIC CO. LTD.	288,855	245,537
18,000	GALAXY ENTERTAINMENT GROUP LTD.	39,054	132,592
15,300	HANG SENG BANK LTD.	175,457	316,120
25,331	HENDERSON LAND DEVELOPMENT CO. LTD.	45,544	124,342
113,364	HONG KONG & CHINA GAS CO. LTD.	169,115	221,424
11,800	HONG KONG EXCHANGES & CLEARING LTD.	203,281	383,122
40,500	LINK REIT	84,196	428,789
30,500	MTR CORP. LTD.	88,703	180,245
43,500	NWS HOLDINGS LTD.	52,825	60,960
190,000	PCCW LTD.	77,805	112,406
392,000	PERFECT SHAPE MEDICAL LTD.	140,251	154,440
9,000	POWER ASSETS HOLDINGS LTD.	49,197	65,834
133,000	SHENZHEN INTERNATIONAL HOLDINGS LTD.	256,636	292,206
25,400	SINO LAND CO. LTD.	27,321	36,899
185,000	SITC INTERNATIONAL HOLDINGS CO. LTD.	196,112	225,543
8,000	SUN HUNG KAI PROPERTIES LTD.	65,036	122,480
19,000	SWIRE PACIFIC LTD., CLASS A	127,857	176,533
7,000	TECHTRONIC INDUSTRIES CO. LTD.	44,938	57,088
600,000	UNITED LABORATORIES INTERNATIONAL HOLDINGS (THE) LTD.(b)	352,686	437,355
469,800	VALUETRONICS HOLDINGS LTD.	216,550	286,432
214,000	VITASOY INTERNATIONAL HOLDINGS LTD.	972,479	775,830
83,500	WH GROUP LTD.(e)	45,547	86,261

See accompanying notes to financial statements.	71	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund

December 31, 2019

Shares	Security	Cost	Fair value (a)	Percent of net assets
Hong Kong (Cont’d):
19,000	WHEELOCK & CO. LTD.	$30,489	126,670
232,000	XINYI GLASS HOLDINGS LTD.	260,215	307,257
16,500	YUE YUEN INDUSTRIAL HOLDINGS LTD.	34,352	48,702
358,000	YUEXIU TRANSPORT INFRASTRUCTURE LTD.	311,883	318,384
		10,724,530	16,064,036	2.26%
India:
468,615	BHARTI INFRATEL LTD.	2,045,623	1,657,724
370,531	HCL TECHNOLOGIES LTD.	2,363,415	2,949,063
75,694	HDFC BANK LTD. ADR(f)	2,505,428	4,796,729
114,700	HINDUSTAN PETROLEUM CORP. LTD.	431,628	425,034
16,851	JUBILANT LIFE SCIENCES LTD.	126,724	126,775
322,000	NMDC LTD.	521,633	581,492
268,000	SJVN LTD.	94,210	95,556
226,732	SYNGENE INTERNATIONAL LTD.(e)	1,006,907	1,016,953
28,590	WNS HOLDINGS LTD. ADR(c)(f)	1,707,928	1,891,229
		10,803,496	13,540,555	1.90%
Indonesia:
4,097,000	ADARO ENERGY TBK PT	470,816	458,911
3,712,500	BANK TABUNGAN PENSIUNAN NASIONAL SYARIAH TBK PT(c)	1,039,545	1,136,548
		1,510,361	1,595,459	0.22%
Ireland:
28,272	ACCENTURE PLC, CLASS A	3,522,256	5,953,235
6,116	AERCAP HOLDINGS N.V.(c)	330,924	375,950
56,468	BANK OF IRELAND GROUP PLC	272,464	309,227
93,239	CRH PLC	2,837,761	3,730,590
65,382	DALATA HOTEL GROUP PLC	368,686	377,696
180,318	EXPERIAN PLC	3,456,357	6,095,433
804	FLUTTER ENTERTAINMENT PLC	66,541	97,715
14,505	ICON PLC(c)	1,088,213	2,498,196
11,673	JAMES HARDIE INDUSTRIES PLC - CDI	105,225	228,298
3,255	KERRY GROUP PLC, CLASS A	214,084	405,641
68,446	KEYWORDS STUDIOS PLC	1,166,779	1,358,140
		13,429,290	21,430,121	3.01%
Isle of Man:
8,622	GVC HOLDINGS PLC	66,376	100,982
		66,376	100,982	0.01%
Israel:
1,123	AZRIELI GROUP LTD.	65,459	82,112
21,007	BANK HAPOALIM B.M.	79,922	174,283
2,094	CHECK POINT SOFTWARE TECHNOLOGIES LTD.(c)	161,340	232,350
13,114	CYBERARK SOFTWARE LTD.(c)	1,359,352	1,528,830
338	ELBIT SYSTEMS LTD.	43,582	52,619
5,900	MIZRAHI TEFAHOT BANK LTD.	51,135	157,183
2,937	NICE LTD.(c)	148,741	455,523
6,106	TEVA PHARMACEUTICAL INDUSTRIES LTD. ADR(c)(f)	49,510	59,839
9,899	WIX.COM LTD.(c)	1,239,888	1,211,439
		3,198,929	3,954,178	0.55%
Italy:
16,000	A2A S.P.A.	30,042	30,008
57,916	AMPLIFON S.P.A.	1,457,778	1,665,687
25,746	ASSICURAZIONI GENERALI S.P.A.	314,339	531,235
2,238	ATLANTIA S.P.A.	25,873	52,190
10,697	AVIO S.P.A.	142,834	166,304
25,272	BANCA MEDIOLANUM S.P.A.	87,322	251,018
11,397	EL.EN. S.P.A.	291,927	422,384
85,116	ENEL S.P.A.	300,516	675,196
1,955	FERRARI N.V.	161,821	324,333
1,022	FERRARI N.V. (NEW YORK EXCHANGE)	7,571	169,182
10,263	FINECOBANK BANCA FINECO S.P.A.	116,718	123,063
41,869	INTERPUMP GROUP S.P.A.	650,316	1,326,276
177,988	INTESA SANPAOLO S.P.A.	307,053	468,876
173,553	IREN S.P.A.	474,559	537,691
10,070	LEONARDO S.P.A.	50,331	118,038
10,830	MEDIOBANCA BANCA DI CREDITO FINANZIARIO S.P.A.	70,955	119,221

See accompanying notes to financial statements.	72	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund

December 31, 2019

Shares	Security	Cost	Fair value (a)	Percent of net assets
Italy (Cont’d):
4,231	MONCLER S.P.A.	$151,854	190,169
8,642	PIRELLI & C S.P.A.(e)	45,916	49,826
3,764	PRYSMIAN S.P.A.	70,326	90,732
695	RIZZOLI CORRIERE DELLA SERA MEDIAGROUP S.P.A.	460	786
76,191	SNAM S.P.A.	276,534	400,482
49,687	SOCIETA CATTOLICA DI ASSICURAZIONI S.C.	431,868	405,186
99,406	TELECOM ITALIA S.P.A. (RSP)	46,425	60,859
34,652	TERNA RETE ELETTRICA NAZIONALE S.P.A.	130,368	231,427
23,582	UNICREDIT S.P.A.	305,920	344,404
71,681	UNIPOL GRUPPO S.P.A.	376,844	411,028
95,230	UNIPOLSAI ASSICURAZIONI S.P.A.	153,826	276,662
		6,480,296	9,442,263	1.33%
Japan:
1,400	ABC-MART, INC.	51,583	95,863
30,600	ADEKA CORP.	390,224	466,372
4,700	AEON CO. LTD.	52,433	97,564
4,800	AEON FINANCIAL SERVICE CO. LTD.	49,903	76,293
400	AEON REIT INVESTMENT CORP.	511,339	547,421
2,400	AGC, INC.	71,041	86,807
3,000	AISIN SEIKI CO. LTD.	57,864	112,374
15,000	AJINOMOTO CO., INC.	116,767	250,564
2,500	ALFRESA HOLDINGS CORP.	24,420	51,263
4,000	AMADA HOLDINGS CO. LTD.	32,994	46,017
1,400	ANA HOLDINGS, INC.	35,110	46,927
5,300	AOZORA BANK LTD.	134,170	141,018
15,600	ARCS CO. LTD.	325,913	331,225
5,600	ASAHI GROUP HOLDINGS LTD.	85,235	256,820
38,700	ASAHI INTECC CO. LTD.	962,101	1,139,754
31,000	ASAHI KASEI CORP.	147,138	352,068
22,100	ASAHI YUKIZAI CORP.	276,792	363,469
9,300	ASANUMA CORP.	324,412	406,134
37,000	ASTELLAS PHARMA, INC.	236,149	636,786
1,900	BANDAI NAMCO HOLDINGS, INC.	33,289	115,953
7,400	BANK OF KYOTO (THE) LTD.	257,271	320,096
13,800	BRIDGESTONE CORP.	205,726	516,921
18,700	BROTHER INDUSTRIES LTD.	287,805	390,849
48,400	BUNKA SHUTTER CO. LTD.	363,296	429,411
2,700	CENTRAL JAPAN RAILWAY CO.	229,516	546,684
4,500	CHUGAI PHARMACEUTICAL CO. LTD.	82,278	417,468
7,900	CITIZEN WATCH CO. LTD.	31,581	43,406
4,200	CREDIT SAISON CO. LTD.	45,547	73,482
3,800	DAI NIPPON PRINTING CO. LTD.	75,182	103,520
13,700	DAI-ICHI LIFE HOLDINGS, INC.	159,920	229,037
9,700	DAIICHI SANKYO CO. LTD.	150,922	645,268
4,500	DAIKIN INDUSTRIES LTD.	124,473	639,869
1,200	DAITO TRUST CONSTRUCTION CO. LTD.	117,985	148,875
11,500	DAITRON CO. LTD.	200,103	201,730
13,600	DAIWA HOUSE INDUSTRY CO. LTD.	194,625	424,316
38	DAIWA HOUSE REIT INVESTMENT CORP.	83,440	99,184
15,000	DAIWA SECURITIES GROUP, INC.	50,985	76,343
5,600	DAIWABO HOLDINGS CO. LTD.	223,879	346,859
8,200	DENSO CORP.	185,234	374,775
2,800	DENTSU, INC.	46,871	97,280
7,000	EAST JAPAN RAILWAY CO.	392,789	635,093
13,700	ECO’S CO. LTD.	210,388	216,366
3,400	EISAI CO. LTD.	112,861	256,717
17,900	ELEMATEC CORP.	175,861	190,277
7,200	FAMILYMART CO. LTD.	52,590	173,945
3,100	FANUC CORP.	243,447	580,029
1,300	FAST RETAILING CO. LTD.	188,734	777,691
97,300	FEED ONE CO. LTD.	148,765	167,458
37,700	FERROTEC HOLDINGS CORP.	322,172	320,600
34,200	FJ NEXT CO. LTD.	337,056	361,027
27,800	FREEE K.K.(b)(c)	544,059	825,135
4,200	FUJI ELECTRIC CO. LTD.	51,969	129,299
10,400	FUJIBO HOLDINGS, INC.	287,084	338,834
8,800	FUJIFILM HOLDINGS CORP.	165,274	423,579

See accompanying notes to financial statements.	73	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund

December 31, 2019

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
2,300	FUJITSU LTD.	$106,202	217,395
2,200	FUKUOKA FINANCIAL GROUP, INC.	36,398	42,621
35,800	FURUNO ELECTRIC CO. LTD.	322,070	445,461
13,500	GMO PAYMENT GATEWAY, INC.	891,303	929,364
31,400	HAKUHODO DY HOLDINGS, INC.	484,808	510,931
19,400	HAKUTO CO. LTD.	213,407	243,181
3,000	HAMAMATSU PHOTONICS K.K.	52,686	124,108
2,400	HANKYU HANSHIN HOLDINGS, INC.	57,098	103,373
16,800	HARMONIC DRIVE SYSTEMS, INC.	719,516	814,836
341	HIROSE ELECTRIC CO. LTD.	28,677	44,031
19,000	HITACHI LTD.	295,895	808,927
6,000	HITACHI METALS LTD.	45,405	89,071
5,300	HOYA CORP.	112,594	509,733
5,700	HULIC CO. LTD.	48,487	69,037
3,000	IDEMITSU KOSAN CO. LTD.	76,345	83,659
14,500	INNOTECH CORP.	120,909	150,265
13,800	INTAGE HOLDINGS, INC.	121,039	118,625
1,300	INVINCIBLE INVESTMENT CORP.	761,926	740,601
14,600	ISETAN MITSUKOSHI HOLDINGS LTD.	119,482	132,220
21,600	ITOCHU CORP.	263,926	503,844
47,800	IWAKI & CO. LTD.	220,919	202,365
4,000	J FRONT RETAILING CO. LTD.	31,099	56,325
21,900	JACCS CO. LTD.	467,646	564,355
30,400	JAPAN AVIATION ELECTRONICS INDUSTRY LTD.	458,316	620,562
43,200	JAPAN ELEVATOR SERVICE HOLDINGS CO. LTD.	1,063,768	1,090,586
7,000	JAPAN EXCHANGE GROUP, INC.	56,090	124,339
87,200	JAPAN MATERIAL CO. LTD.	1,081,649	1,466,241
42,600	JAPAN POST BANK CO. LTD.	383,307	411,670
10	JAPAN REAL ESTATE INVESTMENT CORP.	49,036	66,265
33,900	JFE HOLDINGS, INC.	410,386	440,227
5,000	JTEKT CORP.	36,670	59,868
160,800	JXTG HOLDINGS, INC.	670,500	736,849
6,500	KAJIMA CORP.	44,950	87,221
35,374	KANDENKO CO. LTD.	351,855	341,515
12,300	KANEKA CORP.	387,968	398,472
2,100	KANSAI PAINT CO. LTD.	12,205	51,739
10,000	KAO CORP.	208,279	830,611
21,500	KAWASAKI HEAVY INDUSTRIES LTD.	463,080	476,481
29,862	KDDI CORP.	239,416	894,032
1,200	KEIO CORP.	36,571	73,002
2,500	KEISEI ELECTRIC RAILWAY CO. LTD.	23,110	97,557
15,724	KEYENCE CORP.	1,873,825	5,570,077
6,000	KIKKOMAN CORP.	52,867	296,535
1,200	KINTETSU GROUP HOLDINGS CO. LTD.	35,697	65,381
10,000	KIRIN HOLDINGS CO. LTD.	103,112	219,962
10,000	KIRINDO HOLDINGS CO. LTD.	194,672	197,966
67,600	KITZ CORP.	466,295	481,546
2,300	KONAMI HOLDINGS CORP.	50,313	94,938
21,000	KUBOTA CORP.	129,773	333,588
4,100	KYOCERA CORP.	137,688	282,251
49,000	KYOSAN ELECTRIC MANUFACTURING CO. LTD.	177,172	282,306
5,000	KYOWA KIRIN CO. LTD.	54,616	118,402
52,200	LASERTEC CORP.	1,613,876	2,671,133
800	LAWSON, INC.	37,075	45,575
13,100	LINTEC CORP.	259,789	294,661
9,600	LIXIL GROUP CORP.	116,603	166,899
4,800	M3, INC.	51,468	146,003
2,000	MAKITA CORP.	48,587	70,130
39,400	MARUBENI CORP.	214,969	293,936
6,500	MARUI GROUP CO. LTD.	32,287	159,606
14,600	MATSUMOTOKIYOSHI HOLDINGS CO. LTD.	542,531	569,058
6,200	MAZDA MOTOR CORP.	47,297	53,524
2,400	MEIJI HOLDINGS CO. LTD.	38,749	163,011
8,700	MINEBEA MITSUMI, INC.	84,406	182,319
597	MIRAI CORP.	328,940	335,162
800	MIRAIAL CO. LTD.	9,998	10,234
36,800	MITSUBISHI CHEMICAL HOLDINGS CORP.	149,792	276,876

See accompanying notes to financial statements.	74	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund

December 31, 2019

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
17,500	MITSUBISHI CORP.	$230,376	467,075
40,000	MITSUBISHI ELECTRIC CORP.	322,860	551,654
17,000	MITSUBISHI ESTATE CO. LTD.	199,703	326,920
8,500	MITSUBISHI GAS CHEMICAL CO., INC.	75,149	130,956
2,500	MITSUBISHI HEAVY INDUSTRIES LTD.	76,146	97,741
126,400	MITSUBISHI UFJ FINANCIAL GROUP, INC.	597,760	690,079
27,000	MITSUBISHI UFJ LEASE & FINANCE CO. LTD.	83,878	175,436
15,300	MITSUI & CO. LTD.	147,837	274,021
7,400	MITSUI CHEMICALS, INC.	87,469	182,523
219,200	MIZUHO FINANCIAL GROUP, INC.	334,687	339,528
38,900	MONOTARO CO. LTD.	1,033,078	1,046,475
8,280	MS&AD INSURANCE GROUP HOLDINGS, INC.	177,615	275,174
37,400	MUGEN ESTATE CO. LTD.	216,786	273,302
10,800	MURATA MANUFACTURING CO. LTD.	162,615	670,533
1,700	NABTESCO CORP.	45,449	51,084
20,200	NANTO BANK (THE) LTD.	470,557	517,386
3,000	NGK SPARK PLUG CO. LTD.	28,359	58,920
3,000	NH FOODS LTD.	72,315	124,523
16,700	NICHIAS CORP.	297,341	428,048
3,900	NIDEC CORP.	129,234	538,581
55,100	NIHON M&A CENTER, INC.	1,586,088	1,909,268
2,600	NINTENDO CO. LTD.	285,625	1,052,156
22	NIPPON BUILDING FUND, INC.	90,970	160,968
2,200	NIPPON ELECTRIC GLASS CO. LTD.	44,793	49,424
1,700	NIPPON EXPRESS CO. LTD.	60,747	100,446
26	NIPPON PROLOGIS REIT, INC.	54,492	66,140
30,400	NIPPON TELEGRAPH & TELEPHONE CORP.	342,697	771,366
5,000	NISSAN CHEMICAL CORP.	50,851	211,449
3,670	NISSHIN SEIFUN GROUP, INC.	31,991	64,378
1,200	NISSIN FOODS HOLDINGS CO. LTD.	43,959	89,678
2,700	NITORI HOLDINGS CO. LTD.	87,310	428,029
3,200	NITTO DENKO CORP.	77,639	182,007
3,500	NITTO FUJI FLOUR MILLING CO. LTD.	211,323	203,580
67,300	NOMURA HOLDINGS, INC.	225,895	348,965
33,200	NOMURA REAL ESTATE HOLDINGS, INC.	679,160	800,552
46	NOMURA REAL ESTATE MASTER FUND, INC.	64,976	78,575
9,801	NOMURA RESEARCH INSTITUTE LTD.	43,930	210,894
7,000	NSK LTD.	50,459	67,066
7,000	NTT DATA CORP.	36,520	94,510
23,800	NTT DOCOMO, INC.	362,981	665,449
12,000	OBAYASHI CORP.	48,665	134,407
33,200	OLYMPUS CORP.	211,415	516,081
1,100	OMRON CORP.	31,828	64,995
5,000	ONO PHARMACEUTICAL CO. LTD.	43,040	115,135
4,800	ORIENTAL LAND CO. LTD.	113,097	657,347
12,600	ORIX CORP.	144,981	210,010
7,300	OTSUKA HOLDINGS CO. LTD.	217,894	328,065
23,900	PANASONIC CORP.	152,339	226,451
15,900	PKSHA TECHNOLOGY, INC.(c)	662,203	580,949
20,600	RAKSUL, INC.(c)	693,328	711,914
74,200	RAKUS CO. LTD.	1,100,951	1,366,474
8,400	RAKUTEN, INC.	40,327	72,284
18,800	RECRUIT HOLDINGS CO. LTD.	561,557	709,228
10,300	RENESAS ELECTRONICS CORP.(c)	48,441	71,097
1,200	RINNAI CORP.	52,047	94,427
4,200	ROHM CO. LTD.	166,807	339,386
34,600	SANKI ENGINEERING CO. LTD.	423,298	491,352
13,000	SANTEN PHARMACEUTICAL CO. LTD.	85,886	249,579
13,720	SBI HOLDINGS, INC.	111,165	292,318
3,400	SECOM CO. LTD.	133,812	305,939
7,300	SEGA SAMMY HOLDINGS, INC.	68,324	106,354
49,400	SEIKITOKYU KOGYO CO. LTD.	333,527	413,732
5,300	SEIKO EPSON CORP.	75,811	80,728
13,000	SEKISUI CHEMICAL CO. LTD.	66,177	227,804
6,000	SEKISUI HOUSE LTD.	44,394	128,857
47,800	SEVEN & I HOLDINGS CO. LTD.	1,539,536	1,761,018
6,400	SHARP CORP.	61,105	99,250

See accompanying notes to financial statements.	75	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund

December 31, 2019

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
4,000	SHIMADZU CORP.	$25,419	126,639
1,000	SHIMAMURA CO. LTD.	61,206	76,573
1,500	SHIMANO, INC.	58,204	245,318
9,200	SHIN-ETSU CHEMICAL CO. LTD.	461,684	1,021,140
4,000	SHIONOGI & CO. LTD.	67,679	249,119
5,900	SHISEIDO CO. LTD.	88,706	422,565
28,700	SHOWA CORP.	405,945	600,123
20,200	SK-ELECTRONICS CO. LTD.	355,639	370,704
900	SMC CORP.	106,941	416,557
7,000	SOFTBANK CORP.	83,164	94,027
36,800	SOFTBANK GROUP CORP.	412,233	1,610,794
9,000	SOMPO HOLDINGS, INC.	202,248	356,173
23,200	SONY CORP.	522,909	1,580,260
2,700	STANLEY ELECTRIC CO. LTD.	30,745	79,021
4,600	STARZEN CO. LTD.	186,228	187,124
5,700	SUBARU CORP.	26,572	142,349
9,300	SUMCO CORP.	108,434	156,291
25,000	SUMITOMO CHEMICAL CO. LTD.	74,256	114,583
17,500	SUMITOMO CORP.	207,148	261,562
4,000	SUMITOMO DAINIPPON PHARMA CO. LTD.	45,511	78,413
8,800	SUMITOMO ELECTRIC INDUSTRIES LTD.	75,679	133,796
17,100	SUMITOMO HEAVY INDUSTRIES LTD.	494,606	492,596
4,631	SUMITOMO MITSUI TRUST HOLDINGS, INC.	156,733	184,848
4,000	SUMITOMO REALTY & DEVELOPMENT CO. LTD.	110,500	140,334
9,300	SUZUKI MOTOR CORP.	199,522	390,899
2,600	SYSMEX CORP.	51,707	178,247
13,700	T RAD CO. LTD.	264,171	258,983
36,400	T&D HOLDINGS, INC.	381,317	467,332
1,400	TAIHEIYO CEMENT CORP.	29,931	41,425
3,400	TAISEI CORP.	55,809	142,221
109,800	TAKARA LEBEN CO. LTD.	430,207	512,343
22,897	TAKEDA PHARMACEUTICAL CO. LTD.	779,583	912,888
74,100	TATSUTA ELECTRIC WIRE AND CABLE CO. LTD.	327,189	413,277
1,900	TDK CORP.	133,104	216,658
5,800	TEIJIN LTD.	67,529	109,162
11,600	TERUMO CORP.	117,165	414,762
2,800	THK CO. LTD.	48,191	76,484
1,500	TOHO CO. LTD.	25,533	62,744
3,400	TOHO GAS CO. LTD.	81,221	139,561
7,200	TOHOKU ELECTRIC POWER CO., INC.	56,650	71,699
14,400	TOKIO MARINE HOLDINGS, INC.	359,676	810,948
28,100	TOKYO ELECTRIC POWER CO. HOLDINGS, INC.(c)	104,659	120,774
3,300	TOKYO ELECTRON LTD.	135,391	726,635
6,000	TOKYO GAS CO. LTD.	103,615	146,418
7,100	TOKYO SEIMITSU CO. LTD.	212,364	278,367
12,500	TOKYU CORP.	103,448	232,272
20,000	TOKYU FUDOSAN HOLDINGS CORP.	69,576	138,972
3,000	TOPPAN PRINTING CO. LTD.	46,386	62,427
17,000	TORAY INDUSTRIES, INC.	70,413	115,951
3,000	TOTO LTD.	30,029	128,112
75,200	TOYO CONSTRUCTION CO. LTD.	312,593	361,968
3,000	TOYO SUISAN KAISHA LTD.	74,690	127,836
4,000	TOYOTA INDUSTRIES CORP.	101,266	233,031
46,662	TOYOTA MOTOR CORP.	1,594,403	3,312,785
1,800	TOYOTA TSUSHO CORP.	14,973	63,946
900	TREND MICRO, INC.	26,540	46,385
19,200	UBE INDUSTRIES LTD.	387,205	420,384
7,800	UNICHARM CORP.	68,794	265,611
60	UNITED URBAN INVESTMENT CORP.	85,311	112,429
4,900	USS CO. LTD.	56,003	93,170
1,400	WELCIA HOLDINGS CO. LTD.	48,069	89,550
4,100	WEST JAPAN RAILWAY CO.	134,756	356,248
2,500	YAKULT HONSHA CO. LTD.	74,984	138,742
18,500	YAMADA DENKI CO. LTD.	67,043	98,412
46,400	YAMAGUCHI FINANCIAL GROUP, INC.	326,523	317,718
4,800	YAMAHA MOTOR CO. LTD.	48,849	97,321
4,000	YAMAZAKI BAKING CO. LTD.	44,679	71,750

See accompanying notes to financial statements.	76	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
December 31, 2019

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
5,000	YASKAWA ELECTRIC CORP.	$48,019	191,892
10,100	YUASA TRADING CO. LTD.	293,394	342,538
25,900	Z HOLDINGS CORP.	65,455	109,888
		57,675,854	94,586,873	13.29%
Jersey:
116,287	SANNE GROUP PLC	812,583	1,042,809
197,400	XLMEDIA PLC	161,763	117,010
		974,346	1,159,819	0.16%
Macau:
172,800	SANDS CHINA LTD.	551,191	923,619
		551,191	923,619	0.13%
Mexico:
201,200	BANCO DEL BAJIO S.A.(e)	360,811	337,009
64,700	QUALITAS CONTROLADORA S.A.B. DE C.V.	232,834	271,701
213,700	REGIONAL S.A.B. DE C.V.	1,029,203	1,199,749
1,053,734	WAL-MART DE MEXICO S.A.B. DE C.V.	2,681,393	3,017,834
		4,304,241	4,826,293	0.68%
Netherlands:
3,857	AKZO NOBEL N.V.	184,366	392,145
9,632	ARCELORMITTAL S.A.	97,048	169,000
7,173	ASML HOLDING N.V.	106,863	2,121,718
14,743	ASML HOLDING N.V. (REGISTERED)	2,939,685	4,363,043
3,610	EXOR N.V.	90,616	279,728
22,294	FORFARMERS N.V.	142,814	143,541
2,765	HEINEKEN HOLDING N.V.	148,540	267,970
3,662	HEINEKEN N.V.	128,663	389,900
17,328	IMCD N.V.	1,330,919	1,512,184
448,838	ING GROEP N.V.	4,727,760	5,380,998
19,595	INTERTRUST N.V.(e)	321,331	380,469
16,750	INTERXION HOLDING N.V.(c)	1,438,986	1,403,817
17,656	KONINKLIJKE AHOLD DELHAIZE N.V.	203,381	441,547
3,281	KONINKLIJKE DSM N.V.	122,903	427,283
51,375	KONINKLIJKE KPN N.V.	108,346	151,618
20,095	KONINKLIJKE PHILIPS N.V.	343,642	980,965
25,793	KONINKLIJKE VOLKERWESSELS N.V.	445,731	635,058
29,817	NXP SEMICONDUCTORS N.V.	2,680,727	3,794,511
8,117	QIAGEN N.V.(c)	119,394	277,333
3,238	RANDSTAD N.V.	99,928	197,730
30,151	ROYAL DUTCH SHELL PLC, CLASS A	668,681	892,615
78,928	ROYAL DUTCH SHELL PLC, CLASS B	1,736,914	2,341,353
12,197	SIGNIFY N.V.(e)	353,260	381,163
19,620	TAKEAWAY.COM N.V.(b)(c)(e)	1,617,085	1,809,037
6,193	WOLTERS KLUWER N.V.	101,075	451,674
		20,258,658	29,586,400	4.16%
New Zealand:
16,545	AUCKLAND INTERNATIONAL AIRPORT LTD.	50,086	97,458
31,147	HALLENSTEIN GLASSON HOLDINGS LTD.	115,879	126,648
		165,965	224,106	0.03%
Norway:
1,208	ADEVINTA ASA(c)	11,661	14,310
17,485	BAKKAFROST P/F	1,232,983	1,294,551
15,038	DNB ASA	107,736	280,914
31,602	EQUINOR ASA	538,961	631,731
74,772	KITRON ASA	79,048	93,685
8,921	ORKLA ASA	59,155	90,396
57,040	STOREBRAND ASA	364,067	448,430
14,536	TELENOR ASA	210,513	260,692
9,490	TGS NOPEC GEOPHYSICAL CO. ASA	257,799	288,722
2,500	YARA INTERNATIONAL ASA	58,115	103,995
		2,920,038	3,507,426	0.49%
Philippines:
573,800	FIRST GEN CORP.	286,157	273,616

See accompanying notes to financial statements.	77	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
December 31, 2019

Shares	Security	Cost	Fair value (a)	Percent of net assets
Philippines (Cont’d):
9,000	GLOBE TELECOM, INC.	$319,161	358,969
		605,318	632,585	0.09%
Portugal:
85,477	ALTRI SGPS S.A.	583,770	544,596
20,567	EDP - ENERGIAS DE PORTUGAL S.A.	48,529	89,143
9,417	JERONIMO MARTINS SGPS S.A.	105,676	154,907
		737,975	788,646	0.11%
Russia:
52,700	HEADHUNTER GROUP PLC ADR(b)(f)	1,086,642	1,130,415
257,400	RUSHYDRO PJSC ADR(f)	218,665	216,988
		1,305,307	1,347,403	0.19%
Singapore:
302,700	AEM HOLDINGS LTD.	265,969	454,630
529,900	ASCOTT RESIDENCE TRUST(c)(g)	504,028	524,010
124,600	CAPITALAND LTD.	247,485	347,411
36,000	CAPITALAND MALL TRUST	34,133	65,846
8,400	CITY DEVELOPMENTS LTD.	34,076	68,389
28,300	DBS GROUP HOLDINGS LTD.	159,243	544,558
374,800	FRENCKEN GROUP LTD.	253,379	257,772
21,000	KEPPEL CORP. LTD.	53,869	105,707
7,840	KEPPEL REIT	3,183	7,228
6,000	OVERSEA-CHINESE BANKING CORP. LTD.	33,180	48,983
13,000	SINGAPORE EXCHANGE LTD.	40,226	85,639
112,000	SINGAPORE TELECOMMUNICATIONS LTD.	184,276	280,635
4,600	UNITED OVERSEAS BANK LTD.	26,071	90,327
23,900	UOL GROUP LTD.	89,591	147,848
35,400	WILMAR INTERNATIONAL LTD.	68,955	108,441
		1,997,664	3,137,424	0.44%
South Africa:
33,591	AFRICAN RAINBOW MINERALS LTD.	339,096	392,511
26,593	BARLOWORLD LTD.	218,512	214,039
79,610	INVESTEC PLC	490,976	467,255
117,469	METAIR INVESTMENTS LTD.	184,301	193,741
83,378	TELKOM S.A. SOC LTD.	425,342	207,284
		1,658,227	1,474,830	0.21%
South Korea:
3,487	DAELIM INDUSTRIAL CO. LTD.	294,468	272,881
16,911	DAEWON PHARMACEUTICAL CO. LTD.(c)	218,169	252,981
20,489	DB HITEK CO. LTD.	270,468	488,993
19,034	DOUZONE BIZON CO. LTD.	1,078,859	1,333,178
5,830	GS HOLDINGS CORP.	245,188	260,131
2,154	HYUNDAI GLOVIS CO. LTD.	274,512	266,351
46,124	HYUNDAI GREENFOOD CO. LTD.	465,431	472,627
12,025	HYUNDAI MOTOR CO.	1,475,791	1,252,983
13,688	KC TECH CO. LTD.	209,922	276,376
30,770	LG UPLUS CORP.	348,896	377,824
10,183	LOTTE FINE CHEMICAL CO. LTD.	404,389	397,564
4,775	MAEIL DAIRIES CO. LTD.	380,764	355,508
24,242	NAVER CORP.	3,044,908	3,909,493
166,348	SAMSUNG ELECTRONICS CO. LTD.	5,437,201	8,026,476
14,251	SAMSUNG SECURITIES CO. LTD.	434,059	475,670
28,697	SETTLE BANK, INC.	899,288	717,146
21,239	UNITEST, INC.	237,890	263,548
8,433	VIEWORKS CO. LTD.	182,467	229,703
		15,902,670	19,629,433	2.76%
Spain:
1,260	ACCIONA S.A.	78,312	132,571
1,729	ACS ACTIVIDADES DE CONSTRUCCION Y SERVICIOS S.A.	50,301	69,140
583	AENA S.M.E. S.A.(e)	50,199	111,499
50,208	AMADEUS IT GROUP S.A.	3,724,950	4,099,974
21,276	BANCO BILBAO VIZCAYA ARGENTARIA S.A.	115,458	118,921
284,591	BANCO DE SABADELL S.A.	262,572	331,995
813,038	BANKIA S.A.	2,507,535	1,735,051
294,605	CAIXABANK S.A.	694,881	924,623
7,431	ENAGAS S.A.	139,323	189,546

See accompanying notes to financial statements.	78	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
December 31, 2019

Shares	Security	Cost	Fair value (a)	Percent of net assets
Spain (Cont’d):
5,742	FERROVIAL S.A.	$97,569	173,708
15,282	GRIFOLS S.A.	273,864	538,767
54,451	IBERDROLA S.A.	266,323	560,693
2,187	INDUSTRIA DE DISENO TEXTIL S.A.	15,763	77,152
53,086	MEDIASET ESPANA COMUNICACION S.A.	352,561	337,034
13,196	MIQUEL Y COSTAS & MIQUEL S.A.	241,236	242,752
16,489	NATURGY ENERGY GROUP S.A.	264,629	414,304
11,356	RED ELECTRICA CORP. S.A.	121,909	228,329
46,787	REPSOL S.A.	567,753	731,060
		9,825,138	11,017,119	1.55%
Sweden:
22,200	ASSA ABLOY AB, CLASS B	89,466	519,071
102,779	ATLAS COPCO AB, CLASS A	2,853,245	4,099,594
4,000	ATLAS COPCO AB, CLASS B	22,805	138,880
154,830	AVANZA BANK HOLDING AB	1,337,232	1,616,678
56,101	BEIJER REF AB	1,357,684	1,645,951
75,639	BIOTAGE AB	837,243	1,001,376
18,403	BOLIDEN AB	471,821	488,253
22,316	CELLAVISION AB	829,856	761,232
7,501	ELECTROLUX AB, CLASS B	95,788	184,114
9,604	EPIROC AB, CLASS A	18,146	117,251
4,000	EPIROC AB, CLASS B	7,248	47,425
8,600	ESSITY AB, CLASS B	62,137	277,107
14,726	HENNES & MAURITZ AB, CLASS B	222,503	299,477
3,700	HEXAGON AB, CLASS B	56,830	207,391
41,907	HUMANA AB	223,180	272,479
17,500	HUSQVARNA AB, CLASS B	64,201	140,167
8,270	INDUSTRIVARDEN AB, CLASS C	85,948	199,458
41,319	INDUTRADE AB	1,259,933	1,478,711
10,953	INVESTOR AB, CLASS B	150,033	597,797
56,909	INWIDO AB	320,042	438,072
3,000	KINNEVIK AB, CLASS B	51,225	73,348
7,801	KNOW IT AB	144,665	173,655
3,301	LUNDIN PETROLEUM AB	46,596	112,179
77,305	MEDICOVER AB, CLASS B(c)	670,793	896,328
77,913	NOBIA AB	452,973	580,624
46,408	NOBINA AB(e)	300,038	319,334
65,911	RESURS HOLDING AB(e)	404,333	423,276
17,617	SANDVIK AB	137,705	343,543
13,348	SECURITAS AB, CLASS B	106,689	230,083
35,236	SKANDINAVISKA ENSKILDA BANKEN AB, CLASS A	139,725	331,355
2,800	SKANSKA AB, CLASS B	23,703	63,286
5,929	SKF AB, CLASS B	90,829	119,892
8,600	SVENSKA CELLULOSA AB S.C.A., CLASS B	15,915	87,227
26,700	SVENSKA HANDELSBANKEN AB, CLASS A	161,721	287,629
59,340	TELEFONAKTIEBOLAGET LM ERICSSON, CLASS B	304,553	516,719
35,506	TETHYS OIL AB	259,465	319,944
70,205	VITEC SOFTWARE GROUP AB, CLASS B	1,210,148	1,386,658
25,108	VOLVO AB, CLASS B	162,740	420,596
		15,049,157	21,216,160	2.98%
Switzerland:
321,938	ABB LTD. (REGISTERED)	6,426,815	7,774,014
2,686	ADECCO GROUP A.G. (REGISTERED)	80,814	169,908
71,035	ALCON, INC.(c)	3,896,964	4,022,234
484	BALOISE HOLDING A.G. (REGISTERED)	26,452	87,518
1,098	BUCHER INDUSTRIES A.G. (REGISTERED)	236,188	385,514
35	CHOCOLADEFABRIKEN LINDT & SPRUENGLI A.G. (PARTICIPATION CERTIFICATE)	50,308	271,776
3	CHOCOLADEFABRIKEN LINDT & SPRUENGLI A.G. (REGISTERED)	75,352	265,034
28,752	CHUBB LTD.	2,743,388	4,475,536
55,933	CIE FINANCIERE RICHEMONT S.A. (REGISTERED)	3,914,442	4,395,809
6,592	GEBERIT A.G. (REGISTERED)	2,318,982	3,699,912
140	GIVAUDAN S.A. (REGISTERED)	76,496	438,458
90,298	GLENCORE PLC(c)	188,311	281,499
1,807	IDORSIA LTD.(c)	18,603	55,902
3,937	JULIUS BAER GROUP LTD.(c)	81,664	203,115

See accompanying notes to financial statements.	79	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
December 31, 2019

Shares	Security	Cost	Fair value (a)	Percent of net assets
Switzerland (Cont’d):
71,597	LAFARGEHOLCIM LTD. (REGISTERED)(c)	$3,552,062	3,972,679
8,089	LANDIS+GYR GROUP A.G.(c)	568,369	841,664
897	LONZA GROUP A.G. (REGISTERED)(c)	50,452	327,361
130,046	NESTLE S.A. (REGISTERED)	7,138,358	14,079,582
61,857	NOVARTIS A.G. (REGISTERED)	3,114,420	5,873,795
19,355	PARGESA HOLDING S.A. (BEARER)	1,371,838	1,608,917
12,406	ROCHE HOLDING A.G. (GENUSSCHEIN)	1,614,189	4,025,092
1,381	SCHINDLER HOLDING A.G. (PARTICIPATION CERTIFICATE)	108,493	351,315
589	SCHINDLER HOLDING A.G. (REGISTERED)	68,597	144,359
121	SGS S.A. (REGISTERED)	130,564	331,443
26,209	SIKA A.G. (REGISTERED)	3,213,477	4,924,681
1,300	SONOVA HOLDING A.G. (REGISTERED)	84,464	297,530
7,867	STMICROELECTRONICS N.V.	36,286	211,521
635	SULZER A.G. (REGISTERED)	30,609	70,862
743	SWISS LIFE HOLDING A.G. (REGISTERED)	101,194	372,959
777	SWISS PRIME SITE A.G. (REGISTERED)(c)	65,303	89,839
436	SWISS RE A.G.	32,156	48,970
196	SWISSCOM A.G. (REGISTERED)	49,924	103,812
20,268	TE CONNECTIVITY LTD.	570,413	1,942,485
4,749	TECAN GROUP A.G. (REGISTERED)	974,125	1,334,706
467,437	UBS GROUP A.G. (REGISTERED)(c)	6,714,198	5,904,544
9,681	VAT GROUP A.G.(c)(e)	1,322,294	1,636,007
100	VETROPACK HOLDING A.G. (BEARER)	256,087	314,115
31,055	WIZZ AIR HOLDINGS PLC(c)(e)	1,370,968	1,602,226
4,693	ZEHNDER GROUP A.G. (REGISTERED)	178,951	221,121
4,668	ZURICH INSURANCE GROUP A.G.	912,788	1,915,337
		53,765,358	79,073,151	11.11%
Taiwan:
67,000	AIRTAC INTERNATIONAL GROUP	813,902	1,042,649
305,000	ASIA CEMENT CORP.	434,632	487,866
46,000	BIOTEQUE CORP.	199,088	200,254
125,000	CHC HEALTHCARE GROUP	178,135	167,837
124,000	CHIPBOND TECHNOLOGY CORP.	239,179	277,973
419,000	CHIPMOS TECHNOLOGIES, INC.	449,603	478,725
179,000	ESON PRECISION IND CO. LTD.	236,267	220,936
38,000	GLOBALWAFERS CO. LTD.	372,583	484,872
145,000	JARLLYTEC CO. LTD.	327,630	460,970
241,000	MIRLE AUTOMATION CORP.	311,936	319,168
90,000	RADIANT OPTO-ELECTRONICS CORP.	361,908	360,276
1,260,000	SINOPAC FINANCIAL HOLDINGS CO. LTD.	492,562	546,419
95,662	TAIWAN SEMICONDUCTOR MANUFACTURING CO. LTD. ADR(f)	2,063,335	5,557,962
82,000	TOPCO SCIENTIFIC CO. LTD.	252,353	288,588
644,000	WISTRON CORP.	522,109	609,047
90,000	ZHEN DING TECHNOLOGY HOLDING LTD.	335,681	429,329
		7,590,903	11,932,871	1.68%
Thailand:
432,100	PRUKSA HOLDING PCL (REGISTERED)	233,658	213,498
		233,658	213,498	0.03%
Turkey:
53,800	COCA-COLA ICECEK A.S.	315,265	349,985
		315,265	349,985	0.05%
United Arab Emirates:
187,397	NETWORK INTERNATIONAL HOLDINGS PLC(c)(e)	1,324,742	1,591,129
		1,324,742	1,591,129	0.22%
United Kingdom:
25,248	3I GROUP PLC	88,645	367,210
55,800	ABCAM PLC	810,583	999,300
80,250	ACCESSO TECHNOLOGY GROUP PLC(c)	653,680	515,551
15,173	ADMIRAL GROUP PLC	364,853	464,066
38,656	AGGREKO PLC	408,897	426,322
53,800	ANGLO AMERICAN PLC	419,970	1,548,556
1,885	ASHTEAD GROUP PLC	47,343	60,274
26,375	ASTRAZENECA PLC	983,695	2,657,607
14,221	AUTO TRADER GROUP PLC(e)	68,171	112,006
44,043	AVIVA PLC	142,300	244,267

See accompanying notes to financial statements.	80	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2019

Shares	Security	Cost	Fair value (a)	Percent of net assets
United Kingdom (Cont’d):
43,051	BABCOCK INTERNATIONAL GROUP PLC	$300,400	358,918
49,840	BAE SYSTEMS PLC	250,267	372,870
113,471	BAKKAVOR GROUP PLC(e)	166,389	209,824
240,132	BARCLAYS PLC	425,446	571,397
2,391	BERKELEY GROUP HOLDINGS (THE) PLC	71,739	153,890
147,057	BP PLC	864,272	918,638
34,586	BRITISH AMERICAN TOBACCO PLC	1,035,056	1,480,435
10,909	BRITISH LAND (THE) CO. PLC	56,767	92,307
47,145	BT GROUP PLC	119,733	120,175
6,194	BUNZL PLC	68,422	169,424
8,202	BURBERRY GROUP PLC	40,549	239,559
17,991	CNH INDUSTRIAL N.V.	97,871	197,567
1,447	COCA-COLA EUROPEAN PARTNERS PLC	55,218	73,623
437,581	COMPASS GROUP PLC	6,450,879	10,954,815
36,515	CRANEWARE PLC	959,637	1,141,480
2,276	CRODA INTERNATIONAL PLC	82,785	154,357
43,200	DART GROUP PLC	431,313	969,353
35,641	DECHRA PHARMACEUTICALS PLC	1,319,890	1,369,092
41,623	DIAGEO PLC	507,983	1,764,558
40,654	EASYJET PLC	523,562	767,097
3,956	FERGUSON PLC	70,457	358,948
58,240	FEVERTREE DRINKS PLC	1,475,370	1,614,639
10,222	FIAT CHRYSLER AUTOMOBILES N.V.	17,872	150,161
24,413	FIAT CHRYSLER AUTOMOBILES N.V.	161,492	361,305
53,256	G4S PLC	123,878	153,784
141,025	GB GROUP PLC	1,013,266	1,457,054
60,868	GLAXOSMITHKLINE PLC	943,970	1,434,332
144,168	HSBC HOLDINGS PLC	916,254	1,130,322
97,482	IMI PLC	1,301,896	1,522,380
2,072	IMPERIAL BRANDS PLC	44,967	51,296
1,474	INTERCONTINENTAL HOTELS GROUP PLC	64,215	101,684
32,745	INTERNATIONAL CONSOLIDATED AIRLINES GROUP S.A. -CDI	90,834	265,191
46,380	ITV PLC	59,143	92,767
251,437	J SAINSBURY PLC	662,344	765,690
132,767	JOHN WOOD GROUP PLC	1,142,076	700,815
2,248	JOHNSON MATTHEY PLC	35,933	89,212
219,599	KINGFISHER PLC	531,850	631,212
11,063	LAND SECURITIES GROUP PLC	77,637	145,075
4,601,377	LLOYDS BANKING GROUP PLC	3,437,928	3,809,365
6,030	LONDON STOCK EXCHANGE GROUP PLC	69,795	619,019
40,464	M&G PLC(c)	84,073	127,136
157,221	MAN GROUP PLC	205,784	329,043
300,659	MARSTON’S PLC	477,602	506,578
10,115	MEGGITT PLC	39,653	88,000
35,540	MELROSE INDUSTRIES PLC	51,515	113,030
145,235	MORGAN ADVANCED MATERIALS PLC	467,561	609,839
40,225	NATIONAL GRID PLC	346,588	503,142
2,148	NEXT PLC	36,823	199,679
103,083	ONESAVINGS BANK PLC	483,067	591,781
40,464	PRUDENTIAL PLC	505,774	776,644
32,250	RECKITT BENCKISER GROUP PLC	2,079,013	2,618,208
170,506	REDDE PLC	266,694	239,403
57,235	REDROW PLC	447,916	564,811
47,054	RELX PLC	574,910	1,185,450
197,232	RELX PLC (LONDON EXCHANGE)	2,613,839	4,978,186
19,426	RIO TINTO LTD.	611,119	1,368,672
34,005	RIO TINTO PLC	893,598	2,028,288
611,306	ROYAL BANK OF SCOTLAND GROUP PLC	1,838,692	1,945,796
77,712	ROYAL MAIL PLC	220,280	232,947
20,657	SAGE GROUP (THE) PLC	74,323	204,943
1,412	SCHRODERS PLC	46,641	62,357
16,135	SEGRO PLC	67,053	191,753
114,270	SENIOR PLC	287,158	261,705
4,954	SEVERN TRENT PLC	76,220	165,036
166,460	SMITH & NEPHEW PLC	3,574,023	4,040,533
2,453	SMITHS GROUP PLC	28,519	54,815
9,489	SPECTRIS PLC	300,454	365,259

See accompanying notes to financial statements.	81	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2019

Shares	Security	Cost	Fair value (a)	Percent of net assets
United Kingdom (Cont’d):
297,861	SPEEDY HIRE PLC	$207,072	303,801
13,083	SPIRAX-SARCO ENGINEERING PLC	1,341,634	1,540,614
11,840	SSE PLC	202,889	225,604
114,497	STANDARD CHARTERED PLC	832,701	1,080,445
82,413	STHREE PLC	315,585	413,733
62,229	TATE & LYLE PLC	582,881	626,622
72,176	TAYLOR WIMPEY PLC	122,883	184,899
1,445,201	TESCO PLC	4,656,968	4,885,328
97,889	TP ICAP PLC	415,366	529,936
3,749	TRAVIS PERKINS PLC	51,659	79,554
66,425	TYMAN PLC	194,645	238,884
9,489	UNILEVER N.V.	233,474	545,283
24,244	UNILEVER PLC	545,189	1,397,102
34,174	UNITED UTILITIES GROUP PLC	335,278	427,048
418,658	VODAFONE GROUP PLC	697,213	813,864
31,614	WEIR GROUP (THE) PLC	518,070	632,117
4,755	WHITBREAD PLC	148,786	305,224
10,770	WILLIS TOWERS WATSON PLC	1,703,837	2,174,894
25,243	WPP PLC	161,294	356,604
		60,023,808	86,043,379	12.09%
United States:
164,503	ARCH CAPITAL GROUP LTD.(c)	3,036,859	7,055,534
6,947	CARNIVAL PLC	239,494	335,321
183,492	DIVERSIFIED GAS & OIL PLC	265,564	258,852
19,837	ELASTIC N.V.(c)	1,752,954	1,275,519
3,424	FIDELITY NATIONAL INFORMATION SERVICES, INC.	289,873	476,244
4,277	METTLER-TOLEDO INTERNATIONAL, INC.(c)	2,543,268	3,392,858
1,600	MILLICOM INTERNATIONAL CELLULAR S.A. SDR	72,490	76,632
3,157	NEWMONT GOLDCORP CORP.	101,845	137,215
32,180	RESMED, INC.	3,548,292	4,986,935
		11,850,639	17,995,110	2.53%
	Sub-total Common Stocks:	454,529,238	668,283,824	93.88%
Preferred Stocks:
Brazil:
26,203	AZUL S.A. ADR(c)(f)	941,400	1,121,488
87,800	CIA DE SANEAMENTO DO PARANA, 0.98%(h)	350,151	460,095
274,581	TELEFONICA BRASIL S.A. ADR, 1.06%(f)(h)	3,464,906	3,932,000
		4,756,457	5,513,583	0.78%
Germany:
1,521	BAYERISCHE MOTOREN WERKE A.G., 6.37%(h)	49,612	93,921
1,217	HENKEL A.G. & CO. KGAA, 2.03%(h)	101,251	125,863
10,197	JUNGHEINRICH A.G., 2.28%(h)	253,285	245,917
1,443	PORSCHE AUTOMOBIL HOLDING S.E., 3.30%(h)	60,635	107,864
272	SARTORIUS A.G., 0.33%(h)	45,992	58,214
2,299	STO S.E. & CO. KGAA, 0.27%(h)	248,295	293,982
770	VOLKSWAGEN A.G., 2.75%(h)	99,996	152,220
		859,066	1,077,981	0.15%
South Korea:
2,204	HYUNDAI MOTOR CO. LTD. (2ND PREFERRED), 5.22%(h)	198,515	151,323
48,493	SAMSUNG ELECTRONICS CO. LTD., 3.10%(h)	1,439,460	1,903,742
		1,637,975	2,055,065	0.29%
	Sub-total Preferred Stocks:	7,253,498	8,646,629	1.22%
Rights:
Spain:
46,787	REPSOL S.A.(c)	22,111	22,199
		22,111	22,199	0.00%
	Sub-total Rights:	22,111	22,199	0.00%
Short-Term Investments:
8,084,387	FIDELITY INVESTMENTS MONEY MARKET GOVERNMENT PORTFOLIO(i)	8,084,387	8,084,387

See accompanying notes to financial statements.	82	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2019

Shares	Security	Cost	Fair value (a)	Percent of net assets
Short-Term Investments:
32,652,940	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, 1.53%(j)	$32,652,940	32,652,940
	Sub-total Short-Term Investments:	40,737,327	40,737,327	5.72%
	Grand total	$502,542,174	717,689,979	100.82%

Notes to Schedule of Investments:

(a)	Investments are valued in accordance with procedures described in note 2 to the financial statements.
(b)	Security is either wholly or partially on loan.
(c)	Non-income producing assets.
(d)	Security has been deemed worthless and is a Level 3 investment.
(e)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(f)	Securities are American Depositary Receipts of companies based outside of the United States representing 3.12% of net assets as of December 31, 2019.
(g)	This is a Level 3 security.
(h)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(i)	Investment relates to cash collateral received from portfolio securities loaned.
(j)

The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2018, the value of the Clearwater International Fund’s investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $15,216,595 with net purchases of $17,436,345 during the fiscal year ended December 31, 2019.

At December 31, 2019, the industry sectors for the Clearwater International Fund were:

Industry Sector	Percent of Long-Term Investments
Communication Services	5.27%
Consumer Discretionary	11.41
Consumer Staples	8.63
Energy	3.14
Financials	16.47
Health Care	11.71
Industrials	17.55
Information Technology	16.05
Materials	5.88
Real Estate	2.33
Utilities	1.56
100.00%

At December 31, 2019, the Clearwater International Fund’s investments were denominated in the following currencies:

Concentration by Currency	Percent of Long-Term Investments
Euro	20.86%
British Pound	14.28
Japanese Yen	13.97
United States Dollar	12.58
Swiss Franc	10.42
Canadian Dollar	6.27
Other currencies	21.62
100.00%

See accompanying notes to financial statements.	83	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2019

At December 31, 2019, the Clearwater International Fund had outstanding forward foreign currency exchange contracts as follows:

	Contract					Unrealized
	Settlement	Contract Amount				Appreciation
Counterparty	Date	Deliver		Receive		(Depreciation)
Northern Trust	01/23/2020	JPY	60,174,599	USD	557,335	$2,800
Northern Trust	01/23/2020	JPY	57,464,230	USD	527,592	$(1,966)
Northern Trust	05/14/2020	CNY	20,573,291	USD	2,920,425	(25,711)
						$(27,677)
						$(24,877)

See accompanying notes to financial statements.	84	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2019

Clearwater International Fund Portfolio Diversification
(as a percentage of net assets)

See accompanying notes to financial statements.	85	(Continued)

Item 1. Reports to Stockholders (cont.).

(b)	Not applicable.

Item 2. Code of Ethics

As of December 31, 2019, the Board of Trustees of Clearwater Investment Trust (the “Trust”) has adopted a code of ethics that applies to the Trust’s President/Principal Executive Officer and Treasurer/Principal Financial Officer (“Code of Ethics”). For the fiscal year ended December 31, 2019, there were no amendments to any provision of the Code of Ethics, nor were there any waivers granted from a provision of the Code of Ethics.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the Trust consists of eight members, six of whom are Independent Trustees as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Trustees does not include an “audit committee financial expert” (as defined in Item 3 of Form N-CSR). Given the restrictive nature of the definition of an “audit committee financial expert,” the Board of Trustees has determined that no current member of the Board of Trustees of the Trust qualifies as an “audit committee financial expert.” Furthermore, the Board of Trustees has determined that given the nature of investment company financial statements in general and the investment policies of the Trust’s fund offerings in particular that the independent trustees possess the necessary skills and experience to perform the functions of the audit committee.

Item 4. Principal Accountant Fees and Services

		2019	2018
(a)	Audit Fees	$111,600	$108,700
(b)	Audit-Related Fees	$0	$0
(c)	Tax Fees[1]	$32,204	$38,220
(d)	All Other Fees	$0	$0

 1Tax Fees are the aggregate amount billed by the Trust’s principal accountant for tax compliance, tax advice, international tax reclaim filings and tax planning during the fiscal year.

(e)

1.	The audit committee has adopted pre-approval policies and procedures regarding the provision of audit or non-audit services to the trust, as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The policies and procedures provide that, if pre-approval of non-audit services is requested other than at a regularly scheduled Audit Committee Meeting, Fund management shall present such request to the Audit Committee Chair, or committee member if a Chair is not designated, for review of the proposal and determination if a special session of the Audit Committee is required. If the Chair or member determines the request requires a special session, the Audit Committee Chair will call a session per standard protocols and invite non-members as required. If the request is deemed in adherence to the independence of the auditor and to the benefit of the Fund, the Chair or designee may grant the pre-approval without a special session.

The Chair, designee or Audit Committee shall review the purpose, terms and risks of the request in addition to assurances of maintaining auditor independence and adherence to Regulation S-X, paragraph (c)(7) of Rule 2-01. If the pre-approval request is approved, the request will be presented at the next regularly scheduled Audit Committee for ratification.

2.	No services were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Related Fees Provided to the Trust or to the Trust’s Investment Adviser.

2019= $17,000                                              2018= $15,600

(h)	For the most recent fiscal year, the Audit Committee has determined that the provision of non-audit services to Clearwater Management Company and its affiliates was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable (the Funds are not listed issuers).

Item 6. Investments

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable (the Trust is an open-end management investment company).

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable (the Trust is an open-end management investment company).

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable (the Trust is an open-end management investment company).

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Trustees.

Item 11. Controls and Procedures

(a)	The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective based on the principal executive officer and principal financial officer’s evaluation of these controls and procedures, as required by Rule 30a-3(b) under the 1940 Act, as of a date within 90 days of the filing date of this document.

(b)	There have been no significant changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable (the Trust is an open-end management investment company).

Item 13. Exhibits

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is incorporated by reference to Exhibit 12(a)(1) to the report filed on Form N-CSR on March 5, 2015 (Accession Number 0000897101-15-000283).

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the 1940 Act.

(a)(3)	No written solicitations to purchase securities were sent or delivered during the period covered by this report by or on behalf of the Trust.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
President (Principal Executive Officer) and
Treasurer (Principal Financial Officer)

Date:	March 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
President (Principal Executive Officer)

Date:	March 5, 2020

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
Treasurer (Principal Financial Officer)

Date:	March 5, 2020